                                                                   EXHIBIT 10.25

                                                                EXECUTION COPY


                               U.S. $800,000,000


===============================================================================


                                CREDIT AGREEMENT


===============================================================================


                           dated as of June 30, 1997


                                     among


                             THE MONEY STORE INC.,
                                  as Borrower,


                        VARIOUS FINANCIAL INSTITUTIONS,
                                  as Lenders,


                                      and

                           FIRST UNION NATIONAL BANK,
                             as Documentation Agent

                                      and

                      THE FIRST NATIONAL BANK OF CHICAGO,
                            as Administrative Agent

===============================================================================

                               TABLE OF CONTENTS
                                                                            PAGE


                                   ARTICLE I

DEFINITIONS...............................................................  1

                                   ARTICLE II

THE CREDITS..............................................................  24
2.1.   Description of Facility...........................................  24
2.2.   Availability of Facility..........................................  24
2.3.   Committed Advances................................................  24
       2.3.1. Commitment.................................................  24
       2.3.2. Ratable Loans; Types of Advances...........................  25
       2.3.3. Minimum Amount of Each Committed Advance...................  25
       2.3.4. Required Payments; Termination.............................  25
       2.3.5. Method of Selecting Types and Interest Periods for
              New Committed Advances.....................................  25
       2.3.6. Conversion and Continuation of Outstanding Advances........  26
2.4.   Competitive Bid Advances..........................................  27
       2.4.1. Competitive Bid Option; Repayment of Competitive Bid
              Advances...................................................  27
       2.4.2. Competitive Bid Quote Request..............................  27
       2.4.3. Invitation for Competitive Bid Quotes......................  28
       2.4.4. Submission and Contents of Competitive Bid Quotes..........  28
       2.4.5. Notice to Borrower.........................................  29
       2.4.6. Acceptance and Notice by Borrower..........................  29
       2.4.7. Allocation by the Agent....................................  29
       2.4.8. Administration Fee.........................................  30
2.5.   Method of Borrowing...............................................  30
2.6.   Fees..............................................................  30
2.7.   Reductions in Aggregate Commitment; Principal Payments............  31
       2.7.1.  Reductions in Aggregate Commitment........................  31
       2.7.2.  Principal Payments........................................  31
2.8.   Changes in Interest Rate, etc.....................................  31
2.9.   Rates Applicable After Default....................................  32
2.10.  Method of Payment.................................................  32
       2.10.1.  General..................................................  32
       2.10.2.  Currency of Payment......................................  33
2.11.  Notes; Telephonic Notices.........................................  34
2.12.  Interest Payment Dates; Interest and Fee Basis....................  34
2.13.  Notification of Advances, Interest Rates,
       Prepayments and Commitment Reductions.............................  34
2.14.  Lending Installations.............................................  35
2.15.  Non-Receipt of Funds by the Agent.................................  35
2.16.  Risk Participation in Swing Line..................................  35

                                  ARTICLE III

CHANGE IN CIRCUMSTANCES..................................................  37
3.1.   Yield Protection..................................................  37
3.2.   Changes in Capital Adequacy Regulations...........................  37
3.3.   Availability of Types of Advances.................................  38
3.4.   Funding Indemnification...........................................  38
3.5.   Lender Statements; Survival of Indemnity..........................  38
3.6.   Market Disruption.................................................  39
                                   ARTICLE IV

THE LETTER OF CREDIT SUBFACILITY.........................................  39
4.1.   Obligation to Issue...............................................  39
4.2.   Types and Amounts.................................................  39
4.3.   Conditions........................................................  40
4.4.   Procedure for Issuance of Facility Letters of Credit..............  40
4.5.   Reimbursement Obligations; Duties of Issuing Banks................  42
4.6.   Participation.....................................................  42
4.7.   Payment of Reimbursement Obligations..............................  43
4.8.   Compensation for Facility Letters of Credit.......................  44
4.9.   Issuing Bank Reporting Requirements...............................  44
4.10.  Indemnification; Nature of Issuing Bank=s Duties..................  44

                                   ARTICLE V

CONDITIONS PRECEDENT; WITHHOLDING TAX EXEMPTION..........................  46
5.1.   Initial Advance and Facility Letter of Credit.....................  46
5.2.   Each Advance......................................................  47
5.3.   Withholding Tax Exemption.........................................  47

                                   ARTICLE VI

REPRESENTATIONS AND WARRANTIES  48
6.1.   Corporate Existence and Standing..................................  48
6.2.   Authorization and Validity........................................  48
6.3.   No Conflict; Government Consent...................................  48
6.4.   Financial Statements..............................................  49
6.5.   Material Adverse Change...........................................  49
6.6.   Taxes.............................................................  49
6.7.   Litigation and Contingent Obligations.............................  49
6.8.   Subsidiaries......................................................  49
6.9.   ERISA.............................................................  49
6.10.  Accuracy of Information...........................................  50
6.11.  Regulation U......................................................  50
6.12.  Material Agreements...............................................  50
6.13.  Compliance With Laws..............................................  50
6.14.  Ownership of Properties...........................................  50
6.15.  Assets; Prohibited Transactions...................................  50

6.16.  Environmental Matters.............................................  50
6.17.  Investment Company Act............................................  51
6.18.  Public Utility Holding Company Act................................  51
6.19.  Subordinated Indebtedness.........................................  51
6.20.  Insurance.........................................................  51

                                  ARTICLE VII

COVENANTS  51
7.1.   Financial Reporting...............................................  51
7.2.   Use of Proceeds...................................................  53
7.3.   Notice of Default.................................................  53
7.4.   Conduct of Business...............................................  53
7.5.   Taxes.............................................................  53
7.6.   Insurance.........................................................  53
7.7.   Compliance with Laws..............................................  53
7.8.   Maintenance of Properties.........................................  53
7.9.   Maintenance of Books; Inspection..................................  53
7.10.  Merger............................................................  54
7.11.  Sale of Assets....................................................  54
7.12.  Investments and Acquisitions......................................  54
7.13.  Liens.............................................................  55
7.14.  Subsidiary Indebtedness...........................................  56
7.15.  Affiliates........................................................  57
7.16.  Subordinated Indebtedness.........................................  57
7.17.  Contingent Obligations............................................  57
7.18.  Distributions.....................................................  57
7.19.  Subsidiary Preferred Stock........................................  58
7.20.  Financial Covenants...............................................  58
7.21.  Underwriting Standards............................................  59

                                  ARTICLE VIII

DEFAULTS.................................................................  59

  ARTICLE IXACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES...............  61
9.1.   Acceleration......................................................  61
9.2.   Amendments........................................................  62
9.3.   Preservation of Rights............................................  62



                 ARTICLE XGENERAL PROVISIONS.............................  63
10.1.  Survival of Representations.......................................  63
10.2.  Governmental Regulation...........................................  63
10.3.  Taxes.............................................................  63
10.4.  Headings..........................................................  63
10.5.  Entire Agreement..................................................  63
10.6.  Several Obligations; Benefits of this Agreement...................  63

10.7.  Expenses; Indemnification.........................................  63
10.8.  Numbers of Documents..............................................  64
10.9.  Accounting........................................................  64
10.10. Severability of Provisions........................................  64
10.11. Nonliability of Lenders...........................................  64
10.12. Nonreliance.......................................................  65

                     ARTICLE XITHE AGENT.................................  65
11.1.  Appointment; Nature of Relationship...............................  65
11.2.  Powers............................................................  65
11.3.  General Immunity..................................................  65
11.4.  No Responsibility for Loans, Recitals, etc........................  65
11.5.  Action on Instructions of Lenders.................................  66
11.6.  Employment of Agents and Counsel..................................  66
11.7.  Reliance on Documents; Counsel....................................  66
11.8.  Agent's Reimbursement and Indemnification.........................  66
11.9.  Notice of Default.................................................  67
11.10. Rights as a Lender................................................  67
11.11. Lender Credit Decision............................................  67
11.12. Successor Agent...................................................  67
11.13. Agent's Fee; Documentation Agent's Fee............................  68
11.14. Duties and Rights of Documentation Agent..........................  68

             ARTICLE XIISETOFF; RATABLE PAYMENTS.........................  68
12.1.  Setoff............................................................  68
12.2.  Ratable Payments..................................................  68

   ARTICLE XIIIBENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS.........  69
13.1.  Successors and Assigns............................................  69
13.2.  Participations....................................................  69
       13.2.1  Permitted Participants; Effect............................  69
       13.2.2. Voting Rights.............................................  69
       13.2.3. Benefit of Setoff.........................................  70
13.3.  Assignments.......................................................  70
       13.3.1. Permitted Assignments.....................................  70
       13.3.2. Effect; Effective Date....................................  70
13.4.  Dissemination of Information......................................  71
13.5.  Tax Treatment.....................................................  71

                     ARTICLE XIVNOTICES..................................  71
14.1.  Notices...........................................................  71
14.2.  Change of Address.................................................  71

                      ARTICLE XVCOUNTERPARTS...........................  72 A

  ARTICLE XVICHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL
                                     72 A

16.1.  CHOICE OF LAW...................................................  72 A
16.2.  CONSENT TO JURISDICTION.........................................  72 A
16.3.  WAIVER OF JURY TRIAL............................................  72 A

            ARTICLE XVIIRELEASE OF GUARANTY............................  72 B

                                 ARTICLE XVIII

TERMINATION OF EXISTING CREDIT AGREEMENT...............................  72 B

EXHIBIT A-1  FORM OF COMMITTED NOTE  A-1-1

EXHIBIT A-2  FORM OF SWING LINE NOTE  A-2-1

EXHIBIT A-3  FORM OF COMPETITIVE BID NOTE  A-3-1

EXHIBIT B    FORM OF COMPETITIVE BID QUOTE REQUEST....................    B-1

EXHIBIT C    FORM OF COMPETITIVE BID QUOTE............................    C-1

EXHIBIT D    FORM OF INVITATION FOR COMPETITIVE BID QUOTES  D-1

EXHIBIT E    FORM OF OPINION..........................................    E-1

EXHIBIT F    FORM OF COMPLIANCE CERTIFICATE...........................    F-1
    SCHEDULE I TO COMPLIANCE CERTIFICATE..............................    F-3

EXHIBIT G    FORM OF ASSIGNMENT AGREEMENT.............................    G-1

    SCHEDULE 1 TO ASSIGNMENT AGREEMENT................................    G-5

    EXHIBIT I NOTICE OF ASSIGNMENT....................................  G-I-1

EXHIBIT H    LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION...........    H-1

EXHIBIT I    FORM OF SUBSIDIARY GUARANTY..............................    H-1

SCHEDULE 1 CORPORATE FLOW CHART

SCHEDULE 2 SUBORDINATED INDEBTEDNESS/CONTINGENT OBLIGATIONS/EXISTING
         LIENS

                                CREDIT AGREEMENT

  This Agreement, dated as of June 30, 1997, is among The Money Store Inc., the Lenders, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent. The parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS
                                  -----------

  As used in this Agreement:

  "Absolute Rate" means, with respect to a Competitive Bid Loan made by a given
   -------------
Lender for the relevant Absolute Rate Interest Period, the rate of interest per annum (rounded to the nearest 1/100 of 1%) offered by such Lender and accepted by the Borrower pursuant to Section 2.4.6.
                            -------------

  "Absolute Rate Advance" means a borrowing hereunder consisting of the
   ---------------------
aggregate amount of the several Absolute Rate Loans made on the same Borrowing Date by some or all of the Lenders to the Borrower for the same Absolute Rate Interest Period.

  "Absolute Rate Auction" means a solicitation of Competitive Bid Quotes setting
   ---------------------
forth Absolute Rates pursuant to Section 2.4.
                                 -----------

  "Absolute Rate Interest Period" means, with respect to an Absolute Rate
   -----------------------------
Advance or an Absolute Rate Loan, a period of not less than 7 and not more than 180 days commencing on a Business Day selected by the Borrower pursuant to this Agreement, but in no event extending beyond the Facility Termination Date. If such Absolute Rate Interest Period would end on a day which is not a Business Day, such Absolute Rate Interest Period shall end on the next succeeding Business Day.

  "Absolute Rate Loan" means a Competitive Bid Loan, denominated in Dollars,
   ------------------
which bears interest at an Absolute Rate.

  "Acquisition" means any transaction, or any series of related transactions,
   -----------
consummated on or after the date of this Agreement, by which the Borrower or any of its Subsidiaries (i) acquires any going business or all or substantially all of the assets of any firm, corporation or limited liability company, or division thereof, whether through purchase of assets, merger or otherwise or (ii) directly or indirectly acquires (in one transaction or as the most recent transaction in a series of transactions) at least a majority (in number of votes) of the Securities of a corporation which have ordinary voting power for the election of directors (other than Securities having such power only by reason of the happening of a contingency) or a majority (by percentage or voting power) of the outstanding ownership interests of a partnership or limited liability company.

  "Adjusted Asset Amount" at any time of determination means the sum of:  (i)
   ---------------------
all Unrestricted Cash of the Borrower and its Subsidiaries at such time, (ii) the lesser of (x) $15,000,000 and (y) the amount of Unrestricted Investment Securities of the Borrower and its Subsidiaries at such time, (iii) 98% of all Consolidated Eligible Loans at such time, (iv) 65% of the Adjusted Interest-Only Strip Receivable at such time, plus (v) the product of (x) 50% and (y) the sum
                               ----
of the book value, in accordance with

GAAP, of each Headquarters Building (but, as to any Headquarters Building, only during such time as such Headquarters Building qualifies as an Unrestricted Administrative Land/Building), plus the lesser of (I) $50,000,000 and (II) the book value, in accordance with GAAP, of all Unrestricted Administrative Land/Buildings of the Borrower at such time (other than any Headquarters Building).

  "Adjusted Interest-Only Strip Receivable" at any time of determination means
   ---------------------------------------
the aggregate, for all consumer and commercial loans sold by the Borrower and its Subsidiaries, of the sum of (a) the present value of the excess, if any, of
(x) the interest charged by the Borrower or such Subsidiary to the obligor on such loan over (y) the sum of the interest payable to the transferee of such loan in respect of such loan (or, in the case of a sale by the Borrower or the applicable Subsidiary to a trust or other special purpose entity, the yield payable to the investors of such trust or other special purpose entity in respect of such loan), any normal loan servicing fees payable to the Servicer of such loan, and, if applicable, any trustee fees, surety bond provider or other credit enhancer fees or other transactional fees, all as determined at such time in accordance with GAAP in conformity with the line item entitled "interest-only strip receivable (net of allowance for credit losses)" in the consolidated statements of financial condition referred to in Section 6.4 (including, without
                                                 -----------
limitation, the prepayment assumptions therein), plus (b) the amount of the
                                                 ----
allowance for credit losses deducted in determining the amount described in clause (a) at such time, determined in accordance with GAAP in conformity with
----------
the line item entitled "allowance for credit losses" which is deducted in the calculation of the line item entitled "interest-only strip receivable" in the consolidated statements of financial condition referred to in Section 6.4.
                                                              -----------

  "Advance" means a borrowing hereunder (or conversion or continuation thereof)
   -------
consisting of the aggregate amount of the several Loans made on the same Borrowing Date (or date of conversion or continuation) by some or all of the Lenders to the Borrower of the same Type (or on the same interest basis in the case of Competitive Bid Advances) and, in the case of Fixed Rate Advances, for the same Interest Period, and includes both a Committed Advance and a Competitive Bid Advance. All Advances, other than Sterling Advances, are denominated in Dollars.

  "Affiliate" of any Person means any other Person directly or indirectly
   ---------
controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person owns 5% or more of any class of voting securities (or other ownership interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of stock, by contract or otherwise.

  "Agent" means The First National Bank of Chicago in its capacity as
   -----
administrative agent for the Lenders pursuant to Article XI, and not in its
                                                 ----------
individual capacity as a Lender, and any successor Agent appointed pursuant to
Article XI.
----------

  "Aggregate Available Commitment" means at any time the Aggregate Commitment
   ------------------------------
minus the Facility Letter of Credit Obligations.
-----

  "Aggregate Commitment" means the aggregate of the Commitments of all the
   --------------------
Lenders, as reduced from time to time pursuant to the terms hereof. The Aggregate Commitment initially shall be $800,000,000.

  "Aggregate Swing Line Commitment" means the aggregate of the Swing Line
   -------------------------------
Commitments of all the Swing Line Lenders, as reduced from time to time pursuant to the terms hereof. The Aggregate Swing Line Commitment initially shall be $50,000,000. The Aggregate Swing Line Commitment constitutes a subcommitment of, and is not in addition to, the Aggregate Commitment.

  "Agreement" means this credit agreement, as it may be amended or modified and
   ---------
in effect from time to time.

  "Alternate Base Rate" means, for any day, a rate of interest per annum equal
   -------------------
to the higher of (i) the Corporate Base Rate for such day and (ii) the sum of Federal Funds Effective Rate for such day plus 1/2% per annum.

  "Alternate Base Rate Advance" means a Committed Advance (which may be a Swing
   ---------------------------
Line Advance), denominated in Dollars, which bears interest at the Alternate Base Rate.

  "Alternate Base Rate Loan" means a Committed Loan (which may be a Swing Line
   ------------------------
Loan), denominated in Dollars, which bears interest at the Alternate Base Rate.

  "Applicable Commitment Fee Percentage" means for each day on which (i) Level I
   ------------------------------------
Status exists, 0.100%, (ii) Level II Status exists, 0.125%, (iii) Level III Status exists, 0.160%, (iv) Level IV Status exists, 0.200% and (v) Level V Status exists, 0.250%. The Applicable Commitment Fee Percentage shall be adjusted (upward or downward, as applicable) effective on the first Business Day following public issuance of, or announcement of a change in, the rating by S&P or Moody's of the Borrower's senior, unsecured long-term debt which results in a change in the applicable status level.

  "Applicable Margin" means for each day on which (i) Level I Status exists,
   -----------------
0.375%, (ii) Level II Status exists, 0.400%, (iii) Level III Status exists, 0.500%, (iv) Level IV Status exists, 0.600% and (v) Level V Status exists, 0.750%. The Applicable Margin shall be adjusted (upward or downward, as applicable) effective on the first Business Day following public issuance of, or announcement of a change in, the rating by S&P or Moody's of the Borrower's senior, unsecured long-term debt which results in a change in the applicable status level.

  "Article" means an article of this Agreement unless another document is
   -------
specifically referenced.

  "Authorized Officer" means any of the President, Chief Financial Officer,
   ------------------
Treasurer or any Vice President of the Borrower, acting singly.

  "Borrower" means The Money Store Inc., a New Jersey corporation, and its
   --------
successors and assigns.

  "Borrowing Date" means a date on which an Advance is made hereunder.
   --------------

  "Business Day" means (i) with respect to any borrowing, payment or rate
   ------------
selection of Eurodollar Advances or Eurocurrency Advances, a day (other than a Saturday or Sunday) on which banks generally are open in Chicago, New York and London for the conduct of substantially all of their commercial lending activities and on which dealings in United States dollars are carried on in the London interbank market and (ii) for all other purposes, a day (other than a Saturday or Sunday) on which banks generally are open in California, Illinois, New York, New Jersey and North Carolina for the conduct of substantially all of their commercial lending activities.

  "Capitalized Lease" of a Person means any lease of Property by such Person as
   -----------------
lessee which would be capitalized on a balance sheet of such Person prepared in accordance with GAAP.

  "Capitalized Lease Obligations" of a Person means the amount of the
   -----------------------------
obligations of such Person under Capitalized Leases which would be shown as a liability on a balance sheet of such Person prepared in accordance with GAAP.

  "Change" is defined in Section 3.2.
   ------                -----------

  "Change in Control" means any change in the "beneficial ownership" (within the
   -----------------
meaning of Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of the capital stock of the Borrower which results in any Person, or two or more Persons acting in concert (other than the Turtletaub Group), together with any such Person's "affiliates" and "associates" (as each of such terms is defined in Rule 12b-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) becoming the "beneficial owner" (as defined in Rule 13d-3 of the Securities and Exchange Commission under the Securities Exchange Act of 1934) of 40% or more of the outstanding shares of Voting Stock of the Borrower.

  "Code" means the Internal Revenue Code of 1986, as amended, reformed or
   ----
otherwise modified from time to time.

  "Commercial Letter of Credit" means a commercial, documentary or trade Letter
   ---------------------------
of Credit issued by an Issuing Bank pursuant to Section 4.1.
                                                -----------

  "Commitment" means, for each Lender, the obligation of such Lender to make
   ----------
Committed Loans and participate in Facility Letters of Credit not exceeding the amount set forth opposite its signature below or as set forth in any Notice of Assignment relating to any assignment that has become effective pursuant to
Section 13.3.2, as such amount may be modified from time to time pursuant to the
--------------
terms hereof.

  "Committed Advance" means a borrowing hereunder (or conversion or continuation
   -----------------
thereof) consisting of the aggregate amount of the several Committed Loans made on the same Borrowing Date (or date of conversion or continuation) by the Lenders (or in the case of a borrowing of Swing Line Loans, by the Swing Line Lenders) to the Borrower of the same Type and, in the case of Fixed Rate Advances, for the same Interest Period, and includes a Swing Line Advance.

  "Committed Borrowing Notice" is defined in Section 2.3.5.
   --------------------------                -------------

  "Committed Loan" means a Loan made by a Lender pursuant to Section 2.3, and
   --------------                                            -----------
includes a Swing Line Loan.

  "Committed Note" means, as the context may require or allow, either or both of
   --------------
(i) a promissory note, in substantially the form of Exhibit A-1 hereto with
                                                    -----------
appropriate insertions, duly executed and delivered by the Borrower and payable to the order of a Lender in the amount of its Commitment, or (ii) a promissory note, in substantially the form of Exhibit A-2 hereto, with appropriate
                                   -----------
insertions, duly executed and delivered by the Borrower and payable to the order of a Swing Line Lender in the amount of its Swing Line Commitment, in each case including, without limitation, any amendment, modification, renewal or replacement of such promissory note.

  "Competitive Bid Acceptance Notice" is defined in Section 2.4.6.
   ---------------------------------                -------------

  "Competitive Bid Advance" means a Eurodollar Bid Rate Advance or an Absolute
   -----------------------
Rate Advance, as the case may be.

  "Competitive Bid Auction" means an Absolute Rate Auction or a Eurodollar
   -----------------------
Auction, as the case may be.

  "Competitive Bid Loan" means a Loan made by a Lender pursuant to Section 2.4,
   --------------------                                            -----------
which may be a Eurodollar Bid Rate Loan or an Absolute Rate Loan.

  "Competitive Bid Margin" means the margin above or below the applicable
   ----------------------
Eurodollar Base Rate offered for a Eurodollar Bid Rate Loan, expressed as a percentage (rounded to the nearest 1/100 of 1%) to be added or subtracted from such Eurodollar Base Rate.

  "Competitive Bid Note" means a promissory note in substantially the form of
   --------------------
Exhibit A-3 hereto, with appropriate insertions, duly executed and delivered by
-----------
the Borrower and payable to the order of the applicable Lender, including, without limitation, any amendment, modification, renewal or replacement of such promissory note.

  "Competitive Bid Quote" means a Competitive Bid Quote substantially in the
   ---------------------
form of Exhibit C hereto completed and delivered by a Lender to the Agent in
        ---------
accordance with Section 2.4.4.
                -------------

  "Competitive Bid Quote Request" means a Competitive Bid Quote Request
   -----------------------------
substantially in the form of Exhibit B hereto completed and delivered by the
                             ---------
Borrower to the Agent in accordance with Section 2.4.2.
                                         -------------

  "Condemnation" is defined in Section 8.8.
   ------------                -----------

  "Consolidated Adjusted Tangible Net Worth" at any time of determination means
   ----------------------------------------
(a) the aggregate shareholders' equity of the Borrower and its Subsidiaries (other than in respect of Disqualified Stock) determined in accordance with GAAP, minus (b) goodwill of the Borrower and its Subsidiaries, plus (c) the
      -----                                                    ----
outstanding principal amount of Subordinated Indebtedness of the Borrower and its Subsidiaries at such time.

  "Consolidated Eligible Loans" at any time of determination means the aggregate
   ---------------------------
outstanding principal amount of all consumer and commercial loans owned by the Borrower or any of its Subsidiaries at such time which are held for sale and which satisfy all of the following criteria: (a) the

Borrower or the applicable Subsidiary has full right to pledge or otherwise transfer such loan (including, without limitation, all related documents, underlying collateral and other Property) and the same is not then transferred or subject to any commitment to transfer to any Person; (b) the Borrower's or the applicable Subsidiary's right, title and interest in and to such loan and related Property is not subject to any Lien of any kind and, without limiting the foregoing, is not on deposit, held in reserve or otherwise serving as credit or other enhancement for the benefit of Persons other than the Borrower and its Subsidiaries; and (c) such loan and related Property meets both the Borrower's underwriting standards as in effect on the date of calculation and eligibility requirements for the transfer of such loan and related Property to a trust or other special purpose entity in a securitization of the type customarily entered into by the Borrower and its Subsidiaries as of the date of calculation; provided, however, that, for a period of up to 90 days from the origination or
--------  -------
acquisition of a loan by the Borrower or the applicable Subsidiary, such loan shall not be deemed ineligible solely because such loan and related Property fails to satisfy the condition contained in this clause (c) if and so long as
                                                 ----------
the Borrower or the applicable Subsidiary reasonably expects such loan and related Property to satisfy such condition by the expiration of such 90 day period.

  "Consolidated Fixed Charges" means, for any period, the sum, computed on a
   --------------------------
consolidated basis for the Borrower and its Subsidiaries, without duplication, of (a) all interest (including, without limitation, interest, sometimes referred to as "warehouse interest expense," accruing on amounts outstanding under lines of credit used to finance loans prior to sale thereof to third parties), accruing during such period on indebtedness for borrowed money (including, without limitation, any Contingent Obligations in respect of such indebtedness), together with that portion of all rental payments accruing during such period in respect of Capitalized Leases of the Borrower and its Subsidiaries which is allocated to interest expense in accordance with GAAP, plus (b) the aggregate
                                                       ----
amount of fixed rents (net of rentals payable to the Borrower and its Subsidiaries by unaffiliated sublessees with respect to the Property subject to such rents) payable during such period by the Borrower or any of its Subsidiaries as lessee or sublessee under a lease of Property, or payable by another Person as such lessee or sublessee, if payment of such rents is guaranteed by the Borrower or any of its Subsidiaries (in each case for purposes of this clause (b) other than in respect of Capitalized Leases), plus (c) the
        ----------                                               ----
aggregate amount of any dividends, distributions or other payments paid in respect of any preferred stock of the Borrower or any of its Subsidiaries.

  "Consolidated Funded Debt" at any time of determination means consolidated
   ------------------------
Indebtedness of the Borrower and its Subsidiaries which would be reflected on the consolidated balance sheet of the Borrower and its Subsidiaries prepared in accordance with GAAP if such balance sheet were prepared as of such date of determination.

  "Consolidated Net Income" means, for any period, the net income (or loss) of
   -----------------------
the Borrower and its Subsidiaries on a consolidated basis for such period taken as a single accounting period determined in accordance with GAAP.

  "Consolidated Pre-Tax Income" for any period, means net earnings before income
   ---------------------------
taxes of the Borrower and its Subsidiaries determined on a consolidated basis, but excluding:

(i) the amount by which capital gains and other extraordinary credits exceed capital losses and extraordinary charges;

(ii) any gain arising from any write-up of assets or from the acquisition of any Securities of the Borrower or any of its Subsidiaries;

(iii) earnings of any Person realized prior to the date it becomes a Subsidiary of the Borrower or its assets are acquired by merger or otherwise by the Borrower or a Subsidiary of the Borrower;

(iv) earnings of any Person (other than a Subsidiary of the Borrower) in which the Borrower or any of its Subsidiaries has an ownership interest, not received by the Borrower or such Subsidiary in the form of cash distributions, provided that any earnings excluded pursuant to
                              --------
       this clause (iv) may be included in the year in which they are
            -----------
       actually received as cash distributions;

(v) earnings denominated in any currency which is not freely convertible into United States dollars, provided that any earnings excluded
                                   --------
       pursuant to this clause (v) may be included in the year in which they
                        ----------
       are actually converted into United States dollars;

(vi) any portion of the earnings of any Subsidiary of the Borrower which for any reason is unavailable for payment of dividends to the Borrower or any other Subsidiary of the Borrower;

(vii) earnings of any Person (other than a Subsidiary of the Borrower) realized prior to the date it acquires the assets of the Borrower by merger or otherwise; and

(viii) any gain arising from the termination of a Plan.

     "Consolidated Restricted Cash" at any time of determination means all
      ----------------------------
"Restricted Cash," as defined in the definition of "Unrestricted Cash" herein, of the Borrower and its Subsidiaries at such time.

     "Consolidated Tangible Net Worth" at any time of determination means,
      -------------------------------
Consolidated Adjusted Tangible Net Worth minus the outstanding principal amount
                                         -----
of Subordinated Indebtedness of the Borrower and its Subsidiaries at such time.

     "Consolidated Unrestricted Cash" at any time of determination means all
      ------------------------------
Unrestricted Cash of the Borrower and its Subsidiaries at such time.

     "Consolidated Unsecured Senior Debt" at any time of determination means
      ----------------------------------
Consolidated Funded Debt minus any Indebtedness which is either (i) secured by
                         -----
assets having a fair market value at such time at least equal to the amount of such Indebtedness pursuant to Liens permitted pursuant to Section 7.13(a)(v) or
                                                          ------------------
Section 7.13(a)(vi) or (ii) Subordinated Indebtedness.
-------------------

     "Contingent Obligation" of a Person means any agreement, undertaking or
      ---------------------
arrangement by which such Person assumes, guarantees, endorses, contingently agrees to purchase or provide funds for the payment of, or otherwise becomes or is contingently liable upon, the obligation or liability of any other Person, or agrees to maintain the net worth or working capital or other financial condition of any other

Person, or otherwise assures any creditor of such other Person against loss, including, without limitation, any comfort letter, operating agreement, take-or-pay contract or discount with recourse, but excluding (i) endorsements of negotiable instruments for deposit or collection in the ordinary course of business of the Borrower and its Subsidiaries and (ii) any recourse obligation of the Borrower or any of its Subsidiaries with respect to loans or other receivables sold with recourse to the Borrower or such Subsidiary or any of the Property of either, if such loans or other receivables are sold to trusts or other special purpose entities in securitization transactions entered into in the ordinary course of business of the Borrower and its Subsidiaries, but only to the extent such recourse obligation (w) is incurred by a Subsidiary of the Borrower that is a bankruptcy-remote, special purpose entity formed for the sole purpose of securitizing, or facilitating the securitizing of, consumer loans and other receivables of the Borrower and its other Subsidiaries (which Subsidiary does not itself originate consumer loans, receivables or other financial assets, and, if it acquires such assets, it acquires such assets from the Borrower and its other Subsidiaries) and arises out of such Subsidiary being deemed a general partner of a trust or other special purpose entity which issues securities in connection with the Borrower's securitization transactions, so long as such obligation is not in respect of any payments on such securities, (x) is in respect of a breach of representation, warranty, covenant or undertaking (other than any covenant or undertaking to pay the principal or comparable portion of any loans or receivables transferred, or of any securities or other obligations issued, in connection with such securitization transactions), made by the Borrower or any of its Subsidiaries relating to such sale of receivables, (y) is or will be funded from Consolidated Restricted Cash, or (z) constitutes the repurchase obligations reported in the Borrower's consolidated financial statements as of December 31, 1996. Contingent Obligations of a Person shall include, without limitation, the stated amount of each letter of credit, surety bond and other similar instrument issued by such Person. The amount of any Contingent Obligation of a Person shall be deemed to be the maximum amount for which such Person may be liable, whether upon the occurrence of any contingency or otherwise, under or by virtue of such Contingent Obligation.

     "Controlled Group" means all members of a controlled group of corporations
      ----------------
and all trades or businesses (whether or not incorporated) under common control which, together with the Borrower or any of its Subsidiaries, are treated as a single employer under Section 414 of the Code.

     "Conversion/Continuation Notice" is defined in Section 2.3.6.
      ------------------------------                -------------

     "Corporate Base Rate" means a rate per annum equal to the corporate base
      -------------------
rate of interest announced by First Chicago from time to time, changing when and as said corporate base rate changes.

     "Current Dollar Equivalent" of a Sterling Loan on any date means the Dollar
      -------------------------
equivalent of the outstanding principal balance of such Sterling Loan on such date, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of First Chicago for Sterling on the London market at 11:00 a.m., London time on the most recent Weekly Calculation Date.

     "Default" means an event described in Article VIII.
      -------                              ------------

     "Default Excess" is defined in Section 2.17.
      --------------                ------------

     "Default Period" is defined in Section 2.17.
      --------------                ------------

     "Defaulted Loan" is defined in Section 2.17.
      --------------                ------------

     "Defaulting Lender" is defined in Section 2.17.
      -----------------                ------------

     "Designated Subordinated Indebtedness" means that certain Note Purchase
      ------------------------------------
Agreement dated September 2, 1991 between the Borrower and American Bankers Life Assurance Company of Florida regarding that certain Senior Subordinated Note in the initial amount of $2,000,000.

     "Disqualified Stock" means with respect to any Person, any equity security
      ------------------
or other similar interest of such Person which by its terms, by the terms of any Security into which it is convertible or exchangeable, or otherwise, is, or upon the happening of an event would be, (a) required to be redeemed (i) on or prior to the Facility Termination Date or (ii) at the option of the holder thereof, or
(b) exchangeable or convertible, directly or indirectly, into any Security other than (i) non-redeemable common stock or (ii) preferred stock which is not so required to be redeemed on or prior to the Facility Termination Date or at the option of the holder of such preferred stock.

     "Distribution" means:
      ------------

          (1) dividends or other payments or distributions (including, without limitation, any prepayment or sinking fund payment) made directly or indirectly on capital stock of the Borrower (except dividends or other distributions payable solely in such stock); and

          (2) the redemption, purchase, acquisition or other retirement of capital stock of the Borrower or of warrants, rights or other options to purchase or acquire such stock (except when solely in exchange for such stock, warrants, rights or other options) unless made, contemporaneously, solely from the net proceeds of a sale of such stock or warrants, rights or other options to purchase or acquire such stock.

Any Distribution of Property other than cash shall be valued at the greater of book or fair market value (as determined in the good faith judgment of the Borrower's Board of Directors).

     "Dollar" and the sign "$" each means lawful money of the United States of
      ------                -
America. Unless otherwise specified, all amounts of currency and calculations of currency amounts provided for or specified herein are provided or specified in Dollars.

     "Effective Dollar Equivalent" of any Sterling Loan means (i) at any time
      ---------------------------
when the sum of the aggregate principal amount of all Loans, other than Sterling Loans, plus the Initial Dollar Equivalent of the aggregate principal amount of all Sterling Loans, plus the amount of all Facility Letter of Credit Obligations is less than 95% of the Aggregate Commitment, the Initial Dollar Equivalent of such Sterling Loan at such time and (ii) at any time when the sum of the aggregate principal amount of all Loans, other than Sterling Loans, plus the Initial Dollar Equivalent of the aggregate principal amount of all Sterling Loans, plus the amount of all Facility Letter of Credit Obligations is equal to or greater than 95% of the Aggregate Commitment, the Current Dollar Equivalent of such Sterling Loan at such time.

     "Entitled Person" is defined in Section 2.10.2.
      ---------------                --------------

     "Environmental Laws" means any and all federal, state, local and foreign
      ------------------
statutes, laws, judicial decisions, regulations, ordinances, rules, judgments, orders, decrees, plans, injunctions, permits, concessions, grants, franchises, licenses, agreements and other governmental restrictions relating to (i) the protection of the environment, (ii) the effect of the environment on human health, (iii) emissions, discharges or releases of pollutants, contaminants, hazardous substances or wastes into surface water, ground water or land, or (iv) the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of pollutants, contaminants, hazardous substances or wastes or the clean-up or other remediation thereof.

     "ERISA" means the Employee Retirement Income Security Act of 1974, as
      -----
amended from time to time, and any rule or regulation issued thereunder.

     "Eurocurrency Advance" means a Committed Advance, denominated in Sterling,
      --------------------
which bears interest at the Eurocurrency Rate.

     "Eurocurrency Base Rate" means, with respect to a Sterling Advance for the
      ----------------------
relevant Eurocurrency Interest Period, the rate determined by the Agent to be the rate for deposits in Sterling for a period equal to such Eurocurrency Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second Business Day prior to the commencement of such Eurocurrency Interest Period. If such rate does not appear on Telerate Page 3750, the Eurocurrency Base Rate for such Eurocurrency Advance for such Eurocurrency Interest Period will be the rate determined by the Agent at which deposits in Sterling are offered by First Chicago to first-class banks in the London interbank market at approximately 11:00 a.m. (London time) two Business Days prior to the first day of such Eurocurrency Interest Period, in the approximate amount of First Chicago's relevant Sterling Loan, and having a maturity approximately equal to such Eurocurrency Interest Period.

     "Eurocurrency Interest Period" means, with respect to a Eurocurrency
      ----------------------------
Advance, a period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurocurrency Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there
                                               --------  -------
is no such numerically corresponding day in such next, second, third or sixth succeeding month, such Eurocurrency Interest Period shall end on the last Business Day of such next, second, third, or sixth succeeding month. If a Eurocurrency Interest Period would otherwise end on a day which is not a Business Day, such Eurocurrency Interest Period shall end on the next succeeding Business Day; provided, however, that if said next succeeding Business Day falls
              --------  -------
in a new calendar month, such Eurocurrency Interest Period shall end on the immediately preceding Business Day.

     "Eurocurrency Loan" means a Committed Loan, denominated in Sterling, which
      -----------------
bears interest at the Eurocurrency Rate.

     "Eurocurrency Rate" means, with respect to a Sterling Advance for the
      -----------------
relevant Eurocurrency Interest Period, the sum of (i) the quotient of (a) the Eurocurrency Base Rate applicable to such Eurocurrency Interest Period divided by (b) a number equal to one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurocurrency Interest Period, plus (ii) the Applicable

Margin in effect from time to time during such Eurocurrency Interest
Period; provided, however, that if any Lender (a "U.K.-Reserve Lender") provides
        --------  -------                         -------------------
written notice to the Agent and the Borrower (which notice shall provide all information necessary to determine the U.K. Reserve Percentage for such Lender) at least 5 Business Days prior to the relevant Eurocurrency Interest Period, the Eurocurrency Rate with respect to such Lender=s Eurocurrency Loan for the relevant Eurocurrency Interest Period shall be the sum of (i) the Eurocurrency Base Rate applicable to such Eurocurrency Interest Period, plus (ii) the Applicable Margin in effect from time to time during such Eurocurrency Interest Period, plus (iii) the U.K. Reserve Percentage applicable during the relevant
        ----
Eurocurrency Interest Period. The Eurocurrency Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Eurodollar Advance" means a Eurodollar Committed Advance or a Eurodollar
      ------------------
Bid Rate Advance, as applicable.

     "Eurodollar Auction" means a solicitation of Competitive Bid Quotes setting
      ------------------
forth Competitive Bid Margins pursuant to Section 2.4.
                                          -----------

     "Eurodollar Base Rate" means, with respect to a Eurodollar Advance for the
      --------------------
relevant Eurodollar Interest Period, the rate determined by the Agent to be the rate for deposits in Dollars for a period equal to such Eurodollar Interest Period which appears on Telerate Page 3750 as of 11:00 a.m., London time, on the second Business Day prior to the commencement of such Eurodollar Interest Period. If such rate does not appear on Telerate Page 3750, the Eurodollar Base Rate for such Eurodollar Advance for such Eurodollar Interest Period will be the rate determined by the Agent at which First Chicago offers to place deposits in Dollars with first-class banks in the London interbank market at approximately 11 a.m. (London time) two Business Days prior to the first day of such Eurodollar Interest Period, in the approximate amount of First Chicago's relevant Eurodollar Loan, or, in the case of a Eurodollar Bid Rate Advance, the amount of the Eurodollar Bid Rate Advance requested by the Borrower, and having a maturity approximately equal to such Eurodollar Interest Period.

     "Eurodollar Bid Rate" means, with respect to a Competitive Bid Loan made by
      -------------------
a given Lender for the relevant Eurodollar Interest Period, the sum of (i) the Eurodollar Base Rate and (ii) the Competitive Bid Margin offered by such Lender and accepted by the Borrower pursuant to Section 2.4.6.
                                         -------------

     "Eurodollar Bid Rate Advance" means a borrowing hereunder consisting of the
      ---------------------------
aggregate amount of the several Eurodollar Bid Rate Loans made on the same Borrowing Date by some or all of the Lenders to the Borrower for the same Eurodollar Interest Period.

     "Eurodollar Bid Rate Loan" means a Competitive Bid Loan, denominated in
      ------------------------
Dollars, which bears interest at a Eurodollar Bid Rate.

     "Eurodollar Committed Advance" means a Committed Advance, denominated in
      ----------------------------
Dollars, which bears interest at the Eurodollar Rate.

     "Eurodollar Committed Loan" means a Committed Loan, denominated in Dollars,
      -------------------------
which bears interest at the Eurodollar Rate.

     "Eurodollar Interest Period" means, with respect to a Eurodollar Advance, a
      --------------------------
period of one, two, three or six months commencing on a Business Day selected by the Borrower pursuant to this Agreement. Such Eurodollar Interest Period shall end on the day which corresponds numerically to such date one, two, three or six months thereafter; provided, however, that if there is no such numerically
                   --------  -------
corresponding day in such next, second, third or sixth succeeding month, such Eurodollar Interest Period shall end on the last Business Day of such next, second, third or sixth succeeding month. If a Eurodollar Interest Period would otherwise end on a day which is not a Business Day, such Eurodollar Interest Period shall end on the next succeeding Business Day; provided, however, that if
                                                      --------  -------
said next succeeding Business Day falls in a new calendar month, such Eurodollar Interest Period shall end on the immediately preceding Business Day.

     "Eurodollar Loan" means a Eurodollar Committed Loan or a Eurodollar Bid
      ---------------
Rate Loan, as applicable.

     "Eurodollar Rate" means, with respect to a Eurodollar Committed Advance for
      ---------------
the relevant Eurodollar Interest Period, the sum of (i) the quotient of (a) the Eurodollar Base Rate applicable to such Eurodollar Interest Period, divided by
(b) a number equal to one minus the Reserve Requirement (expressed as a decimal) applicable to such Eurodollar Interest Period, plus (ii) the Applicable Margin in effect from time to time during such Eurodollar Interest Period. The Eurodollar Rate shall be rounded to the next higher multiple of 1/16 of 1% if the rate is not such a multiple.

     "Excluded Subsidiary" means a Subsidiary of the Borrower designated as such
      -------------------
with the prior written consent of the Required Lenders. By its execution of this Agreement, each Lender hereby consents to the designation as an Excluded Subsidiary of each Subsidiary designated with an asterisk on Schedule 1 attached
                                                             ----------
hereto.

     "Existing Credit Agreement" is defined in Section 5.1(x).
      -------------------------

     "Facility Letter of Credit" means a Commercial Letter of Credit or Standby
      -------------------------
Letter of Credit that is issued by an Issuing Bank pursuant to Section 4.1.
                                                               -----------

     "Facility Letter of Credit Fee" is defined in Section 4.8.
      -----------------------------                -----------

     "Facility Letter of Credit Obligations" means, at the time of determination
      -------------------------------------
thereof, all liabilities, whether actual or contingent, of the Borrower with respect to Facility Letters of Credit, including, without limitation, the sum of
(a) the Reimbursement Obligations and (b) the aggregate undrawn stated amount of the then outstanding Facility Letters of Credit.

     "Facility Termination Date" means June 30, 2000 or any earlier date on
      -------------------------
which the Aggregate Commitment (including, without limitation, the Aggregate Swing Line Commitment) is reduced to zero or otherwise terminated pursuant to the terms hereof.

     "Federal Funds Base Rate" means, for any day, an interest rate per annum
      -----------------------
equal to the sum of (i) 1/8 of 1%, plus (ii) either (x) the rate determined by the Agent to be the federal funds rate which appears on Telerate Page 4833 as of 11:00 a.m., Chicago time, on such day or (y) if such rate does not appear on Telerate Page 4833, the rate determined by the Agent to be the average of the quotations at approximately 11:00 a.m., Chicago time, on such day on overnight federal funds transactions received by the Agent from three federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Federal Funds Effective Rate" means, for any day, an interest rate per
      ----------------------------
annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers on such day, as published for such day (or, if such day is not a Business Day, for the immediately preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations at approximately 11:00 a.m. (Chicago time) on such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by the Agent in its sole discretion.

     "Federal Funds Rate" means, for any day, the sum of (i) the Applicable
      ------------------
Margin in effect for such day and (ii) the Federal Funds Base Rate for such day.

     "Federal Funds Rate Advance" means a Committed Advance, denominated in
      --------------------------
Dollars, which bears interest at the Federal Funds Rate.

     "Federal Funds Rate Loan" means a Committed Loan, denominated in Dollars,
      -----------------------
which bears interest at the Federal Funds Rate.

     "Financial Letter of Credit" means any Standby Letter of Credit which
      --------------------------
represents an irrevocable obligation to the beneficiary on the part of the Issuing Bank (i) to repay money borrowed by or advanced to or for the account of the account party or (ii) to make any payment on account of any indebtedness undertaken by the account party, in the event the account party fails to fulfill its obligation to the beneficiary.

     "First Chicago" means The First National Bank of Chicago in its individual
      -------------
capacity, and its successors.

     "First Union" means First Union National Bank in its individual capacity,
      -----------
and its successors.

     "Fixed Rate" means the Eurocurrency Rate, the Eurodollar Rate, the
      ----------
Eurodollar Bid Rate or the Absolute Rate.

     "Fixed Rate Advance" means an Advance which bears interest at a Fixed Rate.
      ------------------

     "Fixed Rate Loan" means a Loan which bears interest at a Fixed Rate.
      ---------------

     "Floating Rate Advance" means an Advance which bears interest at the
      ---------------------
Alternate Base Rate or the Federal Funds Rate.

     "Floating Rate Loan" means a Loan which bears interest at the Alternate
      ------------------
Base Rate or the Federal Funds Rate.

     "Funding Default" is defined in Section 2.17.
      ---------------                ------------

     "GAAP" means generally accepted accounting principles applied in a manner
      ----
consistent with that used in preparing the financial statements referred to in
Section 6.4, as in effect from time to time for purposes of the financial
-----------
reporting requirements set forth in Section 7.1 and, subject to Section 10.9,
                                    -----------                 ------------
any other provisions of this Agreement.

     "Government Acts" is defined in Section 4.10.
      ---------------                ------------

     "Guarantor" means each Subsidiary of the Borrower (other than an Excluded
      ---------
Subsidiary), and its respective successors and assigns.

     "Guaranty" means that certain Subsidiary Guaranty dated as of June 30, 1997
      --------
executed by each Guarantor in favor of the Agent, for the ratable benefit of the Lenders, as it may be amended or modified and in effect from time to time.

     "Guaranty Release Conditions" means at any time: (i) each of the
      ---------------------------
agreements, instruments and other documents governing the terms of any Subordinated Indebtedness of the Borrower and each of the agreements, instruments and other documents governing the terms of any Consolidated Unsecured Senior Debt (other than up to $25,000,000 of Capitalized Lease Obligations of the Borrower) do not require any Contingent Obligation from any Subsidiary of the Borrower at such time or at any time thereafter, (ii) any such Contingent Obligation which was previously issued or delivered has been released, terminated or otherwise expired and (iii) no Default or Unmatured Default has occurred which is continuing.

     "Headquarters Buildings" means the Borrower's administrative offices
      ----------------------
located in the Sacramento, California metropolitan area which are under construction as of the date hereof and "Headquarters Building" means any
                                        ---------------------
separate building constituting part of the Headquarters Buildings.

     "Indebtedness" of a Person means such Person's (i) obligations for borrowed
      ------------
money, (ii) obligations representing the deferred purchase price of Property or services (other than accounts payable arising in the ordinary course of such Person's business payable on terms customary in the trade) and obligations to repurchase loans or other receivables transferred by such Person as a result of a breach of representation, warranty or covenant by such Person, (iii) obligations, whether or not assumed, secured by Liens or payable out of the proceeds or production from Property now or hereafter owned or acquired by such Person, (iv) obligations which are evidenced by notes, acceptances, or other instruments, (v) reimbursement obligations in respect of drawings under any letter of credit, surety bond, bankers acceptance or other similar instrument issued for the account of such Person, (vi) Contingent Obligations, (vii) the aggregate redemption price of all Disqualified Stock, (viii) Capitalized Lease Obligations, (ix) Synthetic Lease Obligations and (x) without duplication, any liabilities of such Person in connection with obligations excluded from the definition of Contingent Obligation pursuant to clause (ii) of such definition.
                                                -----------

     "Initial Dollar Equivalent" of a Sterling Loan on any date means the Dollar
      -------------------------
equivalent of the outstanding principal balance of such Sterling Loan on such date, calculated on the basis of the arithmetical mean of the buy and sell spot rates of exchange of First Chicago for Sterling on the London market at 11:00 a.m., London time on the Borrowing Date of such Sterling Loan.

     "Interest Period" means a Eurocurrency Interest Period, a Eurodollar
      ---------------
Interest Period or an Absolute Rate Interest Period.

     "Investment" of a Person means any loan, advance (other than commission,
      ----------
travel and similar advances to officers and employees made in the ordinary course of business), extension of credit (other than accounts receivable arising in the ordinary course of business on terms customary in the trade) or contribution of capital by such Person; stocks, bonds, mutual funds, partnership interests, notes, debentures or other Securities owned by such Person; any deposit accounts and certificate of deposit owned by such Person; and structured notes, derivative financial instruments and other similar instruments or contracts owned by such Person.

     "Invitation for Competitive Bid Quotes" means an Invitation for Competitive
      -------------------------------------
Bid Quotes substantially in the form of Exhibit D hereto, completed and
                                        ---------
delivered by the Agent to the Lenders in accordance with Section 2.4.3.
                                                         -------------

     "Issuance Date" is defined in Section 4.4(a).
      -------------                --------------
     "Issuance Notice" is defined in Section 4.4(c).
      ---------------                --------------

     "Issuing Bank" means, with respect to each Facility Letter of Credit, First
      ------------
Chicago or such other Lender selected by the Borrower to issue such Facility Letter of Credit, so long as such Lender consents to such selection.

     "Judgment Currency" is defined in Section 2.10.2.
      -----------------                --------------

     "Lenders" means the lending institutions listed on the signature pages of
      -------
this Agreement and their respective successors and assigns.

     "Lending Installation" means, with respect to a Lender or the Agent, any
      --------------------
office, branch, subsidiary or affiliate of such Lender or the Agent.

     "Letter of Credit" of a Person means a letter of credit or similar
      ----------------
instrument which is issued upon the application of such Person or upon which such Person is an account party or for which such Person is in any way liable.

     "Letter of Credit Request" is defined in Section 4.4(a).
      ------------------------                --------------

     "Level I Status" exists at any date if, at such date, the Borrower has a
      --------------
senior, unsecured long-term debt rating (without any third-party credit enhancement with respect to such debt) from S&P and Moody's and such debt is rated (x) A- or better by S&P or (y) A3 or better by Moody's; provided, however,
                                                              --------  -------
that if on any date the Borrower's senior, unsecured long-term debt (without any third-party credit enhancement with respect to such debt) satisfies only one of the ratings levels specified in clauses (x) and (y) of this definition, and such
                                -----------      -
debt is rated more than one level below the rating specified in clause (x) or
                                                                ----------
(y) of this definition which is not satisfied for such debt (where a difference
---
of a + or a -
in an S&P rating counts as a different level), then Level II Status shall exist at such date.

     "Level II Status" exists at any date if, at such date, Level I Status does
      ---------------
not exist, the Borrower has a senior, unsecured long-term debt rating (without any third-party credit enhancement with respect to such debt) from S&P and Moody's and such debt is rated (x) BBB+ by S&P or (y) Baa1 by Moody's;
provided, however, that if on any date the Borrower's senior, unsecured long-
--------  -------
term debt (without any third-party credit enhancement with respect to such debt) satisfies only one of the ratings levels specified in clauses (x) and (y) of
                                                      -----------      -
this definition, and such debt is rated more than one level below the rating specified in clause (x) or (y) of this definition which is not satisfied for
             ----------    ---
such debt (where a difference of a + or a ! in an S&P rating counts as a different level), then Level III Status shall exist at such date.

     "Level III Status" exists at any date if, at such date, neither Level I nor
      ----------------
Level II Status exists, the Borrower has a senior, unsecured long-term debt rating (without any third-party credit enhancement with respect to such debt) from S&P and Moody's, and such debt is rated (x) BBB by S&P or (y) Baa2 by Moody's; provided, however, that if on any date the Borrower's senior, unsecured
         --------  -------
long-term debt (without any third-party credit enhancement with respect to such debt) satisfies only one of the ratings levels specified in clauses (x) and (y)
                                                            -----------      -
of this definition, and such debt is rated more than one level below the rating specified in clause (x) or (y) of this definition which is not satisfied for
             ----------    ---
such debt (where a difference of a + or a ! in an S&P rating counts as a different level), then Level IV Status shall exist at such date.

     "Level IV Status" exists at any date if, at such date, none of Level I,
      ---------------
Level II or Level III Status exists, the Borrower has a senior, unsecured long-term debt rating (without any third-party credit enhancement with respect to such debt) from S&P and Moody's, and such debt is rated (x) BBB! by S&P or (y) Baa3 by Moody's; provided, however, that if on any date the Borrower's senior,
                 --------  -------
unsecured long-term debt (without any third-party credit enhancement with respect to such debt) satisfies only one of the ratings levels specified in clauses (x) and (y) of this definition, and such debt is rated more than one
-----------      -
level below the rating specified in clause (x) or (y) of this definition which
                                    ----------    ---
is not satisfied for such debt (where a difference of a + or a ! in an S&P rating counts as a different level), then Level V Status shall exist at such date.

     "Level V Status" exists at any date if, at such date, none of Level I,
      --------------
Level II, Level III or Level IV Status exists.

     "Lien" means any interest in Property securing an obligation owed to, or a
      ----
claim by, a Person other than the owner of the Property, whether the interest is based on common law, statute or contract and including, without limitation, any lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, encumbrance or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including, without limitation, the interest of a vendor or lessor under any conditional sale, Capitalized Lease or other title retention agreement or in respect of Synthetic Lease Obligations). The term "Lien" shall include reservations, exceptions, encroachments,
          ----
easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property, but shall not be deemed to include a negative pledge clause prior to such time, if any, as such clause purports to impose a security interest lien on any Property of the Borrower or any Subsidiary of the Borrower. For the purposes of this Agreement, the Borrower or a Subsidiary of the Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a Capitalized Lease, Synthetic Lease or a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes, and such retention or vesting shall be deemed to create a Lien on the Property.

     "Listed Security" means a Security which is listed on a national securities
      ---------------
exchange registered under section 6 of the Exchange Act of 1934, as amended, and which is rated at least Baa3 by Moody's or BBB- by S&P.

     "Loan" means as the context may require or allow, a Committed Loan (which
      ----
includes a Swing Line Loan) or a Competitive Bid Loan (or any conversion or continuation thereof). All Loans, other than Sterling Loans, are denominated in Dollars.

     "Loan Documents" means this Agreement, the Notes, the Guaranty and the
      --------------
other documents and agreements contemplated hereby and executed by the Borrower, any Guarantor or any of their respective officers, agents or Affiliates.

     "Material Adverse Effect" means a material adverse effect on (i) the
      -----------------------
business, Property, condition (financial or otherwise), results of operations, or prospects of the Borrower and its Subsidiaries taken as a whole, (ii) the ability of the Borrower or any Guarantor to perform its respective obligations under the Loan Documents, or (iii) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Agent or the Lenders hereunder or thereunder.

     "Material Indebtedness" is defined in Section 8.5.
      ---------------------                -----------

     "Moody's" means Moody's Investors Service, Inc.
      -------

     "Multiemployer Plan" means a Plan maintained pursuant to a collective
      ------------------
bargaining agreement or any other arrangement to which the Borrower or any member of the Controlled Group is a party to which more than one employer is obligated to make contributions.

     "Note" means, as the context may require or allow, either or both of the
      ----
Committed Notes and the Competitive Bid Notes.

     "Notice of Assignment" is defined in Section 13.3.2.
      --------------------                --------------

     "Obligations" means all unpaid principal of and accrued and unpaid interest
      -----------
on the Notes, the Facility Letter of Credit Obligations, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agent or any indemnified party hereunder arising under the Loan Documents.

     "Operating Lease" of a Person means any lease of Property (other than a
      ---------------
Capitalized Lease) by such Person as lessee or sublessee or guarantor of another Person acting as a lessee or sublessee which has an original term (including, without limitation, any required renewals and any renewals effective at the option of the lessor) of one year or more.

     "Operating Lease Obligations" means, as at any date of determination, the
      ---------------------------
amount obtained by
aggregating the present values, determined in the case of each particular Operating Lease by applying a discount rate (which discount rate shall equal the discount rate which would be applied under GAAP if such Operating Lease were a Capitalized Lease) from the date on which each fixed lease payment is due under such Operating Lease to such date of determination, of all fixed lease payments due under all Operating Leases of the Borrower and its Subsidiaries.

     "Participants" is defined in Section 13.2.1.
      ------------                --------------

     "Payment Date" means the first Business Day of each calendar month.
      ------------

     "PBGC" means the Pension Benefit Guaranty Corporation, or any successor
      ----
thereto.

     "Percentage" of any Lender means, at any time of determination, the
      ----------
percentage which such Lender's Commitment represents of the Aggregate Commitment at such time.

     "Performance Letter of Credit" means any Standby Letter of Credit which
      ----------------------------
represents an irrevocable obligation to the beneficiary on the part of the Issuing Bank to make payment on account of any default by the account party in the performance of a nonfinancial or commercial obligation.

     "Person" means any natural person, corporation, firm, joint venture,
      ------
partnership, limited liability company, association, enterprise, trust or other entity or organization, or any government or political subdivision or any agency, department or instrumentality thereof.

     "Plan" means an employee pension benefit plan which is covered by Title IV
      ----
of ERISA or subject to the minimum funding standards under Section 412 of the Code as to which the Borrower or any member of the Controlled Group may have any liability.

     "Property" of a Person means any and all property, whether real, personal,
      --------
tangible, intangible, or mixed, of such Person, or other assets owned, leased or operated by such Person.

     "Purchasers" is defined in Section 13.3.1.
      ----------                --------------

     "Regulation D" means Regulation D of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor thereto or other regulation or official interpretation of said Board of Governors relating to reserve requirements applicable to member banks of the Federal Reserve System.

     "Regulation U" means Regulation U of the Board of Governors of the Federal
      ------------
Reserve System as from time to time in effect and any successor or other regulation or official interpretation of said Board of Governors relating to the extension of credit by banks for the purpose of purchasing or carrying margin stocks applicable to member banks of the Federal Reserve System.

     "Reimbursement Obligations" means, at any time, the aggregate of the
      -------------------------
Obligations of the Borrower to the Lenders, the Issuing Banks and the Agent in respect of all unreimbursed payments or disbursements made by the Lenders, the Issuing Banks and the Agent under or in respect of the Facility Letters of Credit.

     "Reportable Event" means a reportable event as defined in Section 4043 of
      ----------------
ERISA and the regulations issued under such section, with respect to a Plan, excluding, however, such events as to which the PBGC by regulation waived the requirement of Section 4043(a) of ERISA that it be notified within 30 days of the occurrence of such event; provided, however, that a failure to meet the
                              --------  -------
minimum funding standard of Section 412 of the Code and of Section 302 of ERISA shall be a Reportable Event regardless of the issuance of any such waiver of the notice requirement in accordance with either Section 4043(a) of ERISA or Section 412(d) of the Code.

     "Required Lenders" means Lenders in the aggregate having at least 51% of
      ----------------
the Aggregate Commitment or, if the Aggregate Commitment has been terminated, Lenders in the aggregate holding at least 51% of the sum of (i) the Initial Dollar Equivalent of the aggregate unpaid principal amount of the outstanding Sterling Advances, together with the aggregate unpaid principal amount of all other outstanding Committed Advances plus (ii) the Facility Letter of Credit
                                     ----
Obligations.

     "Reserve Requirement" means, with respect to a Eurodollar Interest Period
      -------------------
or a Eurocurrency Interest Period, the maximum aggregate reserve requirement (including all basic, supplemental, marginal and other reserves) which is imposed under Regulation D on Eurocurrency liabilities.

     "Restricted Investments" of any Person means all Investments of such Person
      ----------------------
(including without limitation, loans and advances to, and other Investments in, Subsidiaries of such Person), the creation of any Subsidiary of such Person, such Person's becoming or remaining a partner in any partnership or joint venture, or such Person's Acquisition of any Person, except:

             (i) investments by the Borrower or any of its Subsidiaries in a Subsidiary of the Borrower or any corporation which concurrently with such investment becomes a Subsidiary of the Borrower, or investments by any Subsidiary of the Borrower in the Borrower;

             (ii) investments in direct obligations of the United States of America or any agency thereof, or repurchase agreements for such obligations in an aggregate amount not exceeding $20,000,000 and with a duration not exceeding 30 days with any bank or trust company organized under the laws of the United States or any state thereof having both (i) capital, surplus and undivided profits aggregating at least $100,000,000 and (ii) outstanding short-term debt rated A-1 or better by S&P or P-1 or better by Moody's;

             (iii) investments in federal funds, certificates of deposit, time deposits and banker's acceptances, in each case having original maturities of not more than 365 days and issued by a bank or trust company organized under the laws of the United States or any state hereof having both (i) capital, surplus and undivided profits aggregating at least $100,000,000 and (ii) outstanding short-term debt rated A-1 or better by S&P or P-1 or better by Moody's;

             (iv) investments in debt instruments of any state or political subdivision thereof rated AA or better by S&P or Aa3 or better by Moody's and maturing not more than one year from the date of acquisition thereof;

             (v) investments in commercial paper (having original maturities of not more than 365 days) rated A-1 or better by S&P or P-1 or better by Moody's;

             (vi) investments in corporate debt obligations rated AA or better by S&P or Aa3 or better by Moody's and maturing not more than one year from the date of acquisition thereof; and

             (vii) investments in money market funds the assets of which are invested solely in the instruments described in clauses (ii)-(vi) of this
                                                     ------------ ----
     definition.

     "Risk-Based Capital Guidelines" is defined in Section 3.2.
      -----------------------------                -----------

     "Section" means a numbered section of this Agreement, unless another
      -------
document is specifically referenced.

     "Securitization SPV" means a Subsidiary of the Borrower which is a
      ------------------
bankruptcy-remote special purpose entity formed for the sole purpose of securitizing, or facilitating the securitizing of, consumer and/or commercial loans, receivables or other financial assets of the Borrower and its other Subsidiaries, so long as (i) such entity does not itself originate consumer or commercial loans, receivables or other financial assets, and, if it acquires such assets, it acquires such assets from the Borrower and its other Subsidiaries and (ii) such entity does not make or suffer to exist any Contingent Obligation.

     "Security" has the meaning assigned to such term in Section 2(1) of the
      --------
Securities Act of 1933, as amended.
     "Single Employer Plan" means a Plan maintained by the Borrower or any
      --------------------
member of the Controlled Group for employees of the Borrower or any member of the Controlled Group.

     "S&P" means Standard & Poor's, a division of The McGraw Hill Companies,
      ---
Inc.

     "Specified Currency" is defined in Section 2.10.2.
      ------------------                --------------

     "Specified Place" is defined in Section 2.10.2.
      ---------------                --------------

     "Standby Letter of Credit" means an irrevocable standby Letter of Credit,
      ------------------------
consisting of either a Financial Letter of Credit or a Performance Letter of Credit.

     "Sterling" and the sign "," each means pounds sterling in lawful money of
      --------                -
the United Kingdom of Great Britain and Northern Ireland.

     "Sterling Advance" means any Committed Advance denominated in Sterling.
      ----------------

     "Sterling Loan" means any Committed Loan denominated in Sterling.
      -------------

     "Subordinated Indebtedness" of a Person means any Indebtedness of such
      -------------------------
Person which is considered subordinated debt in accordance with GAAP, the payment of which is subordinated to payment of the Obligations and either (i) is listed on Part A of Schedule 2 attached hereto or (ii) with respect to which the
          ------    ----------
Agent has stated in writing that it is satisfied with the terms (including, without limitation, the subordination terms) of such Indebtedness.

     "Subsidiary" of a Person means (i) any corporation more than 50% of the
      ----------
outstanding Voting Stock of which shall at the time be owned or controlled, directly or indirectly, by such Person or by one or more of its Subsidiaries or by such Person and one or more of its Subsidiaries, or (ii) any partnership, limited liability company, association, joint venture, enterprise, trust, or other entity or organization more than 50% of the ownership interests having ordinary voting power of which shall at the time be so owned or controlled. Unless otherwise expressly provided, all references herein to a "Subsidiary" shall mean a Subsidiary of the Borrower.

     "Subsidiary Stock" means any shares of the stock (or any options or
      ----------------
warrants to purchase stock or other Securities exchangeable for or convertible into stock) of a Subsidiary.

     "Substantial Portion" means, with respect to the Property of the Borrower
      -------------------
and its Subsidiaries, Property which (i) represents more than 10% of the consolidated assets of the Borrower and its Subsidiaries as would be shown in the consolidated financial statements of the Borrower and its Subsidiaries as at the beginning of the twelve-month period ending with the month in which such determination is made, or (ii) is responsible for more than 10% of the consolidated net sales or of the consolidated net income of the Borrower and its Subsidiaries as reflected in the financial statements referred to in clause (i)
                                                                     ----------
above.

     "Swing Line Advance" means a Committed Advance, denominated in Dollars,
      ------------------
consisting of Swing Line Loans.

     "Swing Line Commitment" means, for each Swing Line Lender, the obligation
      ---------------------
of such Swing Line Lender to make Swing Line Loans not exceeding the amount set forth opposite its signature below under the heading "Swing Line" or as set forth and so designated in any Notice of Assignment relating to any assignment of such Swing Line Lender's Swing Line Commitment that has become effective pursuant to Section 13.3.2, as such amount may be modified from time to time
            --------------
pursuant to the terms hereof.

     "Swing Line Lenders" means First Chicago and First Union and their
      ------------------
respective successors and assigns.

     "Swing Line Loan" is defined in Section 2.3.1(b).
      ---------------                ----------------

     "Swing Line Percentage" of any Swing Line Lender means, at any time of
      ---------------------
determination, the percentage which such Swing Line Lender's Swing Line Commitment represents of the Aggregate Swing Line Commitment at such time.

     "Synthetic Lease Obligations" means, as at any date of determination, the
      ---------------------------
amount of Operating Lease Obligations under all Operating Leases of the Borrower and its Subsidiaries which are structured to be treated as loans for commercial, bankruptcy and federal income tax law purposes.

     "Transferee" is defined in Section 13.4.
      ----------                ------------

     "Turtletaub Group" means any or all of (i) Alan Turtletaub, (ii) Marc
      ----------------
Turtletaub, (iii) their respective "affiliates" and "associates" (as each of such terms is defined in Rule 12b-2 of the Securities and Exchange Commission under the Securities Exchange Act of 1934), (iv) their respective heirs or estates, and (v) any trust created for the exclusive benefit of the grandchildren of Alan Turtletaub or Marc Turtletaub of which either or both of Alan Turtletaub or Marc Turtletaub shall be a trustee and, as such, have sole power to vote the stock held in such trust.

     "Type" means, with respect to any Advance, its nature as an Alternate Base
      ----
Rate Advance or Loan, a Eurocurrency Advance or Loan, a Eurodollar Committed Advance or Loan, a Eurodollar Bid Rate Advance or Loan, a Federal Funds Rate Advance or Loan or an Absolute Rate Advance or Loan.

     "Unfunded Liabilities" means the amount (if any) by which the present value
      --------------------
of all vested and unvested accrued benefits under all Single Employer Plans exceeds the fair market value of all such Plan assets allocable to such benefits, all determined as of the then most recent valuation date for such Plans using PBGC actuarial assumptions for single employer plan terminations.

     "Unmatured Default" means an event which but for the lapse of time or the
      -----------------
giving of notice, or both, would constitute a Default.

     "Unrestricted Administrative Land/Buildings" of any Person at any time of
      ------------------------------------------
determination
means the aggregate of the book values at such time for each parcel of land and each building owned by such Person free and clear of any Lien of any kind which satisfies the following conditions: (i) such Property has a book value at such time of at least $5,000,000 and (ii) in the case of any Property other than any Headquarters Building, such Property has been included as an asset on the Borrower's financial statements for no more than 24 months (in the case of an asset which first appeared on the Borrower's financial statements while under material construction on behalf of the Borrower) or 12 months (in the case of any other asset).

     "Unrestricted Cash" of any Person at any time of determination means (a)
      -----------------
the aggregate amount of cash and cash equivalents of such Person at such time, as determined in accordance with GAAP, minus (b) any such amounts (i) which are
                                       -----
held in trust or in any fiduciary capacity in whole or in part for the benefit of Persons other than such Person, (ii) which are on deposit or otherwise acting as a reserve, cash collateral or other form of credit or other enhancement in respect of loans or other Property (or any interest therein) transferred by such Person or any of its Subsidiaries to Persons other than such Person and its Subsidiaries, (iii) which are received by such Person in its capacity as servicer or any similar capacity pending monthly or other periodic settlement with other Persons as to the disposition of such amounts, or (iv) which are otherwise subject to any Lien of any kind (such amount described in this clause
                                                                         ------
(b) is referred to herein as "Restricted Cash").
---                           ---------------

     "Unrestricted Investment Securities" of any Person at any time of
      ----------------------------------
determination means (a) the aggregate amount of Listed Securities owned, beneficially and of record, by such Person at such time minus (b) any such
                                                        -----
amounts which are held in trust or in any fiduciary capacity in whole or in part for the benefit of Persons other than such Person or which are on deposit or otherwise acting as a reserve, cash collateral or other form of credit or other enhancement in respect of loans or other Property (or any interest therein) transferred by such Person or any of its Subsidiaries to Persons other than such Person and its Subsidiaries or which are otherwise subject to any Lien of any kind, all as calculated in accordance with GAAP.

     "U.K. Reserve Lender" has the meaning set forth in the definition of
      -------------------
Eurocurrency Rate.

     "U.K. Reserve Percentage" relative to any Eurocurrency Interest Period for
      -----------------------
any U.K. Reserve Lender will equal (subject as provided below in this definition) the percentage rate calculated by the Agent in accordance with the following formula:

     AB + C(B - E) + D(B - F) % per annum
     ------------------------   --- -----
            100 -   (A+D)

     Where:

A    =    The cash ratio expressed as a percentage of eligible liabilities required by the Bank of England (or other governmental authorities or agencies), on the first day of the relevant period, to be maintained by the applicable U.K. Reserve Lender in a non-interest bearing account with the Bank of England.

B    =    The percentage rate per annum at which Sterling deposits in a principal amount comparable to 100% of the aggregate amount of the Sterling Advances are offered by First Chicago to leading banks in the London interbank market at or about 11:00 a.m., London time, on the first day of such Eurocurrency Interest Period for a period comparable to such Eurocurrency Interest Period.

C    =    The average percentage of the applicable U.K. Reserve Lender=s eligible liabilities required by the Bank of England (or other governmental authorities or agencies), as at the first day of the relevant period, to be maintained as secured money with members of the London Discount Market Association and/or as secured call money with money brokers and gilt-edged market makers.

D    =    The level of Special Deposits required from time to time to be maintained with the Bank of England or other governmental authorities or agencies, as at the first day of the relevant period.

E    =    The lower of B and the average of rates at which members of the London
          Discount Market Association bid for Sterling deposits, as at the first day of the relevant period, for the relevant Eurocurrency Interest Period or for such periods as First Chicago shall determine will substantially coincide with the relevant
          Eurocurrency Interest Period.

F    =    The lower of B and the average yield on Special Deposits for the relevant Eurocurrency Interest Period, as at the first day of the relevant period.

     For the purposes of this definition, "eligible liabilities" and "Special
                                           --------------------       -------
Deposits" shall bear the meanings ascribed to them from time to time by the Bank
--------
of England.

     In application of the above formula, A, B, C, D, E and F are included in the formula as figures and not as percentages; e.g. if A = 0.5% and B = 15%, AB
                                               ----
is calculated as 0.5 x 15 and not as 0.5%  x 15%.

     Calculations will be made on the basis of a 365 day year.

     A negative result obtained by subtracting E from B or F from B shall be taken as zero.

          The resulting figure shall be rounded, if necessary, to the nearest whole multiple of one-sixteenth of one percent per annum.

     "Voting Stock" of any Person means Securities the holders of which are
      ------------
ordinarily, in the absence of contingencies, entitled to elect the corporate directors (or Persons performing similar functions) of such Person.

     "Weekly Calculation Date" means the Monday of each calendar week, or, if
      -----------------------
any such Monday is not a Business Day, the next succeeding Business Day.

     "Wholly-Owned Subsidiary" means a Subsidiary, all of the equity Securities
      -----------------------
(except directors'
qualifying shares) of which are owned by the Borrower and/or the Borrower's other Wholly-Owned Subsidiaries.

     The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms.

                                   ARTICLE II

                                  THE CREDITS
                                  -----------

          II.1.  Description of Facility.  Upon the terms and subject to the
                 -----------------------
conditions set forth in this Agreement, the Lenders hereby grant to the Borrower a revolving credit facility pursuant to which: (i) each Lender severally agrees to make Committed Loans (other than Swing Line Loans) to the Borrower in accordance with Section 2.3.1(a); (ii) each Swing Line Lender severally agrees
                ----------------
to make Swing Line Loans to the Borrower in accordance with Section 2.3.1(b);
                                                            ----------------
and (iii) each Lender may, in its sole discretion, make bids to make Competitive Bid Loans to the Borrower in accordance with Section 2.4.
                                             -----------

          II.2.  Availability of Facility.  Subject to all of the terms and
                 ------------------------
conditions of this Agreement, the facility is available from the date of this Agreement to the Facility Termination Date, and the Borrower may borrow, repay and reborrow at any time prior to the Facility Termination Date.

                                    II.3.  Committed Advances.
                                           ------------------

          II.3.1.  Commitment.  (a) From and including, without limitation, the
                   ----------
     date of this Agreement and prior to the Facility Termination Date, each Lender severally agrees, on the terms and conditions set forth in this Agreement, to make Committed Loans (other than Swing Line Loans) to the Borrower from time to time in amounts not to exceed in the aggregate at any one time outstanding the amount of its Commitment; provided that no Lender
                                                        --------
     shall in any event be required to make any Committed Loan if, after giving effect thereto, the sum of (x) the then aggregate outstanding principal amount of all Committed Loans and Competitive Bid Loans (after giving effect to the intended use of proceeds of any such Loans to repay any outstanding Reimbursement Obligations), other than Sterling Loans, plus (y) the Effective Dollar Equivalent of all Sterling Loans then outstanding, would exceed the Aggregate Available Commitment; provided, further that no
                                                      --------  -------
     Lender shall in any event by required to make any Sterling Loan if, after giving effect thereto, the Effective Dollar Equivalent of all Sterling Loans then outstanding would exceed $50,000,000. The Commitments shall expire on the Facility Termination Date.

          (b) Each Swing Line Lender severally agrees, on the terms and conditions set forth in this Agreement, to make loans (each a "Swing Line
                                                                    ----------
     Loan") to the Borrower from time to time in amounts not to exceed in the
     ----
     aggregate at any one time outstanding such Swing Line Lender's Swing Line Commitment; provided that no Swing Line Lender shall in any event be
                 --------
     required to make any Swing Line Loan if, after giving effect thereto (and after giving effect to the use of proceeds thereof in the manner described in the immediately succeeding sentence, if applicable), (i) the then aggregate outstanding principal amount of all Swing Line Loans would exceed the Aggregate Swing Line Commitment, or (ii) the sum of (x) the then aggregate outstanding principal amount of all Committed Loans and Competitive Bid Loans (after giving effect to the intended use of proceeds of any such Loans to repay any outstanding Reimbursement Obligations), other than Sterling Loans, plus (y) the Effective Dollar Equivalent of all Sterling Loans then outstanding, would exceed the Aggregate Available Commitment; and provided, further, that no Swing Line Lender shall be obligated to make
         --------  -------
     any Swing Line Loan if, after giving effect thereto (and after giving effect to the use of proceeds thereof in the manner described in the immediately succeeding sentence, if applicable), the sum of (x) the then outstanding principal amount of Committed Loans owing to such Swing Line Lender, other than Sterling Loans, (y) the Effective Dollar Equivalent of all Sterling Loans then outstanding owing to such Swing Line Lender, plus
     (z) such Lender's Percentage of the Facility Letter of Credit Obligations, would exceed its Commitment. To the extent (and only to the extent) that a Swing Line Lender would not be obligated to make a Swing Line Loan as a result of the first or second proviso to the immediately preceding sentence, the proceeds of such Swing Line Loan shall first be used to reduce the outstanding principal balance of any other Committed Loans (other than Sterling Loans) owing to such Swing Line Lender. The Swing Line Commitments shall expire on the Facility Termination Date.

          II.3.2.  Ratable Loans; Types of Advances.
                   --------------------------------

          (a) Each Committed Advance (other than a Swing Line Advance) hereunder shall consist of Committed Loans made from the several Lenders ratably in accordance with their respective Percentages. The Committed Advances denominated in Dollars (other than Swing Line Advances) may be Floating Rate Advances or Eurodollar Committed Advances, or a combination thereof, as selected by the Borrower in accordance with Sections 2.3.5 and 2.3.6.
                                                    --------------     -----
     All Sterling Advances shall be Eurocurrency Advances.

          (b) Each Swing Line Advance hereunder shall consist of Swing Line Loans made from the several Swing Line Lenders ratably in accordance with their respective Swing Line Percentages. All Swing Line Advances shall be Alternate Base Rate Advances.

          II.3.3.  Minimum Amount of Each Committed Advance .  Each Eurodollar
                   -----------------------------------------
Committed Advance shall be in the minimum amount of $10,000,000 (and in multiples of $1,000,000 if in excess thereof), each Eurocurrency Advance shall be in the minimum amount of ,5,000,000 (and in multiples of ,500,000 if in excess thereof) and each Floating Rate Advance shall be in the minimum amount of $1,000,000 (and in multiples of $500,000 if in excess thereof); provided,
                                                                --------
however, that any Swing Line Advance may be in the amount of the unused
-------
Aggregate Swing Line Commitment.

          II.3.4.  Required Payments; Termination.  Any outstanding Advances and
                   ------------------------------
all other unpaid Obligations shall be payable in full by the Borrower on the Facility Termination Date.

          II.3.5.  Method of Selecting Types and Interest Periods for New
                   ------------------------------------------------------
Committed Advances.  The Borrower shall select the Type of Committed Advance
------------------
and, in the case of each Eurodollar Committed Advance, the Eurodollar Interest Period and, in the case of Eurocurrency Advance, the Eurocurrency Interest Period, applicable thereto from time to time; provided, that all Swing Line
                                              --------
Advances shall be Alternate Base Rate Advances and all Sterling Advances shall be Eurocurrency Advances. The Borrower shall give the Agent (and in the case of a Swing Line Advance, each Swing Line

Lender) irrevocable notice (a "Committed Borrowing Notice") not later than (a)
                               --------------------------
2:00 p.m. (Chicago time) on the Borrowing Date of each Committed Advance (including, without limitation, any Swing Line Advance) which is an Alternate Base Rate Advance, (b) 10:00 a.m. (Chicago time) on the Borrowing Date of each Federal Funds Rate Advance, and (c) noon (Chicago time) at least three Business Days before the Borrowing Date for each Eurodollar Committed Advance and each Eurocurrency Advance, in each case specifying:

     (i) the Borrowing Date, which shall be a Business Day, of such Committed Advance,

     (ii)   the aggregate amount of such Committed Advance; provided, however,
                                                            --------  -------
            that the Borrower may subsequently specify the requested amount of a Federal Funds Rate Advance so long as such specification is made to the Agent by 11:00 a.m. (Chicago time) on the Borrowing Date of such Federal Funds Rate Advance,

     (iii) the Type of Committed Advance selected (which shall be an Alternate Base Rate Advance in the case of a Swing Line Advance or a Eurocurrency Advance in the case of a Sterling Advance), and

     (iv) in the case of each Eurodollar Committed Advance, the Eurodollar Interest Period applicable thereto and, in the case of each Eurocurrency Advance, the Eurocurrency Interest Period applicable thereto; provided, however that Eurodollar Committed Advances and
                     --------  -------
            Eurocurrency Advances may be subject to no more than eight different Eurodollar Interest Periods and Eurocurrency Interest Periods in the aggregate at any time.

            II.3.6.  Conversion and Continuation of Outstanding Advances.
                   ---------------------------------------------------
Floating Rate Advances (other than Swing Line Advances) shall continue as Floating Rate Advances of the same Type unless and until such Floating Rate Advances are converted into either Eurodollar Committed Advances or Floating Rate Advances of a different Type. Each Eurodollar Committed Advance shall continue as a Eurodollar Committed Advance until the end of the then applicable Eurodollar Interest Period therefor, at which time such Eurodollar Committed Advance shall be automatically converted into an Alternate Base Rate Advance unless repaid as provided herein or unless the Borrower shall have given the Agent a Conversion/Continuation Notice requesting that, at the end of such Eurodollar Interest Period, such Eurodollar Committed Advance continue as a Eurodollar Committed Advance for the same or another Eurodollar Interest Period. Subject to the terms of Section 2.3.3, the Borrower may elect from time to time
                        -------------
to convert all or any part of a Committed Advance (other than a Swing Line Advance and other than a Eurocurrency Advance) of any Type into any other Type or Types of Advances; provided that any conversion of any Eurodollar Committed
                      --------
Advance on a day other than the last day of the Eurodollar Interest Period applicable thereto shall be subject to Section 3.4. Each Eurocurrency Advance
                                       -----------
shall continue as such until the end of the then applicable Eurocurrency Interest Period therefor, at which time such Eurocurrency Advance shall automatically be deemed to be continued as a Eurocurrency Advance in the same amount with a Eurocurrency Interest Period of one month (commencing on the last day of the expiring Eurocurrency Interest Period), unless repaid as provided herein or unless the Borrower shall have given the Agent a Conversion/Continuation Notice in accordance with the immediately succeeding sentence requesting that, at the end of such Interest Period, such Eurocurrency Advance continue as a Eurocurrency Advance for the same or another

Eurocurrency Interest Period. The Borrower shall give the Agent irrevocable notice (a "Conversion/Continuation Notice") of each conversion of a Committed
           ------------------------------
Advance or continuation of a Eurodollar Committed Advance or of a Eurocurrency Advance not later than noon (Chicago time) on the Business Day of the requested conversion or continuation, in the case of a conversion into a Floating Rate Advance (or into a Floating Rate Advance of another Type), or three Business Days prior to the date of the requested conversion or continuation, in the case of a conversion into a Eurodollar Committed Advance or continuation of a Eurodollar Committed Advance or of a Eurocurrency Advance, specifying:

     (i) the requested date, which shall be a Business Day, of such conversion or continuation,

     (ii) the aggregate amount and Type of the Committed Advance which is to be converted or continued, and

     (iii) the amount and Type(s) of Committed Advance(s) into which such Committed Advance is to be converted or continued and, in the case of a conversion into a Eurodollar Committed Advance or continuation of a Eurodollar Committed Advance or of a Eurocurrency Advance, the duration of the Eurodollar Interest Period or the Eurocurrency Interest Period, as the case may be, applicable thereto; provided,
                                                                     --------
            however that Eurodollar Committed Advances and Eurocurrency Advances
            -------
            may be subject to no more than eight different Eurodollar Interest Periods and Eurocurrency Interest Periods in the aggregate at any time.

     II.4.  Competitive Bid Advances.
            ------------------------

          II.4.1.  Competitive Bid Option; Repayment of Competitive Bid
                   ----------------------------------------------------
Advances.  In addition to Committed Advances pursuant to Section 2.3, but
                                                         -----------
subject to all of the terms and conditions of this Agreement (including, without limitation, the limitation set forth in Section 2.1 as to the maximum aggregate
                                        -----------
principal amount of all outstanding Advances hereunder), the Borrower may, as set forth in this Section 2.4, request the Lenders, prior to the Facility
                  -----------
Termination Date, to make offers to make Competitive Bid Advances to the Borrower. Each Lender may, but shall have no obligation to, make such offers and the Borrower may, but shall have no obligation to, accept any such offers in the manner set forth in this Section 2.4. Competitive Bid Advances shall be
                             -----------
evidenced by the Competitive Bid Notes. Each Competitive Bid Advance shall be repaid in full by the Borrower on the last day of the Interest Period applicable thereto.

          II.4.2.  Competitive Bid Quote Request.  When the Borrower wishes to
                   -----------------------------
request offers to make Competitive Bid Loans under this Section 2.4, the
                                                        -----------
Borrower shall transmit to the Agent by telecopy a Competitive Bid Quote Request so as to be received no later than (x) 11:00 a.m., Chicago time, at least five Business Days prior to the Borrowing Date proposed therein, in the case of a Eurodollar Auction, or (y) 11:00 a.m., Chicago time, at least three Business Days prior to the Borrowing Date proposed therein, in the case of an Absolute Rate Auction, specifying in accordance with all of the terms of this Agreement:

          (i) the proposed Borrowing Date for the proposed Competitive Bid Advance;

         (ii)  the aggregate principal amount of such Competitive Bid Advance;

         (iii) whether the Competitive Bid Quotes requested are to set forth a Competitive Bid Margin or an Absolute Rate, or both; and

         (iv)  the Interest Period applicable thereto.

A Borrower may request offers to make Competitive Bid Loans for more than one Interest Period and for a Eurodollar Auction and an Absolute Rate Auction in a single Competitive Bid Quote Request. No Competitive Bid Quote Request shall be given within five Business Days (or upon reasonable prior notice to the Lenders, such other number of days as the Borrower and the Agent may agree) of any other Competitive Bid Quote Request. Each Competitive Bid Quote Request shall be in a minimum amount of $10,000,000 or a larger multiple of $1,000,000. A Competitive Bid Quote Request that does not conform substantially to the format of Exhibit B
                                                                       ---------
hereto shall be rejected, and the Agent shall promptly notify the Borrower of such rejection by telecopy.

          II.4.3.  Invitation for Competitive Bid Quotes.  Promptly upon receipt
                   -------------------------------------
of a Competitive Bid Quote Request that is not rejected pursuant to Section
                                                                    -------
2.4.2, the Agent shall send to each of the Lenders by telecopy an Invitation for
-----
Competitive Bid Quotes which shall constitute an invitation by the Borrower to each Lender to submit Competitive Bid Quotes offering to make the Competitive Bid Loans to which such Competitive Bid Quote Request relates in accordance with this Section 2.4.3.
     -------------

          II.4.4.  Submission and Contents of Competitive Bid Quotes.
                   -------------------------------------------------

          (a) Each Lender may, in its sole discretion, submit a Competitive Bid Quote containing an offer or offers to make Competitive Bid Loans in response to any Invitation for Competitive Bid Quotes. Each Competitive Bid Quote must comply with the requirements of this Section 2.4.4 and must
                                                         -------------
     be submitted to the Agent by telecopy at its offices specified in or pursuant to Article XIV not later than (i) (A) 12:45 p.m., Chicago time, in
                 -----------
     the case of First Chicago and (B) 1:00 p.m., Chicago time, in the case of each other Lender, at least four Business Days prior to the proposed Borrowing Date in the case of a Eurodollar Auction, or (ii) (A) 8:45 a.m., Chicago time, in the case of First Chicago and (B) 9:00 a.m., Chicago time, in the case of each other Lender, on the proposed Borrowing Date in the case of an Absolute Rate Auction (or, in any such case upon reasonable prior notice to the Lenders, such other time and date as the Borrower and the Agent may agree; provided, however, that First Chicago shall always be
                          --------  -------
     required to submit its Competitive Bid Quotes not less than fifteen minutes prior to the other Lenders). Subject to Articles V and IX, any Competitive
                                              ----------     --
     Bid Quote so made shall be irrevocable except with the written consent of the Borrower.

          (b) Each Competitive Bid Quote shall in any case specify: (i) the proposed Borrowing Date, which shall be the same as that set forth in the applicable Invitation for Competitive Bid Quotes; (ii) the principal amount of the Competitive Bid Loan for which each such offer is being made, (1) which principal amount may be greater than, less than or equal to the Commitment of the quoting Lender, but in no case greater than the excess, if any, of the Aggregate Available Commitment over the then aggregate outstanding principal amount of all Advances (other than Sterling Advances), together with the Effective Dollar Equivalent of the then aggregate outstanding principal amount of all Sterling Advances, (2) which principal amount must be at least $2,000,000 and an integral multiple of $500,000, and (3) which principal amount may not exceed the principal amount of Competitive Bid Loans for which offers were requested; (iii) in the case of a Eurodollar Auction, the Competitive Bid Margin offered for each such Competitive Bid Loan; (iv) the minimum or maximum amount, if any, of the Competitive Bid Loan which may be accepted by the Borrower; (v) in the case of an Absolute Rate Auction, the Absolute Rate offered for each such Competitive Bid Loan; (vi) the applicable Interest Period; and (vii) the identity of the quoting Lender.

          (c) The Agent shall reject any Competitive Bid Quote that: (i) is not substantially in the form of Exhibit C hereto or does not specify all of
                                  ---------
     the information required by Section 2.4.4(b); (ii) contains qualifying,
                                 ----------------
     conditional or similar language, other than any such language contained in Exhibit C hereto; (iii) proposes terms other than or in addition to those
     ---------
     set forth in the applicable Invitation for Competitive Bid Quotes, except as contemplated by Section 2.4.4(b); or (iv) arrives after the time set
                        ----------------
     forth in Section 2.4.4(a).
              ----------------

          (d) If any Competitive Bid Quote shall be rejected pursuant to Section
                                                                         -------
     2.4.4(c), then the Agent shall notify the relevant Lender of such rejection
     --------
     as soon as practicable.

          II.4.5.  Notice to Borrower.  The Agent shall promptly notify the
                   ------------------
Borrower of the terms (i) of any Competitive Bid Quote submitted by a Lender that is in accordance with Section 2.4.4 and (ii) if not disregarded by the
                           -------------
Agent in accordance with the immediately succeeding sentence, of any Competitive Bid Quote that is in accordance with Section 2.4.4 which amends, modifies or is
                                     -------------
otherwise inconsistent with a previous Competitive Bid Quote submitted by such Lender with respect to the same Competitive Bid Quote Request. Any such subsequent Competitive Bid Quote shall be disregarded by the Agent unless such subsequent Competitive Bid Quote specifically states that it is submitted solely to correct a manifest error in such former Competitive Bid Quote. The Agent's notice to the Borrower shall specify the aggregate principal amount of Competitive Bid Loans for which offers have been received for each Interest Period specified in the related Competitive Bid Quote Request and the respective principal amounts and Competitive Bid Margins or Absolute Rates, as the case may be, so offered.

          II.4.6.  Acceptance and Notice by Borrower. Subject to the receipt of
                   ---------------------------------
the notice from the Agent referred to in Section 2.4.5, not later than (i) 11:00
                                         -------------
a.m. (Chicago time) at least three Business Days prior to the proposed Borrowing Date, in the case of a Eurodollar Auction or (ii) 11:00 a.m. (Chicago time) on the proposed Borrowing Date, in the case of an Absolute Rate Auction, the Borrower shall notify the Agent of the Borrower's acceptance or rejection of each offer received by it pursuant to Section 2.4.5; provided, however, that the
                                      -------------  --------  -------
failure by the Borrower to give such notice to the Agent shall be deemed to be a rejection by the Borrower of all such offers. In the case of acceptance, such notice (a "Competitive Bid Acceptance Notice") shall specify the aggregate
           ---------------------------------
principal amount of offers for each Interest Period that are accepted. The Borrower may accept or reject any Competitive Bid Quote in whole or in part (subject to the terms of Section 2.4.4(b)(iv)); provided that:
                         ---------------------  -------- ----

        (i) the aggregate principal amount of each Competitive Bid Advance may not exceed the applicable amount set forth in the related Competitive Bid Quote Request;

        (ii) acceptance of offers may only be made on the basis of ascending Competitive Bid Margins or Absolute Rates, as the case may be; and

        (iii) the Borrower may not accept any offer of the type described in
              Section 2.4.4(c) or that otherwise fails to comply with the
              ----------------
              requirements of this Agreement for the purpose of obtaining a Competitive Bid Loan under this Agreement.

          II.4.7.  Allocation by the Agent.  If offers are made by two or more
                   -----------------------
Lenders with the same Competitive Bid Margins or Absolute Rates, as the case may be, for a greater aggregate principal amount than the amount in respect of which offers are permitted to be accepted for the related Interest Period, the principal amount of Competitive Bid Loans in respect of which such offers are accepted shall be allocated by the Agent among such Lenders as nearly as possible (in such multiples as the Agent may deem appropriate) in proportion to the aggregate principal amount of such offers; provided, however, that no Lender
                                               --------  -------
shall be allocated a portion of any Competitive Bid Advance which is less than the minimum amount which such Lender has indicated that it is willing to accept. Allocations by the Agent of the amounts of Competitive Bid Loans shall be conclusive in the absence of manifest error. The Agent shall promptly, but in any event on the same Business Day in the case of Eurodollar Bid Rate Advances, and by 11:00 a.m. (Chicago time) on the same Business Day in the case of Absolute Rate Advances, notify each Lender of its receipt of a Competitive Bid Acceptance Notice and the aggregate principal amount of each Competitive Bid Advance allocated to each participating Lender.

          II.4.8.  Administration Fee.  The Borrower hereby agrees to pay to the
                   ------------------
Agent an administration fee for each Competitive Bid Auction in the amount agreed to in the fee letter agreements described in Section 2.6(b). Such
                                                     --------------
administration fee shall be payable in arrears on each Payment Date hereafter and on the Facility Termination Date (or such earlier date on which the Aggregate Commitment shall terminate or be cancelled) for any period then ending for which such fee, if any, shall not have been theretofore paid.

     II.5.  Method of Borrowing.  Not later than (x) noon (Chicago time), in the
            -------------------
case of a Eurodollar Advance, a Eurocurrency Advance or an Absolute Rate Advance, or (y) 3:00 p.m. (Chicago time), in the case of any Advance not described in the immediately preceding clause (x), on each Borrowing Date, each
                                       ----------
Lender (or, in the case of a Swing Line Advance, each Swing Line Lender, and, in the case of a Competitive Bid Advance, each Lender making a portion of such Advance in accordance with Section 2.4) shall make available its Loan or Loans,
                           -----------
in funds immediately available in London, in Sterling in the case of Eurocurrency Loans, and in Chicago, in Dollars in the case of all other Loans, to the Agent at its address specified pursuant to Article XIV (or in the case of
                                                  -----------
Sterling Advances at such Lending Installation of the Agent specified by it). The Agent will promptly make the funds so received from the Lenders available to the Borrower at the applicable aforesaid address of, or specified by, the Agent.

     II.6.  Fees.
            ----

          (a) The Borrower agrees to pay to the Agent for the account of each Lender a commitment fee in an amount equal to the Applicable Commitment Fee Percentage of such Lender's Percentage of the average daily excess of the Aggregate Commitment over the then aggregate outstanding principal amount of all Committed Advances (other than Swing Line

     Advances and other than Sterling Advances), together with the Facility Letter of Credit Obligations and the Effective Dollar Equivalent of all Sterling Advances then outstanding, from the date hereof to and including, without limitation, the Facility Termination Date, payable in arrears on each Payment Date hereafter, commencing with the Payment Date in July 1997, and on the Facility Termination Date.

          (b) The Borrower agrees to pay certain fees to the Agent on the dates and in the amounts set forth in those certain fee letter agreements among the Borrower, First Chicago, individually and as Agent, and First Chicago Capital Markets, Inc. dated May 2, 1997 and June 20, 1997.

          (c) On or before the date hereof, the Borrower shall pay to the Agent for the account of each Lender a syndication fee in an amount equal to the amount set forth opposite the name of such Lender on the syndication fee schedule attached to the fee letter agreements described in Section
                                                                  -------
     2.6(b).
     ------

     II.7.  Reductions in Aggregate Commitment; Principal Payments.
            ------------------------------------------------------

          II.7.1.  Reductions in Aggregate Commitment.  The Borrower may
                   ----------------------------------
permanently reduce the Aggregate Commitment (but not the Aggregate Swing Line Commitment) in whole, or in part ratably among the Lenders in integral multiples of $5,000,000, upon at least five Business Days' written notice to the Agent, which notice shall specify the amount of any such reduction; provided, however,
                                                             --------  -------
that the amount of the Aggregate Commitment may not be reduced below the then aggregate outstanding principal amount of the outstanding Advances (other than Sterling Advances) and Facility Letter of Credit Obligations, together with the Effective Dollar Equivalent of all Sterling Advances then outstanding; and provided, further, that if, as a result of a reduction in the Aggregate
--------  -------
Commitment, the Aggregate Swing Line Commitment would exceed the Aggregate Commitment, then the Aggregate Swing Line Commitment shall, without further action, be reduced by the amount of such excess. All accrued fees shall be payable on the effective date of any termination of the obligations of the Lenders to make Loans hereunder. The Aggregate Swing Line Commitment shall not be reduced except as set forth in this Section 2.7.1.
                                       -------------

          II.7.2.  Principal Payments.
                   ------------------

          (a) The Borrower may from time to time pay, without penalty or premium, all or any portion of the outstanding Floating Rate Advances at any time. Subject to Section 3.4 and upon one Business Day's prior notice
                           -----------
     to the Agent, the Borrower may from time to time prepay (i) Eurodollar Committed Advances in a minimum aggregate payment amount of $5,000,000 (or any integral multiple of $1,000,000 in excess thereof) and (ii) Eurocurrency Advances in a minimum aggregate payment of ,2,500,000 (or any integral multiple of ,500,000 in excess thereof). A Competitive Bid Advance may not be paid prior to the last day of the applicable Interest Period.

          (b) The Borrower shall immediately prepay the Swing Line Loans on any Business Day when the aggregate outstanding balance of Swing Line Loans equals or exceeds $10,000,000 for more than five consecutive Business Days.

          (c) The Borrower shall prepay the Swing Line Loans contemporaneously with any reduction of the Aggregate Swing Line Commitment pursuant to
     Section 2.7.1.
     -------------

          (d) If at any time the Effective Dollar Equivalent of all Sterling Advances then outstanding, plus the then aggregate outstanding principal amount of all other Advances and Facility Letter of Credit Obligations is greater than 105% of the Aggregate Commitment then in effect, the Borrower shall prepay the Advances in an aggregate principal amount which is sufficient to reduce the sum of the Effective Dollar Equivalent of all Sterling Advances then outstanding plus the then aggregate outstanding principal amount of all other Advances and Facility Letter of Credit Obligations, to the Aggregate Commitment. The Agent shall promptly notify the Borrower of any determination by the Agent on any Weekly Calculation Date that the Effective Dollar Equivalent of all Sterling Advances then outstanding, plus the then aggregate outstanding principal amount of all other Advances and Facility Letter of Credit Obligations, is greater than 105% of the Aggregate Commitment then in effect.

     II.8.  Changes in Interest Rate, etc.  Each Floating Rate Advance shall
            ------------------------------
bear interest on the outstanding principal amount thereof, for each day, from and including, without limitation, the date such Advance is made or is converted from a Eurodollar Advance into a Floating Rate Advance pursuant to Section
                                                                   -------
2.3.6, to but excluding the date it becomes due or is converted into a Eurodollar Advance pursuant to Section 2.3.6, at a rate per annum equal to the
                               -------------
Alternate Base Rate or the Federal Funds Rate, as the case may be, for such day. Changes in the rate of interest on that portion of any Advance maintained as a Floating Rate Advance will take effect simultaneously with each change in the Alternate Base Rate or the Federal Funds Rate, as the case may be. Each Fixed Rate Advance shall bear interest on the outstanding principal amount thereof from and including, without limitation, the first day of the Interest Period applicable thereto to (but not including, without limitation), the last day of such Interest Period based on the interest rate determined as applicable to such Fixed Rate Advance (it being understood that any changes in the Applicable Margin will take effect immediately). No Interest Period may end after the Facility Termination Date.

     II.9.  Rates Applicable After Default.  Notwithstanding anything to the
            ------------------------------
contrary contained in Section 2.3.5 or 2.3.6, during the continuance of a
                      -------------    -----
Default or Unmatured Default the Required Lenders may, at their option, by notice to the Borrower (which notice may be revoked at the option of the Required Lenders notwithstanding any provision of Section 9.2 requiring
                                                  -----------
unanimous consent of the Lenders to changes in interest rates), declare that (i) no Advance may be made as, converted into or continued as a Fixed Rate Advance,
(ii) each Fixed Rate Advance shall bear interest for the remainder of the applicable Interest Period at the rate otherwise applicable to such Interest Period plus 2% per annum and (iii) each Floating Rate Advance shall bear interest at a rate per annum equal to the Alternate Base Rate or the Federal Funds Rate, as the case may be (but not less than the Alternate Base Rate or the Federal Funds Rate, as the case may be, in effect at the time such Default occurred), plus 2% per annum.

     II.10.  Method of Payment.
             -----------------

          II.10.1.  General.  (a)  All payments of the Obligations hereunder
                    -------
     shall be made, without setoff, deduction, or counterclaim, in immediately available funds to the Agent, in

     Dollars (or, in the case of the principal of and interest on Sterling Advances, in Sterling) at the Agent's address specified pursuant to Article
                                                                         -------
     XIV, or at any other Lending Installation of the Agent specified in writing
     ---
     by the Agent to the Borrower, by noon (local time) on the date when due.

          (b) Any payment of principal shall be applied in the following order of priority:

        First:  to the outstanding principal balance of the Swing Line Loans,
        -----   to the extent of any payment required pursuant to Section 2.7.1
                                                                  -------------
                or Section 2.7.2(b);
                   ----------------

        Second: to the outstanding principal balance of any other Committed
        ------
                the extent of any payment required pursuant to Section 2.7.1
                                                               -------------
                as a result of a reduction of the Aggregate Commitment, as the Borrower (or during the existence of a Default or an Unmatured Default, the Agent) shall select;

        Third:  to the outstanding principal balance of any Competitive Bid
        -----
                Loans then due; and

        Fourth: to such of the outstanding Committed Loans and Swing Line
        ------
                Loans as the Borrower (or during the existence of a Default or an Unmatured Default, the Agent) shall select.

     Notwithstanding the foregoing, (x) proceeds of Swing Line Loans shall be applied to the outstanding principal balance of Committed Loans to the extent required pursuant to Section 2.3.1(b) and (y) upon the Facility
                                 ----------------
     Termination Date or any acceleration of the Obligations pursuant to Section
                                                                         -------
     9.1, all payments of principal which are not applied pursuant to clause
     ---
     First above shall be applied ratably among the Lenders in proportion in the
     -----
     ratio that their respective outstanding principal amount of Committed Loans and Competitive Bid Loans bear to the outstanding principal amount of Committed Loans and Competitive Bid Loans of all Lenders.

          (c) Any payment of principal of or interest on the Swing Line Loans shall be applied ratably by the Agent among the Swing Line Lenders. Any payment of principal of or interest on any Competitive Bid Loan shall be remitted by the Agent to the Lender which made such Competitive Bid Loan. Subject to Section 2.17, any payment of principal of or interest on the
                ------------
     Committed Loans and any payment of the commitment fee pursuant to Section
                                                                       -------
     2.6(a) shall be applied ratably by the Agent among all the Lenders (other
     ------
     than any Defaulting Lenders, to the extent provided in Section 2.17).
                                                            ------------

          (d) Each payment delivered to the Agent for the account of any Lender shall be delivered promptly by the Agent to such Lender in the same type of funds that the Agent received at its address specified pursuant to Article
                                                                        -------
     XIV or at any Lending Installation specified in a notice received by the
     ---
     Agent from such Lender.

          (e) The Agent is hereby authorized to charge the account of the Borrower maintained with First Chicago for each payment of principal, interest and fees as it becomes due hereunder.

          II.10.2.  Currency of Payment.  All payments of principal of and
                    -------------------
interest on any Advance or payments of Reimbursement Obligations or any other Obligations hereunder shall be made by the Borrower in the currency borrowed (the "Specified Currency") in the manner and at the address (the "Specified
      ------------------                                          ---------
Place") specified in Section 2.10.1.  Payment of the Obligations shall not be
-----                --------------
discharged by an amount paid in another currency or in another place, whether pursuant to a judgment or otherwise, to the extent that the amount so paid on conversion to the Specified Currency and transfer to the Specified Place under normal banking procedures does not yield the amount of the Specified Currency at the Specified Place due hereunder. If, for the purpose of obtaining judgment in any court, it is necessary to convert a sum due hereunder in the Specified Currency into another currency (the "Judgment Currency"), the rate of exchange
                                     -----------------
which shall be applied shall be that at which in accordance with normal banking procedures the Agent could purchase the Specified Currency with that amount of the Judgment Currency on the Business Day next preceding that on which such judgment is rendered. The obligation of the Borrower in respect of any such sum due from it to the Agent or any Lender hereunder (an "Entitled Person") shall,
                                                      ---------------
notwithstanding the rate of exchange actually applied in rendering such judgment, be discharged only to the extent that on the Business Day following receipt by such Entitled Person of any sum adjudged to be due hereunder or under the Notes in the Judgment Currency, such Entitled Person may in accordance with normal banking procedures purchase and transfer to the Specified Place the Specified Currency with the amount of the Judgment Currency so adjudged to be due; and the Borrower hereby, as a separate Obligation and notwithstanding any such judgment, agrees to indemnify such Entitled Person against, and to pay such Entitled Person on demand, in the Specified Currency, any difference between the sum originally due to such Entitled Person in the Specified Currency and the amount of the Specified Currency so purchased and transferred.

     II.11.  Notes; Telephonic Notices.  Each Lender is hereby authorized to
             -------------------------
record the principal amount of each of its Loans and each repayment on the schedule attached to its applicable Note; provided, however, that neither the
                                          --------  -------
failure to so record nor any error in such recordation shall affect the Borrower's obligations under such Note. The Borrower hereby authorizes the Lenders and the Agent to extend, convert or continue Advances, effect selections of Types of Advances and to transfer funds, and the Issuing Banks to issue Facility Letters of Credit, based on telephonic notices made by any person or persons the Agent or any Lender in good faith believes to be acting on behalf of the Borrower. The Borrower agrees to deliver promptly to the Agent a written confirmation, if such confirmation is requested by the Agent or any Lender, of each telephonic notice signed by an Authorized Officer. If the written confirmation differs in any material respect from the action taken by the Agent and the Lenders, the records of the Agent and the Lenders shall govern absent manifest error.

     II.12.  Interest Payment Dates; Interest and Fee Basis.  Interest accrued
             ----------------------------------------------
on each Floating Rate Advance shall be payable on each Payment Date, commencing with the first such date to occur after the date hereof, on any date on which the Floating Rate Advance is prepaid, whether due to acceleration or otherwise, and at maturity. Interest accrued on that portion of the outstanding principal amount of any Floating Rate Advance converted into a Eurodollar Advance on a day other than a Payment Date shall be payable on the date of conversion. Interest accrued on each Fixed Rate Advance shall be payable on the last day of its applicable Interest Period, on any date on which the Fixed Rate Advance is prepaid, whether by acceleration or otherwise, or converted to a Floating Rate Advance, and at maturity. Interest accrued on each Fixed Rate Advance having an Interest Period longer than three months shall also be payable on the last day of each three-month interval during such Interest Period. Interest on all Eurodollar Loans, Eurocurrency Loans and commitment fees shall be calculated for actual days elapsed on the basis of a 360-day year. Interest on all Floating Rate Loans and Absolute Rate Loans shall be calculated for actual days elapsed on the basis of a 365 (or, when appropriate, 366) day year. Interest shall be payable for the day an Advance is made but not for the day of any payment on the amount paid if payment is received prior to noon (local time) at the place of payment. If any payment of principal of or interest on an Advance shall become due on a day which is not a Business Day, such payment shall be made on the next succeeding Business Day and, in the case of a principal payment, such extension of time shall be included in computing interest in connection with such payment.

     II.13.  Notification of Advances, Interest Rates, Prepayments and
             ---------------------------------------------------------
Commitment Reductions.  Promptly after receipt thereof, the Agent will notify
---------------------
each Lender of the contents of each Aggregate Commitment reduction notice, Committed Borrowing Notice which relates to the making of Committed Loans other than Swing Line Loans, Competitive Bid Acceptance Notice, Conversion/Continuation Notice, Letter of Credit Request, Issuance Notice, and repayment notice which relates to the repayment of Committed Loans other than Swing Line Loans received by it hereunder. In addition, the Agent will notify each Swing Line Lender of the contents of each Aggregate Swing Line Commitment reduction notice, Committed Borrowing Notice which relates to the making of Swing Line Loans and repayment notice which relates to the repayment of Swing Line Loans promptly after receipt of the same. The Agent will notify the Borrower and each Lender of the interest rate applicable to each Fixed Rate Advance which is a Committed Advance promptly upon determination of such interest rate and will give the Borrower and each Lender prompt notice of each change in the Alternate Base Rate.

     II.14.  Lending Installations.  Each Lender may book its Loans at any
             ---------------------
Lending Installation selected by such Lender and may change its Lending Installation from time to time. All terms of this Agreement shall apply to any such Lending Installation and the Notes shall be deemed held by each Lender for the benefit of such Lending Installation. Each Lender may, by written or telex notice to the Agent and the Borrower, designate a Lending Installation through which Loans will be made by it and for whose account Loan payments are to be made.

     II.15.  Non-Receipt of Funds by the Agent.  Unless the Borrower or a
             ---------------------------------
Lender, as the case may be, notifies the Agent prior to the date on which it is scheduled to make payment to the Agent of (i) in the case of a Lender, the proceeds of a Loan or (ii) in the case of the Borrower, a payment of principal, interest or fees to the Agent for the account of the Lenders, that it does not intend to make such payment, the Agent may assume that such payment has been made. The Agent may, but shall not be obligated to, make the amount of such payment available to the intended recipient in reliance upon such assumption.
If such Lender or the Borrower, as the case may be, has not in fact made such payment to the Agent, the recipient of such payment shall, on demand by the Agent, repay to the Agent the amount so made available together with interest thereon in respect of each day during the period commencing on the date such amount was so made available by the Agent until the date the Agent recovers such amount at a rate per annum equal to (i) in the case of payment by a Lender, the Federal Funds Effective Rate for such day or (ii) in the case of payment by the Borrower, the interest rate applicable to the relevant Loan.

     II.16.  Risk Participation in Swing Line.
             --------------------------------

          (a) Each Lender (other than any Swing Line Lender) shall be deemed to have unconditionally and irrevocably purchased, as of the date of this Agreement, a pro rata risk participation from the Swing Line Lenders,
                  --- ----
     without recourse to or warranty by any Swing Line Lender (except that the outstanding Swing Line Loans in fact were made at a time when the obligations of the Lenders had not been suspended or terminated by the Required Lenders or the Agent pursuant to Section 9.1, have not been
                                               -----------
     repaid, and have not been sold or assigned by such Swing Line Lender), in an amount equal to that Lender's Percentage of the Aggregate Commitment, of the principal of the Swing Line Loans outstanding from time to time (including, without limitation, all rights and obligations of the Swing Line Lenders with respect thereto).

          (b) Upon the occurrence and during the continuance of a Default, the Agent may, but is not required to, without notice to or the consent of the Borrower, suspend the Swing Line Commitments and direct the Lenders (other than the Swing Line Lenders) to fund their participations purchased pursuant to Section 2.16(a) by paying to the Agent an aggregate amount
                 ---------------
     equal to the aggregate principal amount of Swing Line Loans outstanding at such time; provided, however, that if at any time the Agent shall have a
                --------  -------
     Swing Line Commitment in an amount less than the Swing Line Commitment of any other Swing Line Lender, the Agent shall, upon the request of any Swing Line Lender, so suspend the Swing Line Commitments and so direct the Lenders. Each Lender (other than the Swing Line Lenders) shall comply with such Agent's direction by funding its Percentage of such aggregate amount in the same manner as it is required to fund Committed Loans hereunder;

     provided, however, that, for this purpose, the conditions precedent set
     --------  -------
     forth in Article V shall not apply.  The proceeds of such fundings shall be
              ---------
     paid to the Agent for the ratable account of the Swing Line Lenders to retire the outstanding principal balance of Swing Line Loans and all interest accrued on such Swing Line Loans prior to such payment shall be payable to the Swing Line Lenders. Once made, such fundings shall be deemed to constitute Committed Loans for all purposes hereunder and under the other Loan Documents.

     II.17.  Defaulting Lenders.  Anything contained herein to the contrary
             ------------------
notwithstanding, in the event that any Lender (a "Defaulting Lender") defaults
                                                  -----------------
(a "Funding Default") in its obligation to fund any Loan (a "Defaulted Loan") in
    ---------------                                          --------------
accordance with this Agreement, then (i) during any Default Period with respect to such Defaulting Lender, such Defaulting Lender shall be deemed not to be a "Lender" for purposes of voting on any matters (including, without limitation, the granting of any consents or waivers) with respect to any of the Loan Documents; (ii) to the extent permitted by applicable law, until such time as the Default Excess with respect to such Defaulting Lender shall have been reduced to zero, any voluntary prepayment of the Loans of the same type as the type comprising such Default Excess (i.e. whether Swing Line Loans or other Committed Loans) pursuant to Section 2.7.2(a) shall, if the Borrower so directs
                             ----------------
at the time of making such voluntary prepayment be applied to the same type (i.e. Swing Line Loans or other Committed Loans) of Loans of other Lenders as if such Defaulting Lender had no Loans outstanding; (iii) such Defaulting Lender's Commitment and outstanding Loans and such Defaulting Lender's Percentage of the Facility Letter of Credit Obligations shall be excluded for purposes of calculating the commitment fee payable to Lenders pursuant to
Section 2.6(a) with respect to such Defaulting Lender's Commitment in respect of
--------------
any Default Period with respect to such

Defaulting Lender; and (iv) the unutilized portions of the Aggregate Available Commitment and of the Aggregate Commitment as at any date of determination shall be calculated as if such Defaulting Lender had funded all Defaulted Loans of such Defaulting Lender.

     For purposes of this Agreement (A) "Default Period" means, with respect to
                                         --------------
any Defaulting Lender, the period commencing on the date of the applicable Funding Default and ending on the earliest of the following dates; (a) the date on which all Commitments are cancelled or terminated and/or the Obligations are declared or become immediately due and payable, (b) the date on which (1) the Default Excess with respect to such Defaulting Lender shall have been reduced to zero (whether by the funding by such Defaulting Lender of any Defaulted Loans of such Defaulting Lender or by the non-pro rata application of any prepayments of the Loans in accordance with the terms of this Section 2.17 or by a combination
                                               ------------
thereof) and (2) such Defaulting Lender shall have delivered to the Borrower and the Agent a written reaffirmation of its intention to honor its obligations under this Agreement with respect to its Commitment, and (c) the date on which the Borrower, the Agent and the Required Lenders waive all Funding Defaults of such Defaulting Lender in writing, and (B) "Default Excess" means, with respect
                                            --------------
to any Defaulting Lender, (i) if its Defaulted Loan is a Swing Line Loan, the excess, if any, of such Defaulting Lender's Swing Line Percentage of the aggregate outstanding principal amount of Swing Line Loans of all Swing Line Lenders (calculated as if all Defaulting Lenders which are Swing Line Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of Swing Line Loans of such Defaulting Lender, and (ii) if its Defaulted Loan is any other Committed Loan, the excess, if any, of such Defaulting Lender's Percentage of the aggregate outstanding principal amount of all Committed Loans (other than Sterling Loans and Swing Line Loans), together with such Defaulting Lender=s Percentage of the Effective Dollar Equivalent of the aggregate outstanding principal amount of all Sterling Loans, of all Lenders (calculated as if all Defaulting Lenders (other than such Defaulting Lender) had funded all of their respective Defaulted Loans) over the aggregate outstanding principal amount of all Committed Loans (other than Sterling Loans and Swing Line Loans), together with the Effective Dollar Equivalent of the aggregate outstanding principal amount of all Sterling Loans, of such Defaulting Lender.

     No Commitment of any Lender shall be increased or otherwise affected, and, except as otherwise expressly provided in this Section 2.17, performance by the
                                               ------------
Borrower of its obligations under this Agreement and the other Loan Documents shall not be excused or otherwise modified as a result of any Funding Default or the operation of this Section 2.17. The rights and remedies against a
                      ------------
Defaulting Lender under this Section 2.17 are in addition to other rights and
                             ------------
remedies which the Borrower may have against such Defaulting Lender with respect to any Funding Default and which the Agent or any Lender may have against such Defaulting Lender with respect to any Funding Default.


                                  ARTICLE III

                            CHANGE IN CIRCUMSTANCES
                            -----------------------


          III.1.  Yield Protection.  If any law or any governmental or quasi-
                  ----------------
governmental rule, regulation, policy, guideline or directive (whether or not having the force of law), or any interpretation thereof, or the compliance of any Lender therewith,

        (i) subjects any Lender or any applicable Lending Installation to any tax, duty, charge or withholding on or from payments due from the Borrower (excluding federal taxation of the overall net income of any Lender or applicable Lending Installation), or changes the basis of taxation of payments to any Lender in respect of its Loans, its interest in the Facility Letters of Credit or other amounts due it hereunder, or

        (ii) imposes or increases or deems applicable any reserve, assessment, insurance charge, special deposit or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender or any applicable Lending Installation (other than reserves and assessments taken into account in determining the interest rate applicable to Fixed Rate Advances), or

        (iii) imposes any other condition the result of which is to increase the cost to any Lender or any applicable Lending Installation of making, funding or maintaining loans or reduces any amount receivable by any Lender or any applicable Lending Installation in connection with loans or letters of credit, or requires any Lender or any applicable Lending Installation to make any payment calculated by reference to the amount of loans held, letters of credit issued or participated in or interest received by it, by an amount deemed material by such Lender, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender that portion of such increased expense incurred or reduction in an amount received which such Lender determines is attributable to making, funding and maintaining its Loans, its interest in the Facility Letters of Credit and its Commitment (which shall include any taxes payable on the taxes paid by the Borrower pursuant to this Section 3.1 to the extent any tax which is not
                          -----------
excluded in clause (i) above is payable by such Lender thereon).
            ----------

     III.2.  Changes in Capital Adequacy Regulations.  If a Lender determines
             ---------------------------------------
the amount of capital required or expected to be maintained by such Lender, any Lending Installation of such Lender or any corporation controlling such Lender is increased as a result of a Change, then, within 15 days of demand by such Lender, the Borrower shall pay such Lender the amount necessary to compensate for any shortfall in the rate of return on the portion of such increased capital which such Lender determines is attributable to this Agreement, its Loans, its interest in the Facility Letters of Credit or its obligation to make Loans or issue or participate in Facility Letters of Credit hereunder (after taking into account such Lender's policies as to capital adequacy). "Change" means (i) any
                                                          ------
change after the date of this Agreement in the Risk-Based Capital Guidelines or
(ii) any adoption of or change in any other law, governmental or quasi-governmental rule, regulation, policy, guideline, interpretation, or directive (whether or not having the force of law) after the date of this Agreement which affects the amount of capital required or expected to be maintained by any Lender or any Lending Installation or any corporation controlling any Lender. "Risk-Based Capital Guidelines" means (i) the risk-based capital guidelines in
------------------------------
effect in the United States on the date of this Agreement, including, without limitation, transition rules, and (ii) the corresponding capital regulations promulgated by regulatory authorities outside the United States implementing the July 1988 report of the Basle Committee on Banking Regulation and Supervisory Practices Entitled "International Convergence of Capital Measurements and

Capital Standards," including, without limitation, transition rules, and any amendments to such regulations adopted prior to the date of this Agreement.

     III.3.  Availability of Types of Advances.  If any Lender determines that
             ---------------------------------
maintenance of its Eurodollar Loans and/or Eurocurrency Loans at a suitable Lending Installation would violate any applicable law, rule, regulation, directive, or official interpretation thereof, whether or not having the force of law, then such Lender shall notify the Agent of such determination and the Agent shall suspend the availability of Eurodollar Advances and/or Eurocurrency Loans, as applicable, and require any Eurodollar Advances and/or Eurocurrency Loans, as applicable, to be repaid. If the Required Lenders determine that (i) deposits of a type and maturity appropriate to match fund Eurodollar Advances and/or Eurocurrency Advances are not available or (ii) the interest rate applicable to Eurodollar Advances and/or Eurocurrency Advances does not accurately reflect the cost of making or maintaining such Advance, then the Required Lenders shall notify the Agent of such determination and the Agent shall suspend the availability of Eurodollar Advances and/or Eurocurrency Advances, as applicable, and require any Eurodollar Advances and/or Eurocurrency Loans, as applicable, to be repaid at the end of their then-current Interest Periods. The Agent shall promptly notify the Borrower of its receipt of any notice from any Lender or the Required Lenders, as the case may be, pursuant to this Section 3.3.
     -----------

     III.4.  Funding Indemnification.  If any payment of a Fixed Rate Advance
             -----------------------
occurs on a date which is not the last day of the applicable Interest Period, whether because of acceleration, prepayment or otherwise, or a Fixed Rate Advance (or any payment thereof) is not made, or an Advance is not converted to or continued as a Fixed Rate Advance, on the date specified by the Borrower for any reason other than default by the Lenders, the Borrower will indemnify each Lender for any reasonable loss or cost incurred by it resulting therefrom, including, without limitation, any reasonable loss or cost in liquidating or employing deposits acquired to fund or maintain the Fixed Rate Advance.

     III.5.  Lender Statements; Survival of Indemnity.  To the extent reasonably
             ----------------------------------------
possible, each Lender shall designate an alternate Lending Installation with respect to its Eurodollar Loans and/or Eurocurrency Loans to reduce any liability of the Borrower to such Lender under Sections 3.1 and 3.2 or to avoid
                                               ------------     ---
the unavailability of Eurodollar Advances and/or Eurocurrency Advances under

Section 3.3, so long as such designation is not disadvantageous to such Lender
-----------
in its sole determination. Each Lender shall deliver a written statement of such Lender to the Borrower (with a copy to the Agent) as to the amount due, if any, under Section 3.1, 3.2 or 3.4. Such written statement shall set forth in
           -----------  ---    ---
reasonable detail the calculations upon which such Lender determined such amount and shall be final, conclusive and binding on the Borrower in the absence of manifest error. Determination of amounts payable under such Sections in connection with a Eurodollar Loan or a Eurocurrency Loan, as applicable, shall be calculated as though each Lender funded its Eurodollar Loan or Eurocurrency Loan, as applicable, through the purchase of a deposit of the type and maturity corresponding to the deposit used as a reference in determining the Eurodollar Rate or Eurocurrency Rate, as the case may be, applicable to such Loan, whether in fact that is the case or not. The amount specified in the written statement of any Lender shall be payable on demand after receipt by the Borrower of such written statement. The obligations of the Borrower under Sections 3.1, 3.2 and
                                                          ------------  ---
3.4 shall survive payment of the Obligations and termination of this Agreement.
---

     III.6.  Market Disruption.  Notwithstanding the satisfaction of all
             -----------------
conditions referred to in Article V with respect to any Sterling Advance, if
                          ---------
there shall occur on or prior to the date of such

Advance any change in national or international financial, political or economic conditions or currency exchange rates or exchange controls which would in the reasonable opinion of the Agent or the Required Lenders make it impracticable for the Sterling Loans comprising such Advance to be denominated in Sterling, then the Agent shall forthwith give notice thereof to the Borrower and the Lenders, and such Loans shall not be denominated in Sterling but shall be made on such Borrowing Date in Dollars, in an aggregate principal amount equal to the Initial Dollar Equivalent of the aggregate principal amount specified in the related Committed Borrowing Notice as Alternate Base Rate Loans, unless the Borrower notifies the Agent at least one Business Day before such date that it elects not to borrow on such date.


                                   ARTICLE IV

                        THE LETTER OF CREDIT SUBFACILITY
                        --------------------------------


          IV.1.  Obligation to Issue.  Subject to the terms and conditions of
                 -------------------
this Agreement and in reliance upon the representations and warranties of the Borrower herein set forth, each Issuing Bank hereby agrees to issue for the account of the Borrower through such of the Issuing Bank's branches as it and the Borrower may mutually agree, one or more Facility Letters of Credit in accordance with this Article IV, from time to time during the period, commencing
                     ----------
on the date hereof and ending on the Business Day prior to the Facility Termination Date.

          IV.2.  Types and Amounts.  The issuance of a Facility Letter of
                 -----------------
Credit shall be subject to the following conditions:

          (a) the aggregate maximum amount then available for drawing under Letters of Credit issued by such Issuing Bank, after giving effect to the issuance of such Facility Letter of Credit, shall not exceed any limit imposed by law or regulation upon such Issuing Bank;

          (b) after giving effect thereto, the sum of (a) the Effective Dollar Equivalent of all Sterling Advances then outstanding plus (b) the
                                                           ----
     aggregate unpaid principal balance of all other Advances, plus (c) the
                                                               ----
     Facility Letter of Credit Obligations does not exceed the Aggregate Commitment as then in effect;

          (c) the expiration date of such Facility Letter of Credit shall not extend after the Facility Termination Date;

          (d) the expiration date of such Facility Letter of Credit shall not extend more than one year after the date of its issuance; and

          (e) the Facility Letter of Credit Obligations, after giving effect to the issuance of such Facility Letter of Credit, do not exceed $75,000,000.

          IV.3.  Conditions.  In addition to being subject to the satisfaction
                 ----------
 of the conditions contained in Sections 4.2 and 5.2, the obligation of an
                                ------------     ---
Issuing Bank to issue any Facility Letter of Credit is subject to the satisfaction in full of the following conditions:

          (a) the Borrower shall have delivered to such Issuing Bank an executed application, reimbursement agreement or such other documents and materials as may be reasonably required by such Issuing Bank (it being understood that if any inconsistency exists between such documents and the Loan Documents, the terms of the Loan Documents shall control);

          (b) the proposed Facility Letter of Credit shall be reasonably satisfactory to the Issuing Bank as to form and content; and

          (c) as of the date of issuance, no order, judgment or decree of any court, arbitrator or governmental authority shall purport by its terms to enjoin or restrain that Issuing Bank from issuing the requested Facility Letter of Credit and no law, rule or regulation applicable to that Issuing Bank and no request or directive (whether or not having the force of law) from any governmental authority with jurisdiction over that Issuing Bank shall prohibit or request that such Issuing Bank refrain from the issuance of Letters of Credit generally or the issuance of the requested Facility Letter of Credit in particular.

     IV.4.  Procedure for Issuance of Facility Letters of Credit
            ----------------------------------------------------

          (a) The Borrower shall give the Issuing Bank and the Agent at least three (3) Business Days' prior written notice, signed by an Authorized Officer, of any requested issuance of a Facility Letter of Credit under this Agreement (a "Letter of Credit Request") (except that, in lieu of such
                        ------------------------
     written notice, the Borrower may give the Issuing Bank and the Agent telephonic notice of such request if confirmed in writing by delivery to the Issuing Bank and the Agent (i) immediately of a telecopy of the written notice required hereunder which has been signed by an Authorized Officer and (ii) promptly (but in no event later than the requested date of issuance) of the written notice required hereunder containing the original signature of an Authorized Officer); such notice shall be irrevocable and shall specify:

        (1) whether the requested Facility Letter of Credit is a Commercial Letter of Credit or a Standby Letter of Credit and, if it is a Standby Letter of Credit, whether the Borrower believes it to be a Financial Letter of Credit or a Performance Letter of Credit;

        (2) the stated amount of the Facility Letter of Credit requested (which stated amount shall not be less than $500,000);

        (3) the effective date (which day shall be a Business Day) of issuance of such requested Facility Letter of Credit (the "Issuance Date");
              --------------

        (4) the date on which such requested Facility Letter of Credit is to expire (which date shall be a Business Day and shall comply with the provisions of Section 4.2(c) and (d));
                                --------------     ---

        (5) the name of the Issuing Bank chosen by the Borrower to issue the requested Facility Letter of Credit;

        (6) the purpose for which such Facility Letter of Credit is to be issued; and

        (7) the Person for whose benefit the requested Facility Letter of Credit is to be issued.

     At the time such request is made, the Borrower shall also provide the Agent and the Issuing Bank with a copy of the form of the Facility Letter of Credit it is requesting be issued. Such notice, to be effective, must be received by such Issuing Bank and the Agent not later than 3:00 p.m. (Chicago time) on the Business Day on which notice can be given under this
     Section 4.4(a).
     --------------

          (b)  Subject to the terms and conditions of this Article IV and
                                                           ----------
     provided that the applicable conditions set forth in Section 5.2 have been
                                                          -----------
     satisfied, such Issuing Bank shall, on the Issuance Date, issue a Facility Letter of Credit on behalf of the Borrower in accordance with the Issuing Bank's usual and customary business practices unless the Issuing Bank has actually received (i) written notice from the Borrower specifically revoking the Letter of Credit Request with respect to such Facility Letter of Credit, (ii) written notice from a Lender, which complies with the provisions of Section 4.6(a) or (iii) written or telephonic notice from the
                   --------------
     Agent stating that the issuance of such Facility Letter of Credit would violate Section 4.2.
             -----------

          (c) Each Issuing Bank shall give the Agent and the Borrower written or telex notice, or telephonic notice confirmed promptly thereafter in writing, of the issuance of a Facility Letter of Credit (the "Issuance
                                                                   --------
     Notice"), which shall indicate, in the case of the issuance of a Standby
     ------
     Letter of Credit, the Issuing Bank's reasonable determination as to whether such Standby Letter of Credit is a Financial Letter of Credit or a Performance Letter of Credit, which determination shall be conclusive absent manifest error.

          (d) An Issuing Bank shall not extend or amend any Facility Letter of Credit or allow a Facility Letter of Credit to be automatically extended unless the requirements of this Section 4.4 are met as though a new
                                     -----------
     Facility Letter of Credit was being requested and issued.

     IV.5.  Reimbursement Obligations; Duties of Issuing Banks
            --------------------------------------------------

          (a) (i) Each Issuing Bank shall promptly notify the Borrower and the Agent of any draw under a Facility Letter of Credit and the Borrower shall reimburse such Issuing Bank in accordance with Section 4.7; and (ii) any
                                                    -----------
     Reimbursement Obligation with respect to any Facility Letter of Credit shall bear interest from the date of the relevant drawing under the pertinent Facility Letter of Credit until payment in full is received by the pertinent Issuing Bank at (A) the Alternate Base Rate until the next succeeding Business Day and (B) the Alternate Base Rate plus 2% thereafter.

          (b) Any action taken or omitted to be taken by an Issuing Bank under or in connection with any Facility Letter of Credit, if taken or omitted in the absence of willful misconduct or gross negligence, shall not put that Issuing Bank under any resulting liability to any Lender or, assuming that such Issuing Bank has complied with the procedures specified in Section
                                                                     -------
     4.4, all conditions to the issuance of a Facility Letter of Credit have
     ---
     been satisfied and any such Lender
     has not given a notice contemplated by Section 4.6(a) that continues in
                                            --------------
     full force and effect, relieve any such Lender of its obligations hereunder to that Issuing Bank. In determining whether to pay under any Facility Letter of Credit, an Issuing Bank shall have no obligation relative to the Lenders other than to confirm that any documents required to be delivered under such Facility Letter of Credit appear to have been delivered in compliance and that they appear to comply on their face, with the requirements of such Facility Letter of Credit.

     IV.6.  Participation.
            -------------

          (a) Immediately upon issuance by an Issuing Bank of any Facility Letter of Credit in accordance with the procedures set forth in Section
                                                                     -------
     4.4, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from that Issuing Bank, without recourse, representation or warranty, an undivided interest and participation equal to its Percentage in such Facility Letter of Credit (including, without limitation, all rights and obligations of the Issuing Bank with respect thereto) and any security therefor or guaranty pertaining thereto; provided, that a Letter of Credit issued by any Issuing Bank shall not be
     --------
     deemed to be a Facility Letter of Credit for purposes of this Section 4.6
                                                                   -----------
     if such Issuing Bank shall have received written notice from any Lender on or before the Business Day prior to the date of its issuance of such Letter of Credit that one or more of the conditions contained in Section 5.2 is
                                                               -----------
     not then satisfied, and, in the event an Issuing Bank receives such a notice, it shall have no further obligation to issue any Facility Letter of Credit until such notice is withdrawn by that Lender or it receives a notice from the Agent that such condition has been effectively waived in accordance with the provisions of this Agreement.

          (b) In the event that any Issuing Bank makes any payment under any Facility Letter of Credit and the Borrower shall not have repaid such amount to such Issuing Bank pursuant to Section 4.7, such Issuing Bank
                                             -----------
     shall promptly notify the Agent, which shall promptly notify each Lender, of such failure, and each Lender shall promptly and unconditionally pay to the Agent for the account of such Issuing Bank the amount of such Lender's Percentage of the unreimbursed amount of such payment, and the Agent shall promptly pay such amount to the Issuing Bank. The failure of any Lender to make available to the Agent for the account of any Issuing Bank its Percentage of the unreimbursed amount of any such payment shall not relieve any other Lender of its obligation hereunder to make available to the Agent for the account of such Issuing Bank its Percentage of the unreimbursed amount of any payment on the date such payment is to be made, but no Lender shall be responsible for the failure of any other Lender to make available to the Agent its Percentage of the unreimbursed amount of any payment on the date such payment is to be made.

          (c) Whenever an Issuing Bank receives a payment on account of a Reimbursement Obligation, including, without limitation, any interest thereon, it shall promptly pay to the Agent and the Agent shall promptly pay to each Lender which has funded its participating interest therein, in immediately available funds, an amount equal to such Lender's Percentage thereof.

          (d) Upon the request of the Agent or any Lender, an Issuing Bank shall furnish to such Agent or Lender copies of any Facility Letter of Credit to which that Issuing Bank is party and such other documentation as may reasonably be requested by the Agent or such Lender.

          (e) The obligations of a Lender to make payments to the Agent for the account of each Issuing Bank with respect to a Facility Letter of Credit shall be absolute, unconditional and irrevocable, not subject to any counterclaim, set-off, qualification or exception whatsoever and shall be made in accordance with the terms and conditions of this Agreement under all circumstances.

     IV.7.  Payment of Reimbursement Obligations.
            ------------------------------------

          (a) The Borrower agrees to pay to each Issuing Bank the amount of all Reimbursement Obligations, interest and other amounts payable to such Issuing Bank under or in connection with any Facility Letter of Credit immediately when due (and in any event shall reimburse an Issuing Bank for drawings under a Facility Letter of Credit issued by it no later than the Business Day after payment by that Issuing Bank), irrespective of any claim, set-off, defense or other right which the Borrower or any Subsidiary may have at any time against any Issuing Bank or any other Person, under all circumstances, including, without limitation, any of the following circumstances:

        (1) any lack of validity or enforceability of this Agreement or any of the other Loan Documents;

        (2) the existence of any claim, setoff, defense or other right which the Borrower or any Subsidiary may have at any time against a beneficiary named in a Facility Letter of Credit or any transferee of any Facility Letter of Credit (or any Person for whom any such transferee may be acting), the Agent, the Issuing Bank, any Lender, or any other Person, whether in connection with this Agreement, any Facility Letter of Credit, the transactions contemplated herein or any unrelated transactions (including, without limitation, any underlying transactions between the Borrower or any Subsidiary and the beneficiary named in any Facility Letter of Credit);

        (3) any draft, certificate or any other document presented under the Facility Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

        (4) the surrender or impairment of any security for the performance or observance of any of the terms of any of the Loan Documents; or

        (5)    the occurrence of any Default or Unmatured Default.

          (b) In the event any payment by or for the account of the Borrower received by an Issuing Bank with respect to a Facility Letter of Credit and distributed by the Agent to the Lenders on account of their participations is thereafter set aside, avoided or recovered from that Issuing Bank in connection with any receivership, liquidation, reorganization or bankruptcy proceeding, each Lender which received such distribution shall, upon demand by that Issuing

     Bank, contribute such Lender's Percentage of the amount set aside, avoided or recovered together with interest at the rate required to be paid by that Issuing Bank upon the amount required to be repaid by it.

     IV.8.  Compensation for Facility Letters of Credit.
            -------------------------------------------

          (a) The Borrower shall pay to the Agent, for the ratable account of the Lenders, based upon the Lenders' respective Percentages, a fee (the "Facility Letter of Credit Fee") with respect to each Facility Letter of
     ------------------------------
     Credit, for the period from the Issuance Date thereof to and including the final expiration date thereof, in a per annum amount equal to the product of (A) the average daily undrawn amount of such Letter of Credit times (B) the Applicable Margin then in effect. The Facility Letter of Credit Fees shall be due and payable in arrears on each Payment Date and, to the extent any such fees are then due and unpaid, on the Facility Termination Date. The Agent shall promptly remit such Facility Letter of Credit Fees, when paid, to the other Lenders in accordance with their Percentages thereof.

          (b) Each Issuing Bank shall have the right to receive issuance fees for any Facility Letter of Credit solely for its own account in an amount in accordance with its standard fee schedule or such other amount to which it and the Borrower may agree in writing. In addition, each Issuing Bank shall be entitled to receive its reasonable out-of-pocket costs of issuing and servicing Facility Letters of Credit.

     IV.9.  Issuing Bank Reporting Requirements.  In addition to the reports
            -----------------------------------
required by Section 4.4(c), each Issuing Bank shall, no later than the tenth
            --------------
Business Day following the last day of each month, provide to the Agent separate schedules for Commercial Letters of Credit and Standby Letters of Credit issued as Facility Letters of Credit, in form and substance reasonably satisfactory to the Agent, showing the date of issue, account party, amount, expiration date and the reference number of each Facility Letter of Credit issued by it outstanding at any time during such month.

     IV.10.  Indemnification; Nature of Issuing Bank=s Duties.
             ------------------------------------------------

          (a)  In addition to amounts payable as elsewhere provided in this
     Section 4, the Borrower hereby agrees to protect, indemnify, pay and save
     ---------
     the Agent, the Documentation Agent, each Issuing Bank and each Lender harmless from and against any and all claims, demands, liabilities, damages, losses, costs, charges and expenses (including, without limitation, reasonable attorneys' fees) arising from the claims of third parties against the Agent, the Documentation Agent, or such Issuing Bank or Lender as a consequence, direct or indirect, of (i) the issuance of any Facility Letter of Credit other than, in the case of an Issuing Bank, as a result of its gross negligence or willful misconduct, as determined by a court of competent jurisdiction or (ii) the failure of the Issuing Bank issuing a Facility Letter of Credit to honor a drawing under such Facility Letter of Credit as a result of any act or omission, whether rightful or wrongful, of any present or future de jure or de facto government or governmental authority (all such acts or omissions herein called "Government Acts").
     ----------------

          (b) As among the Borrower, each Lender and each Issuing Bank issuing a Facility Letter of Credit, the Borrower assumes all risks of the acts and omissions of, or misuse of such

     Facility Letters of Credit by, the respective beneficiaries of the Facility Letters of Credit. In furtherance and not in limitation of the foregoing, the Issuing Banks and the Lenders shall not be responsible: (i) for the form, validity, sufficiency, accuracy, genuineness or legal effect of any document submitted by any party in connection with the application for and issuance of the Facility Letters of Credit, even if it should in fact prove to be in any or all respects invalid, insufficient, inaccurate, fraudulent or forged; (ii) for the validity or sufficiency of any instrument transferring or assigning or purporting to transfer or assign a Facility Letter of Credit or the rights or benefits thereunder or proceeds thereof, in whole or in part, which may prove to be invalid or ineffective for any reason; (iii) for failure of the beneficiary of a Facility Letter of Credit to comply fully with conditions required in order to draw upon such Letter of Credit; (iv) for errors, omissions, interruptions or delays in transmission or delivery of any messages, by mail, cable, telegraph, telex or otherwise, whether or not they be in cipher; (v) for errors in interpretation of technical terms; (vi) for any loss or delay in the transmission or otherwise of any document required in order to make a drawing under any Facility Letter of Credit or of the proceeds thereof;
     (vii) for the misapplication by the beneficiary of a Facility Letter of Credit of the proceeds of any drawing under such Letter of Credit; and
     (viii) for any consequences arising from causes beyond the control of the Agent, the Documentation Agent, the Issuing Banks and the Lenders including, without limitation, any Government Acts. None of the above shall affect, impair, or prevent the vesting of any of an Issuing Bank's rights or powers under this Section 4.10.
                          ------------

          (c) In furtherance and extension and not in limitation of the specific provisions hereinabove set forth, any action taken or omitted by an Issuing Bank under or in connection with the Facility Letters of Credit or any related certificates, if taken or omitted in good faith, shall not put the Issuing Bank, the Agent, the Documentation Agent or any Lender under any resulting liability to the Borrower or relieve the Borrower of any of its obligations hereunder to any such Person.

          (d)  Notwithstanding anything to the contrary contained in this
     Section 4.10, the Borrower shall have no obligation to indemnify an Issuing
     ------------
     Bank under this Section 4.10 in respect of any liability incurred by such
                     ------------
     Issuing Bank arising primarily out of the gross negligence or willful misconduct of such Issuing Bank, as determined by a court of competent jurisdiction, or out of the wrongful dishonor by such Issuing Bank of a proper demand for payment made under the Facility Letters of Credit issued by such Issuing Bank, unless such dishonor was made at the request of the Borrower.

                                   ARTICLE V

                CONDITIONS PRECEDENT; WITHHOLDING TAX EXEMPTION
                -----------------------------------------------


          V.1.  Initial Advance and Facility Letter of Credit.  The Lenders
                ---------------------------------------------
shall not be required to make the initial Advance and an Issuing Bank shall not be obligated to issue the initial Facility Letter of Credit hereunder unless the Borrower has furnished to the Agent with sufficient copies for the Lenders:

     (i) Copies of the articles of incorporation of the Borrower, together with all amendments, and a certificate of good standing, both certified by the Secretary of State of the State of New Jersey.

     (ii) For each Guarantor, a certificate of good standing certified by the appropriate governmental officer in its jurisdiction of incorporation.

    (iii) For the Borrower and each Guarantor, copies, certified by the Secretary or Assistant Secretary of such Person, of its articles of incorporation, with all amendments thereto, and of its by-laws and its Board of Directors' resolutions (and resolutions of other bodies, if any are deemed necessary by counsel for any Lender) authorizing the execution of the Loan Documents to which it is a party.

     (iv) For the Borrower and each Guarantor, an incumbency certificate, executed by the Secretary or Assistant Secretary of such Person, which shall identify by name and title and bear the signature of the officers of such Person, authorized to sign the Loan Documents to which it is a party and, in the case of the Borrower, to make borrowings and request Facility Letters of Credit hereunder, upon which certificate the Agent and the Lenders shall be entitled to rely until informed of any change in writing by the Borrower or such Guarantor, as the case may be.

     (v) A certificate, signed by the chief financial officer of the Borrower, stating that on the initial Borrowing Date (or, if earlier, on the date of the initial issuance of a Facility Letter of Credit) no Default or Unmatured Default has occurred and is continuing.

     (vi) The written opinions of Eric R. Elwin, corporate counsel to the Borrower and each Guarantor, and Stroock & Stroock & Lavan LLP, counsel to the Borrower and each Guarantor, addressed to the Agent and the Lenders in substantially the form of Exhibit E hereto.
                                                   ---------

    (vii) Committed Notes with respect to Committed Loans (other than Swing
          Line Loans) and Competitive Bid Notes payable to the order of each of the Lenders and Committed Notes with respect to Swing Line Loans payable to the order of each of the Swing Line Lenders.

   (viii) Written money transfer instructions, in substantially the form of Exhibit H hereto, addressed to the Agent and signed by an Authorized
          ---------
          Officer, together with such other related money transfer authorizations as the Agent may have reasonably requested.

     (ix) The Guaranty duly executed by each Guarantor in substantially the form of Exhibit I hereto.
             ---------

     (x) Evidence satisfactory to the Agent that the Borrower has paid (or will pay with the initial Advances hereunder) in full all obligations under the existing credit agreement, dated August 16, 1996 (as amended, the "Existing Credit Agreement"), among the Borrower, the lenders party
           -------------------------
          thereto, First Union National Bank, as Documentation Agent, and First Chicago, as Administrative Agent.

     (xi) Payment of all fees due to the Agent pursuant to the letter agreement referred to in Section 2.6 and of all legal expenses of the Agent
                         -----------
          which have been invoiced to the Borrower.

    (xii) Such other documents as any Lender or its counsel may have reasonably requested.

     V.2. Each Advance.  The Lenders shall not be required to make any Advance
          ------------
(other than a Committed Advance that, after giving effect thereto and to the application of the proceeds thereof, does not increase the aggregate amount of the sum of (x) Committed Advances (other than Sterling Advances), (y) the Effective Dollar Equivalent of all Sterling Advances, and (z) Reimbursement Obligations), and each Issuing Bank shall not be obligated to issue any Facility Letter of Credit, unless the Agent shall have received a Borrowing Notice and on the applicable Borrowing Date or Issuance Date:

     (i)  There exists no Default or Unmatured Default.

     (ii) The representations and warranties contained in Article VI are true
                                                          ----------
          and correct as of such Borrowing Date or Issuance Date except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall be true and correct on and as of such earlier date.

    (iii) All legal matters incident to the making of such Advance or issuance of such Facility Letter of Credit shall be satisfactory to the Lenders and their counsel.

     Each Borrowing Notice with respect to each such Advance and each Letter of Credit Request with respect to each Facility Letter of Credit shall constitute a representation and warranty by the Borrower that the conditions contained in Sections 5.2(i) and (ii) have been satisfied and shall be satisfied on the
---------------     ----
applicable Borrowing Date or Issuance Date.

     V.3. Withholding Tax Exemption.  At least five Business Days prior to the
          -------------------------
first date on which interest or fees are payable hereunder for the account of any Lender, each Lender that is not incorporated under the laws of the United States of America, or a state thereof, agrees that it will deliver to each of the Borrower and the Agent two duly completed copies of United States Internal Revenue Service Form 1001 or 4224, certifying in either case that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes. Each Lender which so delivers a Form 1001 or 4224 further undertakes to deliver to each of the Borrower and the Agent two additional copies of such form (or a successor form) on or before the date that such form expires (currently, three successive calendar years for Form 1001 and one calendar year for Form 4224) or becomes obsolete or after the occurrence of any event requiring a change in the most recent forms so delivered by it, and such amendments thereto or extensions or renewals thereof as may be reasonably requested by the Borrower or the Agent, in each case certifying that such Lender is entitled to receive payments under this Agreement and the Notes without deduction or withholding of any United States federal income taxes, unless an event (including, without limitation, any change in treaty, law or regulation) has occurred prior to the date on which any such delivery would otherwise be required which renders all such forms inapplicable or which would prevent such Lender from duly completing and delivering any such form with respect to it and such Lender advises the Borrower and the Agent that it is not capable of receiving payments without any deduction or withholding of United States federal income tax.


                                   ARTICLE VI

                         REPRESENTATIONS AND WARRANTIES
                         ------------------------------


          The Borrower represents and warrants to the Lenders that:

          VI.1.  Corporate Existence and Standing.  Each of the Borrower and its
                 --------------------------------
Subsidiaries is a corporation duly incorporated, validly existing and in good standing under the laws of its jurisdiction of incorporation and has all requisite authority to conduct its business in each jurisdiction in which its business is conducted.

          VI.2.  Authorization and Validity.  Each of the Borrower and each
                 --------------------------
Guarantor has the corporate power and authority and legal right to execute and deliver the Loan Documents to which it is a party and to perform its respective obligations thereunder. The execution and delivery by each of the Borrower and each Guarantor of the Loan Documents to which it is a party and the performance of its respective obligations thereunder have been duly authorized by proper corporate proceedings. The Loan Documents have been duly executed and delivered by each of the Borrower and the Guarantors parties thereto and constitute legal, valid and binding obligations of such of the Borrower and each Guarantor which is a party thereto, enforceable against each such Person in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally.

          VI.3.  No Conflict; Government Consent.  Neither the execution and
                 -------------------------------
delivery by any of the Borrower or any Guarantor of the Loan Documents to which such Person is a party, nor the consummation of the transactions therein contemplated, nor compliance with the provisions thereof will violate any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower, any Guarantor or any of their respective Subsidiaries or the Borrower's, any Guarantor's or any of their respective Subsidiary's articles of incorporation or by-laws or the provisions of any indenture, instrument or agreement to which the Borrower, any Guarantor or any of their respective Subsidiaries is a party or is subject, or by which it, or its Property, is bound, or conflict with or constitute a default thereunder, or result in the creation or imposition of any Lien in, of or on the Property of the Borrower, any Guarantor or any of their respective Subsidiaries pursuant to the terms of any such indenture, instrument or agreement. No order, consent, approval, license, authorization, or validation of, or filing, recording or registration with, or exemption by, or other action in respect of any governmental or public body or authority, or any subdivision thereof, is required to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, any of the Loan Documents.

          VI.4.  Financial Statements.  The December 31, 1996 audited, and the
                 --------------------
March 31, 1997 unaudited, consolidated financial statements of the Borrower and its Subsidiaries, each heretofore delivered to the Lenders, were prepared in accordance with generally accepted accounting principles in effect on the date such statements were prepared and fairly present the consolidated financial condition and operations of the Borrower and its Subsidiaries at such date and the consolidated results of their operations for the period then ended.

          VI.5.  Material Adverse Change.  Since December 31, 1996, there has
                 -----------------------
been no event, circumstance or other condition which could have a Material Adverse Effect.

          VI.6.  Taxes.  The Borrower and its Subsidiaries have filed all United
                 -----
States federal tax returns and all other tax returns which are required to be filed and have paid all taxes due pursuant to said returns or pursuant to any assessment received by the Borrower or any of its Subsidiaries, except such taxes, if any, as are being contested in good faith and as to which adequate reserves have been provided in accordance with GAAP and as to which no Lien exists. The United States income tax returns of the Borrower and its Subsidiaries have been audited by the Internal Revenue Service through the fiscal year ended December 31, 1993. No tax Liens have been filed and no claims are being asserted with respect to any such taxes. The charges, accruals and reserves on the books of the Borrower and its Subsidiaries in respect of any taxes or other governmental charges are adequate.

          VI.7.  Litigation and Contingent Obligations.  There is no litigation,
                 -------------------------------------
arbitration, governmental investigation, proceeding or inquiry pending or, to the knowledge of any of their officers, threatened against or affecting the Borrower or any of its Subsidiaries which could have a Material Adverse Effect or which seeks to prevent, enjoin or delay the making of the Loans or Advances or the issuance of any Facility Letter of Credit. The Borrower and its Subsidiaries have no material contingent obligations not provided for or disclosed in the financial statements referred to in Section 6.4.
                                                     -----------

          VI.8.  Subsidiaries.  Schedule 1 hereto contains an accurate list of
                 ------------   ----------
all Subsidiaries of the Borrower as of the date of this Agreement, setting forth their respective jurisdictions of incorporation and the percentage of their respective capital stock owned by the Borrower or other Subsidiaries. All of the issued and outstanding shares of capital stock of such Subsidiaries have been duly authorized and issued and are fully paid and non-assessable.

          VI.9.  ERISA.  The Unfunded Liabilities of all Single Employer Plans
                 -----
do not in the aggregate exceed $10,000,000. Neither the Borrower nor any other member of the Controlled Group has incurred, or is reasonably expected to incur, any withdrawal liability to Multiemployer Plans in excess of $10,000,000 in the aggregate. Each Plan complies in all material respects with all applicable requirements of law and regulations, no Reportable Event has occurred with respect to any Plan, neither the Borrower nor any other members of the Controlled Group has withdrawn from any Plan or initiated steps to do so, and no steps have been taken to reorganize or terminate any Plan.

          VI.10.  Accuracy of Information.  No information, exhibit or report
                  -----------------------
furnished by the Borrower or any of its Subsidiaries to the Agent or to any Lender in connection with the negotiation of, or compliance with, the Loan Documents contained any material misstatement of fact or omitted to state a material fact or any fact necessary to make the statements contained therein not misleading. There is no fact known to the Borrower that has not been disclosed to the Lenders in writing that materially and adversely affects the ability of the Borrower or any Guarantor to perform its respective obligations under the Loan Documents.

          VI.11.  Regulation U.  Margin stock (as defined in Regulation U)
                  ------------
constitutes less than 25% of those assets of the Borrower and its Subsidiaries which are subject to any limitation on sale, pledge, or other restriction hereunder.

          VI.12.  Material Agreements.  Neither the Borrower nor any Subsidiary
                  -------------------
is a party to any agreement or instrument or subject to any charter or other corporate restriction which could have a Material Adverse Effect. Neither the Borrower nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in (i) any agreement to which it is a party, which default could have a Material Adverse Effect or (ii) any agreement or instrument evidencing or governing Indebtedness.

          VI.13.  Compliance With Laws.  The Borrower and its Subsidiaries have
                  --------------------
complied with all applicable statutes, rules, regulations, orders and restrictions of any domestic or foreign government or any instrumentality or agency thereof, having jurisdiction over the conduct of their respective businesses or the ownership of their respective Property if failure to comply could reasonably be expected to have a Material Adverse Effect.

          VI.14.  Ownership of Properties.  Except as set forth on Part C of
                  -----------------------                          ------
Schedule 2 hereto, on the date of this Agreement, the Borrower and its
----------
Subsidiaries will have good title, free of all Liens other than those permitted by Section 7.15, to all of the Property and assets reflected in the financial
   ------------
statements referenced in Section 6.4 as owned by it.
                         -----------

          VI.15.  Assets; Prohibited Transactions.  The Borrower is not an
                  -------------------------------
entity deemed to hold "plan assets" within the meaning of 29 C.F.R. ' 2510.3-101 of an employee benefit plan (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code); and neither the execution of this Agreement nor the making of Loans hereunder give rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code.

          VI.16.  Environmental Matters.  In the ordinary course of its
                  ---------------------
business, the officers of the Borrower consider the effect of Environmental Laws on the business of the Borrower and its Subsidiaries, in the course of which they identify and evaluate potential risks and liabilities accruing to the Borrower due to Environmental Laws. On the basis of this consideration, the Borrower has reasonably concluded that Environmental Laws cannot reasonably be expected to have a Material Adverse Effect. Neither the Borrower nor any Subsidiary has received any notice to the effect that its operations are not in material compliance with any of the requirements of applicable Environmental Laws or are the subject of any federal or state investigation evaluating whether any remedial action is needed to respond to a release of any toxic or hazardous waste or substance into the environment, which non-compliance or remedial action could reasonably be expected to have a Material Adverse Effect.

          VI.17.  Investment Company Act.  Neither the Borrower nor any
                  ----------------------
Subsidiary thereof is an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act of 1940, as amended.

          VI.18.  Public Utility Holding Company Act.  Neither the Borrower nor
                  ----------------------------------
any Subsidiary thereof
is a "holding company" or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

          VI.19.  Subordinated Indebtedness.  The Obligations constitute senior
                  -------------------------
indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Indebtedness.

          VI.20.  Insurance.  The certificate signed by the President or Chief
                  ---------
Financial Officer of the Borrower, that attests to the existence and adequacy of, and summarizes, the property and casualty insurance program carried by the Borrower and that has been furnished by the Borrower to the Agent and the Lenders, is complete and accurate. This summary includes the insurer's or insurers' name(s), policy number(s), expiration date(s), amount(s) of coverage, type(s) of coverage, exclusion(s), and deductibles. This summary also includes similar information, and describes any reserves, relating to any self-insurance program that is in effect.


                                  ARTICLE VII

                                   COVENANTS
                                   ---------


          During the term of this Agreement, unless the Required Lenders shall otherwise consent in writing:

          VII.1.  Financial Reporting.  The Borrower will maintain, for itself
                  -------------------
and each Subsidiary, a system of accounting established and administered in accordance with generally accepted accounting principles, and furnish to the
Lenders:

    (i) Within 120 days after the close of each of its fiscal years, an unqualified audit report certified by nationally recognized independent certified public accountants, reasonably acceptable to the Lenders, prepared in accordance with GAAP for itself and its consolidated Subsidiaries, including, without limitation, (a) a consolidated balance sheet as of the end of such period, (b) a related consolidated profit and loss and reconciliation of surplus statements, and statement of cash flows, (c) balance sheets and statements of revenue and operating income of the Borrower and its Subsidiaries for the following areas of business: (I) mortgage loans, (II) student loans, (III) commercial loans, (IV) auto loans, and (V) any other significant area of business in which the Borrower or its Subsidiaries are engaged, accompanied by (x) any management letter prepared by said accountants and (y) a certificate of said accountants that, in the course of their examination necessary for their certification of the foregoing, they have obtained no knowledge of any Default or Unmatured Default, or if, in the opinion of such accountants, any Default or Unmatured Default shall exist, stating the nature and status thereof.

    (ii) Within 60 days after the end of each of the first three quarterly fiscal periods in each fiscal year of the Borrower, (a) a consolidated balance sheet of the Borrower and its

          Subsidiaries as at the end of that quarter, (b) consolidated statements of income, retained earnings and cash flows of the Borrower and its Subsidiaries, for that quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with that quarter, and (c) statements of revenue and operating income of the Borrower and its Subsidiaries for the following areas of business:
          (I) mortgage loans, (II) student loans, (III) commercial loans, (IV) auto loans, and (V) any other significant area of business in which the Borrower or its Subsidiaries are engaged.

   (iii)  Together with the financial statements required under Sections 7.1(i)
                                                                ---------------
          and (ii), a compliance certificate in substantially the form of
              ----
          Exhibit F hereto signed by its chief financial officer showing the
          ---------
          calculations necessary to determine compliance with this Agreement and stating that no Default or Unmatured Default exists, or if any Default or Unmatured Default exists, stating the nature and status thereof.

    (iv)  Together with the financial statements required under Sections 7.1(i)
                                                                ---------------
          and (ii), a summary of delinquency information with respect to loans
              ----
          serviced by the Borrower in such form as is customarily prepared by the Borrower from time to time.

    (v) Within 270 days after the close of each fiscal year, a statement of the Unfunded Liabilities of each Single Employer Plan, certified as correct by an actuary enrolled under ERISA.

    (vi) As soon as possible and in any event within 10 days after the Borrower knows that any Reportable Event has occurred with respect to any Plan, a statement, signed by the chief financial officer of the Borrower, describing said Reportable Event and the action which the Borrower proposes to take with respect thereto.

    (vii) As soon as possible and in any event within 10 days after receipt by the Borrower, a copy of (a) any notice or claim to the effect that the Borrower or any of its Subsidiaries is or may be liable to any Person as a result of the release or the presence of any toxic or hazardous waste or substance into the environment, and (b) any notice alleging any violation of any federal, state or local environmental, health or safety law or regulation by the Borrower or any of its Subsidiaries, which, in either case, could reasonably be expected to have a Material Adverse Effect.

   (viii) Promptly upon the furnishing thereof to the shareholders of the Borrower, copies of all financial statements, reports and proxy statements so furnished.

    (ix) Promptly upon the filing thereof, copies of all registration statements and annual, quarterly, monthly or other regular reports which the Borrower or any of its Subsidiaries files with the Securities and Exchange Commission.

    (x) Such other information (including, without limitation, non-financial information) as the Agent or any Lender may from time to time reasonably request.

     VII.2.  Use of Proceeds.  The Borrower will, and will cause each of its
             ---------------
Subsidiaries to, use the
proceeds of the Advances for general corporate purposes (including, without limitation, the repayment of outstanding Advances). The Borrower will not, and will not permit any of its Subsidiaries to, use any of the proceeds of the Advances to purchase or carry any "margin stock" (as defined in any of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System) or to make any Acquisition not permitted by Section 7.12.
                                                    ------------

     VII.3.  Notice of Default.  The Borrower will, and will cause each of its
             -----------------
Subsidiaries to, give prompt notice in writing to the Lenders of the occurrence of any Default or Unmatured Default and of any other development, financial or otherwise, which could reasonably be expected to have a Material Adverse Effect.

     VII.4.  Conduct of Business.  The Borrower will, and will cause each of its
             -------------------
Subsidiaries to, do all things necessary to remain duly incorporated, validly existing and in good standing in its jurisdiction of incorporation and maintain all requisite authority (including, without limitation, all required franchises, licenses, permits and approvals) to conduct its business in each jurisdiction in which its business is conducted. The Borrower and its Subsidiaries at all times shall derive not less than 80% of their consolidated gross revenues from consumer and commercial financial services in the United States.

     VII.5.  Taxes.  The Borrower will, and will cause each of its Subsidiaries
             -----
to, timely file complete and correct United States federal and applicable foreign, state and local tax returns required by law and pay when due all taxes, assessments and governmental charges and levies upon it or its income, profits or Property, except those which are being contested in good faith by appropriate proceedings and with respect to which adequate reserves have been set aside in accordance with GAAP.

     VII.6.  Insurance.  The Borrower will, and will cause each of its
             ---------
Subsidiaries to, maintain with financially sound and reputable insurance companies insurance on all their Property in such amounts and covering such risks as is consistent with sound business practice, and the Borrower will furnish to any Lender upon request full information as to the insurance carried.

     VII.7.  Compliance with Laws.  The Borrower will, and will cause each of
             --------------------
its Subsidiaries to, comply with all laws, rules, regulations, orders, writs, judgments, injunctions, decrees or awards to which it may be subject.

     VII.8.  Maintenance of Properties.  The Borrower will, and will cause each
             -------------------------
of its Subsidiaries to, do all things necessary to maintain, preserve, protect and keep its Property in good repair, working order and condition, and make all necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times.

     VII.9.  Maintenance of Books; Inspection.  The Borrower will, and will
             --------------------------------
cause each of its Subsidiaries to (i) maintain a standard and modern system of accounting and keep true books of records and accounts in which full and correct entries will be made of all its respective business transactions, and reflect in its respective financial statements adequate accruals and appropriations to reserves, all in accordance with GAAP, and (ii) permit the Agent and any Lender, by their respective representatives and agents, to inspect any of the Property, corporate books and financial records of the Borrower and each such Subsidiary, to examine and make copies of the books of accounts and other financial records of the Borrower and each such Subsidiary, and to discuss the affairs, finances and accounts of the Borrower and each such Subsidiary with, and to be advised as to the same by, their respective officers at such reasonable times and intervals as any Lender may designate upon reasonable notice given to the Borrower.

     VII.10.   Merger.  The Borrower will not, and will not permit any of its
               ------
Subsidiaries to, merge or consolidate with or into any other Person; provided,
                                                                     --------
however, that a Subsidiary of the Borrower may merge into the Borrower or a
-------
Guarantor if the Borrower or such Guarantor, as the case may be, is the surviving corporation.

     VII.11.   Sale of Assets.  The Borrower will not, and will not permit any
               --------------
of its Subsidiaries to, lease, sell or otherwise dispose of its Property (whether voluntarily or involuntarily), to any other Person, except:

    (i) Sales in the ordinary course of business of loans originated or purchased by the Borrower or any of its Subsidiaries; provided,
                                                                --------
          however that (x) immediately before and after giving effect to such
          -------
          transaction, no Default or Unmatured Default would exist and (y) such sale is for fair value and is in the best interests of the Borrower or such Subsidiary, in the opinion of such Person's Board of Directors; and

    (ii) Leases, sales or other dispositions of its Property that, together with all other Property of the Borrower and its Subsidiaries previously leased, sold or disposed of (other than pursuant to clause
                                                                         ------
          (i) above) as permitted by this Section during the twelve-month period
          ---
          ending with the month in which any such lease, sale or other disposition occurs, do not constitute a Substantial Portion of the Property of the Borrower and its Subsidiaries and so long as (x) immediately before and after giving effect to such transaction no Default or Unmatured Default would exist and (y) in the opinion of the Borrower's Board of Directors such sale or other disposition is for fair value and is in the best interests of the Borrower.

     VII.12.   Investments and Acquisitions.  The Borrower will not, and will
               ----------------------------
not permit any of its Subsidiaries to, make or suffer to exist any Restricted Investments or commitments therefor, unless, after giving effect thereto, the aggregate amount (at original cost) of all outstanding Restricted Investments of the Borrower and all of its Subsidiaries shall be less than 25% of Consolidated Tangible Net Worth. Any Person which becomes a Subsidiary of the Borrower after the date hereof shall be deemed to have made, at the time it becomes a Subsidiary, all Restricted Investments of such Person existing immediately after it becomes a Subsidiary. Unless otherwise directed by the Agent or the Required Lenders, any Person which becomes a Subsidiary of the Borrower (other than a Securitization SPV, so long as such Person remains a Securitization SPV) after the date hereof, shall, contemporaneously with such Person becoming a Subsidiary, become a party to the Guaranty and provide to the Agent such opinions and certificates in respect thereof as the Agent or the Required Lenders may reasonably request; provided, however, that no such Subsidiary shall
                                --------  -------
be required to become a party to the Guaranty at a time when the Guaranty is deemed released in accordance with Article XVII, although any such Subsidiary
                                   ------------
shall be required to become a party to the Guaranty at such time as the Guaranty is reinstated in accordance with Article XVII.
                                 ------------

     VII.13.   Liens.
               -----

          (a) The Borrower will not, and will not permit any of its Subsidiaries to, create, incur, or suffer to exist any Lien in, of or on the Property of the Borrower or any of its Subsidiaries, except:

        (i) Liens for taxes, assessments or governmental charges or levies on its Property if the same shall not at the time be delinquent or thereafter can be paid without penalty, or are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books; provided,
                                                                  --------
               however, that the Borrower's or the applicable Subsidiary's title
               -------
               to such Property is not materially adversely affected and its use of such Property in the ordinary course of its business is not materially interfered with.

       (ii) Liens imposed by law, such as carriers', warehousemen's and mechanics' liens and other similar liens arising in the ordinary course of business which secure payment of obligations which are not past due and are being contested in good faith and by appropriate proceedings and for which adequate reserves in accordance with generally accepted principles of accounting shall have been set aside on its books; provided, however, that the
                                                 --------  -------
               Borrower's or the applicable Subsidiary's title to such Property is not materially adversely affected and its use of such Property in the ordinary course of its business is not materially interfered with.

       (iii) Liens arising out of pledges or deposits under worker's compensation laws, unemployment insurance, old age pensions, or other social security or retirement benefits, or similar legislation (and not in connection with borrowed money, advances or the deferred purchase price of Property).

       (iv) Utility easements, building restrictions and such other encumbrances or charges against real property as are of a nature generally existing with respect to properties of a similar character and which do not in any material way affect the marketability of the same or interfere with the use thereof in the business of the Borrower or its Subsidiaries.

        (v)    Liens existing on the date hereof and described in Part C of
                                                                  ------
               Schedule 2 hereto.
               ----------

        (vi) Liens securing obligations of the Borrower for borrowed money arising under inventory warehouse financing facilities entered into by the Borrower from time to time which are secured by consumer or commercial loans or other receivables owned by the Borrower or any Subsidiary of the Borrower or by the cash proceeds of such loans or receivables, provided that such Lien and obligations are incurred in the ordinary course of business of such Subsidiary and the Borrower.

       (vii) Liens placed on tangible real or personal Property being acquired by the Borrower or any Subsidiary of the Borrower securing Indebtedness incurred to finance all or part of the purchase price thereof, provided that (i) such Lien is incurred within six months of the acquisition of such Property by the Borrower or such Subsidiary and (ii) the principal amount of such Indebtedness does not exceed the lesser of (x) the fair market value of such Property at the time of such incurrence or (y) the purchase price of such Property.

       (viii) Liens incurred on Consolidated Restricted Cash to secure the performance of letters of credit, bids, tenders, sales contracts, leases, statutory obligations, surety, appeal and performance bonds and other similar obligations not incurred in connection with the borrowing of money, the obtaining of advances or the payment of the deferred purchase price of Property.

       (ix)    Liens on the Headquarters Buildings.

       (b)     Notwithstanding anything contained in Section 7.13(a):
                                                     ---------------

               (x) the Borrower will not, and will not permit or suffer any Subsidiary to, at any time, create or permit or suffer to exist any Lien on any Subsidiary Stock or other Security issued by a Subsidiary and held by the Borrower or by another Subsidiary; and

               (y) no Lien permitted by Section 7.13(a) shall result in any
                                        ---------------
          obligation of the Borrower or any Subsidiary being secured by assets which have a fair market value in excess of the amount of such obligation except as generally required by conventional commercial practice, and then only if, after giving effect to such over-collateralization, the Borrower or such Subsidiary owns similar assets, free of any Lien, which have an aggregate value at least equal to the difference between (A) the aggregate fair market value (as determined in the reasonable good faith judgment of the Borrower's Board of Directors) of all assets of the Borrower or such Subsidiary, as the case may be, securing such obligations, and (B) the aggregate amount of all such secured obligations of the Borrower or such Subsidiary.

          (c) In case any Property is subjected to a Lien securing Indebtedness of the Borrower or any Subsidiary in violation of Section 7.13(a) or (b),
                                                       ---------------    ---
     the Borrower will make or cause to be made provision whereby the Obligations will be secured equally and ratably with all other obligations secured thereby, and in any case the Obligations shall have the benefit, to the full extent that, and with such priority as, the Lenders may be entitled thereto under applicable law, of an equitable Lien on such Property securing the Obligations. Such violation of Section 7.13(a) or
                                                                   -------
     (b) shall result in a Default hereunder, whether or not any such provision
     ---
     is made pursuant to this Section 7.13(c).
                              ---------------

     VII.14.   Subsidiary Indebtedness.  No Subsidiary will (i) become liable
               -----------------------
for or have outstanding, any Indebtedness (except to the extent a Contingent Obligation permitted by Section 7.17 constitutes Indebtedness) other than to the
                        ------------
Borrower or to a Wholly-Owned Subsidiary of the Borrower or (ii)
permit its Property to be subject to a Lien securing any Indebtedness except for Liens on loans or other receivables of a Subsidiary or on the cash proceeds of such loans or other receivables securing Indebtedness of the Borrower, which are permitted pursuant to Section 7.13(a)(vi). Notwithstanding the foregoing, a
                      -------------------
Subsidiary may become liable for or have outstanding Indebtedness, or permit such of its Property constituting Consolidated Restricted Cash to be subject to a Lien securing Indebtedness, in each case to the extent such Indebtedness would be excluded from the definition of "Contingent Obligation" pursuant to clause
                                                                       ------
(ii) of the definition thereof.
----

     VII.15.   Affiliates.  The Borrower will not, and will not permit any of
               ----------
its Subsidiaries to, enter into any transaction (including, without limitation, the purchase or sale of any Property or service) with, or make any payment or transfer to, any Affiliate except in the ordinary course of business and pursuant to the reasonable requirements of the Borrower's or such Subsidiary's business and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary than the Borrower or such Subsidiary would obtain in a comparable arms-length transaction.

     VII.16.   Subordinated Indebtedness.  The Borrower will not issue any
               -------------------------
Subordinated Indebtedness or Disqualified Stock unless the same is not otherwise prohibited hereunder and the first sinking fund, redemption or other required payment is scheduled to occur after the Facility Termination Date. The Borrower will not, and will not permit any of its Subsidiaries to, make any amendment or modification to the indenture, note or other agreement evidencing or governing any Subordinated Indebtedness, or directly or indirectly voluntarily prepay, defease or in substance defease, purchase, redeem, retire or otherwise acquire, any Subordinated Indebtedness; provided, however, that the Borrower may from
                               --------  -------
time to time extend (but not increase) the Designated Subordinated Indebtedness.

     VII.17.  Contingent Obligations.  (a) The Borrower will not make or suffer
              ----------------------
     to exist any Contingent   Obligation unless (i) after giving effect to the
     existence of such Contingent Obligation, no Default or Unmatured Default would exist, and (ii) the maximum amount of Indebtedness, dividend or other obligation or liability with respect to which such Contingent Obligation provides assurance (as well as the maximum amount of such Contingent Obligation) can be mathematically determined at the time such Contingent Obligation is incurred.

          (b) No Subsidiary of the Borrower will make or suffer to exist any Contingent Obligation except (i) the Guaranty, (i) the existing Contingent Obligations listed in Part B of Schedule 2 attached hereto, and (iii) any
                           ------    ----------
     other Contingent Obligation incurred by the Borrower or any Subsidiary which satisfies all of the following conditions: (a) it is a guaranty of indebtedness for borrowed money, (B) the Borrower is the primary obligor of the indebtedness guaranteed; (C) the proceeds of such indebtedness are applied by the Borrower to provide funds (including, without limitation, working capital) to be used in the ordinary course of business of the Borrower and its Subsidiaries; (D) after giving effect to the existence of such Contingent Obligation, no Default or Unmatured Default would exist;
     (E) the maximum amount of indebtedness being guaranteed (as well as the maximum amount of such Contingent Obligation) can be mathematically determined at the time the Contingent Obligation is incurred; and (F) such Contingent Obligation and the indebtedness of the Borrower guaranteed thereby is incurred in the ordinary course of business of such Subsidiary and the Borrower and in accordance with the current practice of the Borrower and its Subsidiaries, at the date hereof.

     VII.18.   Distributions.  Neither the Borrower nor any Subsidiary will
               -------------
declare, make or become obligated to make any Distribution unless, immediately after giving effect thereto the aggregate amount of all Distributions declared, made or obligated, for the period subsequent to December 31, 1994 would not exceed the sum of (x) 50% (or 100% in case of a negative number) of Consolidated Pre-Tax Income (net of income taxes) accumulated after December 31, 1994, plus
                                                                          ----
(y) 100% of the aggregate net proceeds received by the Borrower after December 31, 1994 from the issue and sale of its capital stock (less any portion of the net proceeds of such sale of capital stock which was used by the Borrower to contemporaneously redeem or acquire any of the Borrower's capital stock or warrants, rights or other options to purchase or acquire such stock), plus (z)
                                                                      ----
the aggregate amount of capital contributions to the Borrower made after December 31, 1994 in any fashion other than through the purchase of the Borrower's capital stock. The Borrower will not become obligated to make a Distribution which is payable more than sixty days after authorization.

     VII.19.   Subsidiary Preferred Stock.  No Subsidiary shall (i) issue
               --------------------------
preferred stock except shares of nonconvertible preferred stock issued to the Borrower or a Wholly-Owned Subsidiary of the Borrower or (ii) permit any shares of its preferred stock to remain outstanding except (x) shares of its nonconvertible preferred stock which are held by the Borrower or a Wholly-Owned Subsidiary of the Borrower and (y) shares of nonconvertible preferred stock of a Guarantor held by others at the time such Guarantor becomes a Guarantor so long as such shares of preferred stock were not issued or transferred to such others in contemplation of, or in connection with, such Guarantor becoming a Subsidiary of the Borrower.

     VII.20.   Financial Covenants.
               -------------------

          (a) Fixed Charge Coverage.  The Borrower will not permit the ratio of
              ---------------------
     (i) the sum of Consolidated Pre-Tax Income plus Consolidated Fixed Charges
                                                ----
     to (ii) Consolidated Fixed Charges, in each case determined as at the end of any fiscal quarter of the Borrower for the period of four consecutive fiscal quarters ending on such determination date, to be less than 1.25:1.00.

          (b) Consolidated Adjusted Tangible Net Worth.  The Borrower will at
              ----------------------------------------
     all times maintain Consolidated Adjusted Tangible Net Worth of not less than $465,000,000 plus:
                       ----

             (i) 50% of Consolidated Net Income for the period commencing January 1, 1997 and ending on the last day of the most recent fiscal quarter ended at least 60 days prior to the date of determination (excluding any net losses during any fiscal quarter period within such measurement period); and

             (ii) 100% of the cash proceeds (net of underwriting commissions, legal, accounting and other usual professional fees and taxes) of any sale or issuance of equity Securities of the Borrower or any of its Subsidiaries (or of any options, warrants or rights in respect of any such equity Securities) or the sale or issuance of any Subordinated Indebtedness, in each case which issuance or sale takes place after the date of this Agreement.

          (c) Consolidated Funded Debt to Consolidated Adjusted Tangible Net
              --------------------------------------------------------------
     Worth.  The Borrower will maintain the ratio of Consolidated Funded Debt to
     -----
     Consolidated Adjusted Tangible Net Worth at less than 7.00:1.00 at all times and will not permit the ratio of Consolidated Funded Debt to Consolidated Adjusted Tangible Net Worth to exceed 5.00:1.00 as of the last day of any fiscal quarter of the Borrower.

          (d) Asset Coverage.  The Borrower will not permit Consolidated
              --------------
     Unsecured Senior Debt as of the last day of any fiscal quarter at of the Borrower to exceed the Adjusted Asset Amount at such time.

          (e) Borrower Guarantees to Consolidated Adjusted Tangible Net Worth.
              ---------------------------------------------------------------
     The Borrower will not permit the aggregate amount of Contingent Obligations constituting guarantees issued by it at any time to exceed Consolidated Adjusted Tangible Net Worth at such time.

     VII.21.   Underwriting Standards.  The Borrower will not, and will not
               ----------------------
permit any of its Subsidiaries to, modify its respective underwriting standards or eligibility requirements for the origination, and transfer to a trust or other special purpose entity, of loans and related Property if such modification could result in a Material Adverse Effect.


                                  ARTICLE VIII

                                    DEFAULTS
                                    --------

          The occurrence of any one or more of the following events shall constitute a Default:

          VIII.1. Any representation or warranty made or deemed made by or on behalf of the Borrower or any of its Subsidiaries to the Lenders or the Agent under or in connection with this Agreement, any other Loan Document, any Loan, any Facility Letter of Credit, or any certificate or information delivered in connection with this Agreement or any other Loan Document shall be materially false on the date as of which made.

          VIII.2. (a) Nonpayment of principal of any Note or of any Reimbursement Obligation when due, or (b) nonpayment of interest upon any Note or of any commitment fee or other Obligations under any of the Loan Documents within five days after the same becomes due.

          VIII.3. The breach by the Borrower of any of the terms or provisions of Section 7.2 or any of Sections 7.10 through 7.21.
   -----------           -------------         ----

          VIII.4. The breach by the Borrower (other than a breach which constitutes a Default under Section 8.1, 8.2 or 8.3) of any of the terms or
                            -----------  ---    ---
provisions of this Agreement which is not remedied within five days after written notice from the Agent or any Lender.

          VIII.5. Failure of the Borrower or any of its Subsidiaries to pay when due any rate hedging obligation, operating lease obligation, letter of credit, obligation under sale and leaseback transaction, Contingent Obligation or other Indebtedness aggregating in excess of $10,000,000 ("Material Indebtedness"); or the default
                                       ---------------------
by the Borrower or any of its Subsidiaries in the performance of any term, provision or condition contained in any agreement under which any rate hedging obligation, operating lease obligation, letter of credit, obligation under sale and leaseback transaction, Contingent Obligation or other Indebtedness was created or is governed (including, without limitation, any default arising from a failure to pay), or any other event shall occur or condition exist, the effect of which is to cause, or to permit the holder or holders of any Material Indebtedness to cause, any Material Indebtedness to become due prior to its stated maturity; or any Material Indebtedness of the Borrower or any of its Subsidiaries shall be declared to be due and payable or required to be prepaid or repurchased (other than by a regularly scheduled payment) prior to the stated maturity thereof; or the Borrower or any of its Subsidiaries shall not pay, or admit in writing its inability to pay, its debts generally as they become due.

          VIII.6. The Borrower or any of its Subsidiaries shall (i) have an order for relief entered with respect to it under the Federal bankruptcy laws as now or hereafter in effect, (ii) make an assignment for the benefit of creditors, (iii) apply for, seek, consent to, or acquiesce in, the appointment of a receiver, custodian, trustee, examiner, liquidator or similar official for it or any Substantial Portion of its Property, (iv) institute any proceeding seeking an order for relief under the Federal bankruptcy laws as now or hereafter in effect or seeking to adjudicate it a bankrupt or insolvent, or seeking dissolution, winding up, liquidation, reorganization, arrangement, adjustment or composition of it or its debts under any law relating to bankruptcy, insolvency or reorganization or relief of debtors or fail to file an answer or other pleading denying the material allegations of any such proceeding filed against it, (v) take any corporate action to authorize or effect or in furtherance of any of the foregoing actions set forth in this Section 8.6 or
                                                              -----------
(vi) fail to contest in good faith any appointment or proceeding described in
Section 8.7.
-----------

          VIII.7. Without the application, approval or consent of the Borrower or any of its Subsidiaries, a receiver, trustee, examiner, liquidator or similar official shall be appointed for the Borrower or any of its Subsidiaries or any Substantial Portion of its respective Property, or a proceeding described in
Section 8.6(iv) shall be instituted against the Borrower or any of its
---------------
Subsidiaries and such appointment continues undischarged or such proceeding continues undismissed or unstayed for a period of 30 consecutive days.

          VIII.8. Any court, government or governmental agency shall condemn, seize or otherwise appropriate, or take custody or control of (each a "Condemnation"), all or any portion of the Property of the Borrower or any of
-------------
its Subsidiaries which, when taken together with all other Property of the Borrower and its Subsidiaries so condemned, seized, appropriated, or taken custody or control of, during the twelve-month period ending with the month in which any such Condemnation occurs, constitutes a Substantial Portion.

          VIII.9. The Borrower or any of its Subsidiaries shall fail within 30 days to pay, bond or otherwise discharge one or more judgments or orders for the payment of money in excess of $10,000,000 in the aggregate, which are not stayed on appeal or otherwise being appropriately contested in good faith.

          VIII.10. The Unfunded Liabilities of all Single Employer Plans shall exceed in the aggregate $10,000,000 or any Reportable Event shall occur in connection with any Plan.

          VIII.11. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that it has incurred withdrawal liability to such Multiemployer Plan in an amount which, when aggregated with all other amounts required to be paid to Multiemployer Plans by the Borrower or any other member of the Controlled Group as withdrawal liability (determined as of the date of such notification), exceeds $10,000,000 or requires payments exceeding $2,500,000 per annum.

          VIII.12. The Borrower or any other member of the Controlled Group shall have been notified by the sponsor of a Multiemployer Plan that such Multiemployer Plan is in reorganization or is being terminated, within the meaning of Title IV of ERISA, if as a result of such reorganization or termination the aggregate annual contributions of the Borrower and the other members of the Controlled Group (taken as a whole) to all Multiemployer Plans which are then in reorganization or being terminated have been or will be increased over the amounts contributed to such Multiemployer Plans for the respective plan years of each such Multiemployer Plan immediately preceding the plan year in which the reorganization or termination occurs by an amount exceeding $10,000,000.

          VIII.13. The Borrower or any of its Subsidiaries shall be the subject of any proceeding or investigation pertaining to the release by the Borrower or any of its Subsidiaries, or any other Person of any toxic or hazardous waste or substance into the environment, or any violation of any federal, state or local environmental, health or safety law or regulation, which, in either case, could reasonably be expected to have a Material Adverse Effect.

          VIII.14.  Any Change in Control shall occur.

          VIII.15. The occurrence of any "default", as defined in any Loan Document (other than this Agreement or the Notes) or the breach of any of the terms or provisions of any Loan Document (other than this Agreement or the Notes), which default or breach continues beyond any period of grace therein provided.

          VIII.16. At any time when the Guaranty is not deemed released in accordance with Article XVII, the Guaranty shall fail to remain in full force or
                ------------
effect or any action shall be taken to discontinue or to assert the invalidity or unenforceability of the Guaranty or any Guarantor shall fail to comply with any of the terms or provisions of the Guaranty, or any Guarantor denies that it has any further liability under the Guaranty, or gives notice to such effect.

          VIII.17.  The representations and warranties set forth in Section 6.15
                                                                    ------------
shall at any time not be true and correct.


                                   ARTICLE IX

                 ACCELERATION, WAIVERS, AMENDMENTS AND REMEDIES
                 ----------------------------------------------

          IX.1.  Acceleration.  If any Default described in Section 8.6 or 8.7
                 ------------                               -----------    ---
occurs with respect to the Borrower, the obligations of the Lenders to make Loans hereunder and of an Issuing Bank to issue Facility Letters of Credit hereunder shall automatically terminate and the Obligations shall immediately become due and payable without any election or action on the part of the Agent or any Lender. If any other Default occurs, the Required Lenders (or the Agent with the consent of the Required Lenders) may terminate or suspend the obligations of the Lenders to make Loans hereunder and of an Issuing Bank to issue Facility Letters of Credit hereunder, or declare the Obligations to be due and payable, or both, whereupon the Obligations shall become immediately due and payable, without presentment, demand, protest or notice of any kind, all of which the Borrower hereby expressly waives.

          If, within five days after acceleration of the maturity of the Obligations or termination of the obligations of the Lenders to make Loans hereunder and of an Issuing Bank to issue Facility Letters of Credit hereunder as a result of any Default (other than any Default as described in Section 8.6
                                                                   -----------
or 8.7 with respect to the Borrower) and before any judgment or decree for the
   ---
payment of the Obligations due shall have been obtained or entered, the Required Lenders (or, in respect of a Default of the type described in Section 8.2, all
                                                              -----------
the Lenders), in either case in their sole discretion, shall so direct, then the Agent shall, by notice to the Borrower, rescind and annul such acceleration and/or termination.

          IX.2.  Amendments.  Subject to the provisions of this Article IX, the
                 ----------                                     ----------
Required Lenders (or the Agent with the consent in writing of the Required Lenders) and the Borrower may enter into agreements supplemental hereto for the purpose of adding or modifying any provisions to the Loan Documents or changing in any manner the rights of the Lenders or the Borrower hereunder or waiving any Default hereunder or any requirement under any Loan Document; provided, however,
                                                              --------  -------
that no such supplemental agreement shall, without the consent of each Lender affected thereby:

    (i) Extend the final maturity of any Loan or Note or forgive all or any portion of the principal amount thereof, or reduce the rate or amount or extend the time of payment of interest or fees thereon (including, without limitation, the Facility Letter of Credit Fee).

    (ii)  Reduce the percentage specified in the definition of Required Lenders.

    (iii) Extend the Facility Termination Date, or reduce the amount or extend the payment date for, the mandatory payments required under Section
                                                                      -------
          2.3.4 or Section 2.7.2, or increase or decrease the amount of the
          -----    -------------
          Commitment (including, without limitation, any Swing Line
          Commitment) of any Lender hereunder (except for a ratable decrease in the Commitments of all Lenders), or permit the Borrower to assign its rights under this Agreement.

    (iv)  Amend this Section 9.2.
                     -----------

    (v) Release any Guarantor from the Guaranty or otherwise amend the obligations of any Provider under the Guaranty at a time when the Guaranty is not deemed released in accordance with Article XVII.
                                                             ------------

No amendment of any provision of this Agreement relating to the Agent shall be effective without the written consent of the Agent. The Agent may waive payment of the fee required under Section 13.3.2 without obtaining the consent of any
                          --------------
other party to this Agreement.

     IX.3.  Preservation of Rights.  No delay or omission of the Lenders or the
            ----------------------
Agent to exercise any right under the Loan Documents shall impair such right or be construed to be a waiver of any Default or an acquiescence therein, and the making of a Loan or the issuance of a Facility Letter of Credit notwithstanding the existence of a Default or the inability of the Borrower to satisfy the conditions precedent to such Loan or Facility Letter of Credit shall not constitute any waiver or acquiescence. Any single or partial exercise of any such right shall not preclude other or further exercise thereof or the exercise of any other right, and no waiver, amendment or other variation of the terms, conditions or provisions of the Loan Documents whatsoever shall be valid unless in writing signed by the Lenders required pursuant to Section 9.2, and then only
                                                      -----------
to the extent in such writing specifically set forth. All remedies contained in the Loan Documents or by law afforded shall be cumulative and all shall be available to the Agent and the Lenders until the Obligations have been paid in full.


                                   ARTICLE X

                               GENERAL PROVISIONS
                               ------------------


          X.1.  Survival of Representations.  All representations and warranties
                ---------------------------
of the Borrower contained in this Agreement shall survive delivery of the Notes and the making of the Loans and the issuance of the Facility Letters of Credit herein contemplated.

          X.2.  Governmental Regulation.  Anything contained in this Agreement
                -----------------------
to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any limitation or prohibition provided by any applicable statute or regulation.

          X.3.  Taxes.  Any taxes (excluding federal income taxes on the overall
                -----
net income of any Lender) or other similar assessments or charges made by any governmental or revenue authority in respect of the Loan Documents shall be paid by the Borrower, together with interest and penalties, if any.

          X.4.  Headings.  Section headings and tables of contents in the Loan
                --------
Documents are for convenience of reference only, and shall not govern the interpretation of any of the provisions of the Loan Documents.

          X.5.  Entire Agreement.  The Loan Documents embody the entire
                ----------------
agreement and understanding among the Borrower, the Agent and the Lenders and supersede all prior agreements and understandings among the Borrower, the Agent and the Lenders relating to the subject matter thereof (other than the fee letter agreements described in Section 11.13).
                               -------------

          X.6.  Several Obligations; Benefits of this Agreement.  The respective
                -----------------------------------------------
obligations of the

Lenders hereunder are several and not joint and no Lender shall be the partner or agent of any other (except to the extent to which the Agent is authorized to act as such). The failure of any Lender to perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. This Agreement shall not be construed so as to confer any right or benefit upon any Person other than the parties to this Agreement and their respective permitted successors and assigns and any indemnitees pursuant to
Section 10.7 to the extent provided in such Section.
------------

          X.7.  Expenses; Indemnification.  The Borrower shall reimburse each of
                -------------------------
the Agent and the Documentation Agent for any reasonable costs, internal charges and out-of-pocket expenses (including, without limitation, reasonable attorneys' fees and time charges of attorneys for the Agent and the Documentation Agent, which attorneys may be employees of the Agent or the Documentation Agent) paid or incurred by the Agent or the Documentation Agent in connection with the preparation, negotiation, execution, delivery, review, amendment, modification, and administration of the Loan Documents. The Borrower also agrees to reimburse the Agent and the Lenders for any costs, internal charges and out-of-pocket expenses (including, without limitation, attorneys' fees and time charges of attorneys for the Agent and the Lenders, which attorneys may be employees of the Agent or the Lenders) paid or incurred by the Agent or any Lender in connection with the collection and enforcement of (including, without limitation, endeavoring to enforce) the Loan Documents. The Borrower further agrees to indemnify the Agent and each Lender, its directors, officers and employees against all losses, claims, damages, penalties, judgments, liabilities and expenses (including, without limitation, all expenses of litigation or preparation therefor whether or not the Agent or any Lender is a party thereto) which any of them may pay or incur arising out of or relating to this Agreement, the other Loan Documents, the transactions contemplated hereby or the direct or indirect application or proposed application of the proceeds of any Loan hereunder except to the extent that they are determined by a court of competent jurisdiction in a final and non-appealable order to have resulted from the gross
negligence or willful misconduct of the party seeking indemnification.   The
obligations of the Borrower under this Section shall survive the termination of this Agreement.

          X.8.  Numbers of Documents.  All statements, notices, closing
                --------------------
documents, and requests hereunder shall be furnished to the Agent with sufficient copies so that the Agent may furnish one to each of the Lenders.

          X.9.  Accounting.  All accounting terms not specifically defined
                ----------
herein shall be construed in accordance with GAAP. Except as otherwise provided herein, if any changes in accounting principles from those used in the preparation of the most recent financial statements referred to in Section 6.4
                                                                   -----------
are hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board of the American Institute of Certified Public Accountants (or successors thereto or agencies with similar functions) and are adopted by the Borrower with the agreement of its independent certified public accountants and such changes result in a change in the method of calculation of any of the financial covenants, standards or terms found in Section 7.20 or in the related definitions of terms used therein,
               ------------
the parties hereto agree to enter into good faith negotiations in order to amend such provisions so as to reflect equitably such changes with the desired result that the criteria for evaluating the Borrower's financial condition shall be the same after such changes as if such changes had not been made, provided that no
                                                              --------
change in GAAP that would affect the method of calculation of any of the financial covenants, standards or terms shall be given effect in such calculations until such provisions are amended, in a manner satisfactory to the Borrower, the Agent and the Required Lenders, so as to reflect such change in accounting principles.

          X.10.  Severability of Provisions.  Any provision in any Loan Document
                 --------------------------
that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of all Loan Documents are declared to be severable.

          X.11.  Nonliability of Lenders.  The relationship between the Borrower
                 -----------------------
and the Lenders and the Agent shall be solely that of borrower and lender. Neither the Agent nor any Lender shall have any fiduciary responsibilities to the Borrower. Neither the Agent nor any Lender undertakes any responsibility to the Borrower to review or inform the Borrower of any matter in connection with any phase of the Borrower's business or operations. The Borrower agrees that neither the Agent nor any Lender shall have liability to the Borrower (whether sounding in tort, contract or otherwise) for losses suffered by the Borrower in connection with, arising out of, or in any way related to, the transactions contemplated and the relationship established by the Loan Documents, or any act, omission or event occurring in connection therewith, unless it is determined by a court of competent jurisdiction in a final and non-appealable order that such losses resulted from the gross negligence or willful misconduct of the party from which recovery is sought. Neither the Agent nor any Lender shall have any liability with respect to, and the Borrower hereby waives, releases and agrees not to sue for, any special, indirect or consequential damages suffered by the Borrower in connection with, arising out of, or in any way related to the Loan Documents or the transactions contemplated thereby.

          X.12.  Nonreliance.  Each Lender hereby represents that it is not
                 -----------
relying on or looking to any margin stock (as defined in Regulation U of the Board of Governors of the Federal Reserve System) for the repayment of the Loans provided for herein.


                                   ARTICLE XI

                                   THE AGENT
                                   ---------


          XI.1.  Appointment; Nature of Relationship.  The First National Bank
                 -----------------------------------
of Chicago is hereby appointed by the Lenders as the Agent hereunder and under each other Loan Document, and each of the Lenders irrevocably authorizes the Agent to act as the contractual representative of such Lender with the rights and duties expressly set forth herein and in the other Loan Documents. The Agent agrees to act as such contractual representative upon the express conditions contained in this Article XI. In its capacity as the Lenders'
                             ----------
contractual representative, the Agent (i) does not hereby assume any fiduciary duties to any of the Lenders, (ii) is a "representative" of the Lenders within the meaning of Section 9-105 of the Uniform Commercial Code and (iii) is acting as an independent contractor, the rights and duties of which are limited to those expressly set forth in this Agreement and the other Loan Documents. Notwithstanding the use of the defined term "Agent" or any provision to the contrary contained elsewhere in this Agreement or in any other Loan Document, it is expressly understood and agreed that the Agent is merely acting as the representative of the Lenders and the Agent shall not have any duties or responsibilities, except those expressly set forth herein, nor shall the Agent have or be deemed to have any fiduciary relationship with any Lender, and no implied covenants, functions, responsibilities, duties, obligations or liabilities shall be read into this Agreement or any other Loan Document or otherwise exist against the Agent .

          XI.2.  Powers.  The Agent shall have and may exercise such powers
                 ------
under the Loan Documents as are specifically delegated to the Agent by the terms of each thereof, together with such powers as are reasonably incidental thereto. The Agent shall have no implied duties to the Lenders, or any obligation to the Lenders to take any action thereunder except any action specifically provided by the Loan Documents to be taken by the Agent.

          XI.3.  General Immunity.  Neither the Agent nor any of its directors,
                 ----------------
officers, agents or employees shall be liable to the Borrower, the Lenders or any Lender for any action taken or omitted to be taken by it or them hereunder or under any other Loan Document or in connection herewith or therewith except for its or their own gross negligence or willful misconduct.

          XI.4.  No Responsibility for Loans, Recitals, etc.  Neither the Agent
                 -------------------------------------------
nor any of its directors, officers, agents or employees shall be responsible for or have any duty to ascertain, inquire into, or verify (i) any statement, warranty or representation made in connection with any Loan Document or any borrowing hereunder; (ii) the performance or observance of any of the covenants or agreements of any obligor under any Loan Document, including, without limitation, any agreement by an obligor to furnish information directly to each Lender; (iii) the satisfaction of any condition specified in Article V, except
                                                             ---------
receipt of items required to be delivered to the Agent; (iv) the validity, enforceability, effectiveness, sufficiency or genuineness of any Loan Document or any other instrument or writing furnished in connection therewith; or (v) the value, sufficiency, creation, perfection or priority of any interest in any collateral security. The Agent shall have no duty to disclose to the Lenders information that is not required to be furnished by the Borrower to the Agent at such time, but is voluntarily furnished by the Borrower to the Agent (either in its capacity as Agent or in its individual capacity).

          XI.5.  Action on Instructions of Lenders.  The Agent shall in all
                 ---------------------------------
cases be fully protected in acting, or in refraining from acting, hereunder and under any other Loan Document in accordance with written instructions signed by the Required Lenders (or all the Lenders, to the extent unanimity is expressly required herein or in such Loan Document), and such instructions and any action taken or failure to act pursuant thereto shall be binding on all of the Lenders
and on all holders of Notes.    The Lenders hereby acknowledge that the Agent
shall be under no duty to take any discretionary action permitted to be taken by it pursuant to the provisions of this Agreement or any other Loan Document unless it shall be requested in writing to do so by the Required Lenders (or all the Lenders, to the extent unanimity is expressly required herein or in such Loan Document). The Agent shall be fully justified in failing or refusing to take any action hereunder and under any other Loan Document unless it shall first be indemnified to its satisfaction by the Lenders pro rata against any and all liability, cost and expense that it may incur by reason of taking or continuing to take any such action.

          XI.6.  Employment of Agents and Counsel.  The Agent may execute any of
                 --------------------------------
its duties as Agent hereunder and under any other Loan Document by or through employees, agents, and attorneys-in-fact and shall not be answerable to the Lenders, except as to money or securities received by it or its authorized agents, for the default or misconduct of any such agents or attorneys-in-fact selected by it with reasonable care. The Agent shall be entitled to advice of counsel concerning all matters pertaining to the agency hereby created and its duties hereunder and under any other Loan Document.

          XI.7.  Reliance on Documents; Counsel.  The Agent shall be entitled to
                 ------------------------------
rely upon any Note, notice, consent, certificate, affidavit, letter, telegram, statement, paper or document believed by it (which belief is held in the absence of gross negligence or willful misconduct) to be genuine and correct and to have been signed or sent by the proper person or persons, and, in respect to legal matters, upon the opinion of counsel selected by the Agent, which counsel may be employees of the Agent.

          XI.8.  Agent's Reimbursement and Indemnification.  The Lenders agree
                 -----------------------------------------
to reimburse and indemnify the Agent ratably in proportion to their respective Commitments (or, if the Commitments have been terminated, in proportion to their Commitments immediately prior to such termination) (i) for any amounts not reimbursed by the Borrower for which the Agent is entitled to reimbursement by the Borrower under the Loan Documents, (ii) for any other expenses incurred by the Agent on behalf of the Lenders, in connection with the preparation, execution, delivery, administration and enforcement of the Loan Documents and
(iii) for any liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind and nature whatsoever which may be imposed on, incurred by or asserted against the Agent in any way relating to or arising out of the Loan Documents or any other document delivered in connection therewith or the transactions contemplated thereby, or the enforcement of any of the terms thereof or of any such other documents, provided that no Lender shall be liable for any of the foregoing to the extent they arise from the gross negligence or willful misconduct of the Agent. The obligations of the Lenders under this Section 11.8 shall survive payment of the
                                      ------------
Obligations and termination of this Agreement.

          XI.9.  Notice of Default.  The Agent shall not be deemed to have
                 -----------------
knowledge or notice of the occurrence of any Default or Unmatured Default hereunder unless the Agent has received written notice from a Lender or the Borrower referring to this Agreement describing such Default or Unmatured Default and stating that such notice is a "notice of default". In the event that the Agent receives such a notice, the Agent shall give prompt notice thereof to the Lenders.

          XI.10.  Rights as a Lender.  In the event the Agent is a Lender, the
                  ------------------
Agent shall have the same rights and powers hereunder and under any other Loan Document as any Lender and may exercise the same as though it were not the Agent, and the term "Lender" or "Lenders" shall, at any time when the Agent is a Lender, unless the context otherwise indicates, include the Agent in its individual capacity. The Agent may accept deposits from, lend money to, and generally engage in any kind of trust, debt, equity or other transaction, in addition to those contemplated by this Agreement or any other Loan Document, with the Borrower or any of its Subsidiaries in which the Borrower or such Subsidiary is not restricted hereby from engaging with any other Person. The Agent, in its individual capacity, is not obligated to remain a Lender.

          XI.11.  Lender Credit Decision.  Each Lender acknowledges that it has,
                  ----------------------
independently and without reliance upon the Agent or any other Lender and based on the financial statements prepared by the Borrower and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement and the other Loan Documents. Each Lender also acknowledges that it will, independently and without reliance upon the Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and the other Loan Documents.

          XI.12.  Successor Agent.  The Agent may resign at any time by giving
                  ---------------
written notice thereof to the Lenders and the Borrower, such resignation to be effective upon the appointment of a successor Agent or, if no successor Agent has been appointed, forty-five days after the retiring Agent gives notice of its intention to resign. The Agent may be removed at any time by written notice received by the Agent from the Required Lenders, such removal to be effective on the date specified by the Required Lenders. Upon any such resignation or removal, the Required Lenders shall have the right to appoint, on behalf of the Borrower and the Lenders, a successor Agent. If no successor Agent shall have been so appointed by the Required Lenders within thirty days after the resigning or removed Agent's giving notice of its intention to resign, then the resigning or removed Agent may appoint, on behalf of the Borrower and the Lenders, a successor Agent. If the Agent has resigned or been removed and no successor Agent has been appointed, the Lenders may perform all the duties of the Agent hereunder and the Borrower shall make all payments in respect of the Obligations to the applicable Lender and for all other purposes shall deal directly with the Lenders. No successor Agent shall be deemed to be appointed hereunder until such successor Agent has accepted the appointment. Any such successor Agent shall be a commercial bank having capital and retained earnings of at least $50,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the resigning or removed Agent. Upon the effectiveness of the resignation or removal of the Agent, the resigning or removed Agent shall be discharged from its duties and obligations hereunder and under the Loan Documents. After the effectiveness of the resignation or removal of an Agent, the provisions of this Article XI shall
                                                               ----------
continue in effect for the benefit of such Agent in respect of any actions taken or omitted to be taken by it while it was acting as the Agent hereunder and under the other Loan Documents.

          XI.13.  Agent's Fee; Documentation Agent's Fee.  The Borrower agrees
                  --------------------------------------
to pay to the Agent and to First Chicago Capital Markets, Inc., for their own respective accounts, the fees agreed to by the Borrower pursuant to those certain fee letter agreements dated May 2, 1997 and June 20, 1997, among the Borrower, First Chicago, individually and as Agent, and First Chicago Capital Markets, Inc. or as otherwise agreed from time to time. The Borrower agrees to pay to the Documentation Agent, for its own account, such fees as have been agreed to by the Borrower and the Documentation Agent.

          XI.14.  Duties and Rights of Documentation Agent.  The Documentation
                  ----------------------------------------
Agent shall have no duties under this Agreement or the other Loan Documents, and shall have no rights, in its capacity as Documentation Agent hereunder except as expressly set forth herein or therein.


                                  ARTICLE XII

                            SETOFF; RATABLE PAYMENTS
                            ------------------------


          XII.1.  Setoff.  In addition to, and without limitation of, any rights
                  ------
of the Lenders under applicable law, if the Borrower becomes insolvent, however evidenced, or any Default or Unmatured

Default occurs, any and all deposits (including, without limitation, all account balances, whether provisional or final and whether or not collected or available) and any other Indebtedness at any time held or owing by any Lender to or for the credit or account of the Borrower may be offset and applied toward the payment of the Obligations owing to such Lender, whether or not the Obligations, or any part hereof, shall then be due.

          XII.2.  Ratable Payments.  If any Lender, whether by setoff or
                  ----------------
otherwise, has payment made to it upon its Committed Loans, other than its Swing Line Loans (other than payments received pursuant to Section 3.1, 3.2 or 3.4 and
                                                     -----------  ---    ---
other than payments received by a Swing Line Lender pursuant to Section
                                                                -------
2.3.1(b)), in a greater proportion than that received by any other Lender, such Lender agrees to notify the Agent thereof and, promptly upon demand, to purchase a portion of the Committed Loans held by the other Lenders so that after such purchase each Lender will hold its ratable proportion of Committed Loans, other than Swing Line Loans, (as determined after giving effect to any reductions of Committed Loans pursuant to Section 2.3.1(b)). If any Swing Line Lender,
                            ----------------
whether by setoff or otherwise, has payment made to it upon its Swing Line Loans (other than payments received pursuant to Section 3.1 or 3.2) in a greater
                                          -----------    ---
proportion than that received by any other Swing Line Lender, such Swing Line Lender agrees to notify the Agent thereof and, promptly upon demand, to purchase a portion of the Swing Line Loans held by the other Swing Line Lenders so that after such purchase each Swing Line Lender will hold its ratable proportion of Swing Line Loans. If any Lender, whether in connection with setoff or amounts which might be subject to setoff or otherwise, receives collateral or other protection for its Obligations or such amounts which may be subject to setoff, such Lender agrees to notify the Agent thereof and, promptly upon demand, to take such action necessary such that all Lenders share in the benefits of such collateral ratably in proportion to their Loans. In case any such payment is disturbed by legal process, or otherwise, appropriate further adjustments shall be made.

          If an amount to be setoff is to be applied to Indebtedness of the Borrower to a Lender, other than Indebtedness evidenced by any of the Notes held by such Lender, such amount shall be applied ratably to such other Indebtedness and to the Indebtedness evidenced by such Notes.


                                  ARTICLE XIII

               BENEFIT OF AGREEMENT; ASSIGNMENTS; PARTICIPATIONS
               -------------------------------------------------


          XIII.1.  Successors and Assigns.  The terms and provisions of the Loan
                   ----------------------
Documents shall be binding upon and inure to the benefit of the Borrower, the Agent and the Lenders and their respective successors and assigns, except that
(i) the Borrower shall not have the right to assign its rights or obligations under the Loan Documents and (ii) any assignment by any Lender must be made in compliance with Section 13.3. Notwithstanding clause (ii) of this Section, any
                ------------                   -----------
Lender may at any time, without the consent of the Borrower or the Agent, assign all or any portion of its rights under this Agreement and its Notes to a Federal Reserve Bank; provided, however, that no such assignment to a Federal Reserve
              --------  -------
Bank shall release the transferor Lender from its obligations hereunder. The Agent may treat the payee of any Note as the owner thereof for all purposes hereof unless and until such payee complies with Section 13.3 in the case of an
                                                 ------------
assignment thereof or, in the case of any other transfer, a written notice of the transfer is filed with the Agent. Any assignee or transferee of a Note agrees by acceptance thereof to be bound by all the terms and provisions of the Loan Documents. Any request, authority or consent of any Person, who at the time of making such request or giving such authority or consent is the holder of any Note, shall be conclusive and binding on any subsequent holder, transferee or assignee of such Note or of any Note or Notes issued in exchange therefor.

          XIII.2.  Participations.
                   --------------

          XIII.2.1.  Permitted Participants; Effect.  Any Lender may, in the
                     ------------------------------
     ordinary course of its business and in accordance with applicable law, at any time sell to one or more banks or other entities ("Participants")
                                                            ------------
     participating interests in any Loan owing to such Lender, any Note held by such Lender, any Lender=s Percentage of Facility Letters of Credit, any Lender=s Percentage of Swing Line Loans, any Commitment of such Lender or any other interest of such Lender under the Loan Documents. In the event of any such sale by a Lender of participating interests to a Participant, such Lender's obligations under the Loan Documents shall remain unchanged, such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations, such Lender shall remain the holder of any such Note for all purposes under the Loan Documents, all amounts payable by the Borrower under this Agreement shall be determined as if such Lender had not sold such participating interests, and the Borrower and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under the Loan Documents.

          XIII.2.2.  Voting Rights.  Each Lender shall retain the sole right to
                     -------------
     approve, without the consent of any Participant (and no Lender shall permit a Participant to have the right to approve), any amendment, modification or waiver of any provision of the Loan Documents other than any amendment, modification or waiver with respect to any Loan, Facility Letter of Credit or Commitment in which such Participant has an interest which forgives principal, interest or fees or reduces the interest rate or fees payable with respect to any such Loan, Facility Letter of Credit or Commitment, postpones the final maturity date of any such Loan or any date fixed for any regularly scheduled payment of interest or fees on any such Loan, Facility Letter of Credit or Commitment, or releases any Guarantor at a time when the Guaranty is not deemed released in accordance with Article
                                                                      -------
     XVII.
     ----

          XIII.2.3.  Benefit of Setoff.  The Borrower agrees that each
                     -----------------
     Participant shall be deemed to have the right of setoff provided in Section
                                                                         -------
     12.1 in respect of its participating interest in amounts owing under the
     ----
     Loan Documents to the same extent as if the amount of its participating interest were owing directly to it as a Lender under the Loan Documents, provided that each Lender shall retain the right of setoff provided in

     Section 12.1 with respect to the amount of participating interests sold to
     ------------
     each Participant. The Lenders agree to share with each Participant, and each Participant, by exercising the right of setoff provided in Section
                                                                     -------
     12.1, agrees to share with each Lender, any amount received pursuant to the
     ----
     exercise of its right of setoff, such amounts to be shared in accordance with Section 12.2 as if each Participant were a Lender.
          ------------

     XIII.3.  Assignments.
              -----------

          XIII.3.1.  Permitted Assignments.  Any Lender may, in the ordinary
                     ---------------------
     course of its
     business and in accordance with applicable law, at any time assign to one or more banks or other entities ("Purchasers") all or any part of its
                                       ----------
     rights and obligations under the Loan Documents. Such assignment shall be substantially in the form of Exhibit G hereto or in such other form as may
                                  ---------
     be agreed to by the parties thereto. The consent of the Agent and the Borrower (which consent shall not be unreasonably withheld or delayed) shall be required prior to an assignment becoming effective with respect to a Purchaser which is not a Lender or an Affiliate thereof; provided,
                                                                --------
     however, that if a Default has occurred and is continuing, the consent of
     -------
     the Borrower shall not be required. Unless otherwise agreed by the Borrower and the Agent, (i) each such assignment shall be in an amount not less than $10,000,000 (or, if less, the remaining amount of the assigning Lender's Commitment (calculated as at the date of such assignment)), and (ii) after giving effect to any such assignment of less than the remaining amount of the assigning Lender=s Commitment, the assigning Lender shall retain a Commitment of at least $10,000,000. Any assignment by a Swing Line Lender of its Commitment shall include a pro rata share of its Swing Line Commitment.


          XIII.3.2.  Effect; Effective Date.  Upon (i) delivery to the Agent of
                     ----------------------
     a notice of assignment, substantially in the form attached as Exhibit I to
                                                                   ---------
     Exhibit G hereto (a "Notice of Assignment"), together with any consents
     ---------            --------------------
     required by Section 13.3.1, and (ii) payment of a $3,000 fee to the Agent
                 --------------
     for processing such assignment, such assignment shall become effective on the effective date specified in such Notice of Assignment. The Notice of Assignment shall contain a representation by the Purchaser to the effect that none of the consideration used to make the purchase of the Commitment, Facility Letters of Credit and Loans under the applicable assignment agreement are "plan assets" as defined under ERISA and that the rights and interests of the Purchaser in and under the Loan Documents will not be "plan assets" under ERISA. On and after the effective date of such assignment, such Purchaser shall for all purposes be a Lender (and, if applicable, a Swing Line Lender) party to this Agreement and any other Loan Document executed by the Lenders and shall have all the rights and obligations of a Lender (and if applicable, a Swing Line Lender) under the Loan Documents, to the same extent as if it were an original party hereto, and no further consent or action by the Borrower, the Lenders or the Agent shall be required to release the transferor Lender with respect to the percentage of the Aggregate Commitment and/or the Aggregate Swing Line Commitment, the Facility Letters of Credit and Committed Loans and/or Swing Line Loans assigned to such Purchaser. Upon the consummation of any assignment to a Purchaser pursuant to this Section 13.3.2, the transferor
                                                --------------
     Lender, the Agent and the Borrower shall make appropriate arrangements so that replacement Notes are issued to such transferor Lender and new Notes or, as appropriate, replacement Notes, are issued to such Purchaser, in each case in principal amounts reflecting their Commitments (and, if applicable, their respective Swing Line Commitments), as adjusted pursuant to such assignment.

     XIII.4.  Dissemination of Information.  The Borrower authorizes each Lender
              ----------------------------
to disclose to any Participant or Purchaser or any other Person acquiring an interest in the Loan Documents by operation of law (each a "Transferee") and any
                                                            ----------
prospective Transferee any and all information in such Lender's possession concerning the creditworthiness of the Borrower and its Subsidiaries.

     XIII.5.  Tax Treatment.  If any interest in any Loan Document is
              -------------
transferred to any Transferee which is organized under the laws of any jurisdiction other than the United States or any State thereof, the transferor Lender shall cause such Transferee, concurrently with the effectiveness of such transfer, to comply with the provisions of Section 5.3.
                                                                 -----------


                                  ARTICLE XIV

                                    NOTICES
                                    -------


          XIV.1.  Notices.  Except as otherwise permitted by Section 2.11 with
                  -------                                    ------------
respect to borrowing notices, all notices, requests and other communications to any party hereunder shall be in writing (including, without limitation, bank wire, facsimile transmission or similar writing) and shall be given to such party: (x) in the case of the Borrower or the Agent, at its address or facsimile number set forth on the signature pages hereof, (y) in the case of any Lender, at its address or facsimile number set forth below its signature hereto or (z) in the case of any party, such other address or facsimile number as such party may hereafter specify for the purpose by notice to the Agent and the Borrower. Each such notice, request or other communication shall be effective (i) if given by facsimile transmission, when transmitted to the facsimile number specified in this Section and confirmation of receipt is received, (ii) if given by mail, 72 hours after such communication is deposited in the mails with first class postage prepaid, addressed as aforesaid or (iii) if given by any other means, when delivered at the address specified in this Section; provided that notices
                                                         --------
to the Agent under Article II shall not be effective until received.
                   ----------

          XIV.2.  Change of Address.  The Borrower, the Agent and any Lender may
                  -----------------
each change the address for service of notice upon it by a notice in writing to the other parties hereto.


                                   ARTICLE XV

                                  COUNTERPARTS
                                  ------------


          This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Agreement by signing any such counterpart. This Agreement shall be effective when it has been executed by the Borrower, the Agent and the Lenders and each party has notified the Agent by facsimile transmission or telephone, that it has taken such action.


                                  ARTICLE XVI

          CHOICE OF LAW, CONSENT TO JURISDICTION, WAIVER OF JURY TRIAL
          ------------------------------------------------------------


          XVI.1.  CHOICE OF LAW.  THE LOAN DOCUMENTS SHALL BE CONSTRUED IN
                  -------------
ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE

STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL
BANKS.

          XVI.2.  CONSENT TO JURISDICTION.  THE BORROWER HEREBY IRREVOCABLY
                  -----------------------
SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND THE BORROWER HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST THE BORROWER IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY THE BORROWER AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

          XVI.3.  WAIVER OF JURY TRIAL.  THE BORROWER, THE AGENT AND EACH LENDER
                  --------------------
HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.


                                  ARTICLE XVII

                              RELEASE OF GUARANTY
                              -------------------


          The Guaranty shall be deemed released at any time when all Guaranty Release Conditions are then satisfied; provided, however, that if at any time
                                       --------  -------
following a release of the Guaranty in accordance with this Article XVII the
                                                            ------------
condition specified in clause (i) or clause (ii) of the Guaranty Release Conditions is no longer satisfied, then the Guaranty shall be reinstated automatically, without any further action hereunder or thereunder, at such time and all times thereafter until the Guaranty shall terminate in accordance with its terms or subsequently be deemed released in accordance with this Article XVII.


                                 ARTICLE XVIII

                    TERMINATION OF EXISTING CREDIT AGREEMENT

          The Borrower and each Lender which is a party to the Existing Credit Agreement hereby agrees that, upon payment in full on the date hereof of all obligations outstanding under the Existing

Credit Agreement, as set forth in the separate payoff letter delivered by The First National Bank of Chicago, as agent under the Existing Credit Agreement, to the Borrower, (i) the "Aggregate Commitment" (as defined in the Existing Credit Agreement), shall be permanently reduced to zero and (ii) the Existing Credit Agreement and all "Loan Documents" (as defined in the Existing Credit Agreement) executed pursuant to the Existing Credit Agreement shall be automatically terminated, subject to the survival of any provisions which by their terms survive termination of the Existing Credit Agreement. Each of the Lenders party to the Existing Credit Agreement hereby waives the five Business Day written notice requirement in Section 2.5(b) of the Existing Credit Agreement with respect to the reduction of the "Aggregate Commitment" (as defined in the Existing Credit Agreement) on the date hereof.

          IN WITNESS WHEREOF, the Borrower, the Lenders and the Agent have executed this Agreement as of the date first above written.

                              THE MONEY STORE INC.


                              By:____________________________________

                              Print Name:____________________________

                              Title:_________________________________

                                      2840 Morris Avenue
                                      Union, New Jersey 07083

                               Attention: Chief Financial Officer

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                    THE FIRST NATIONAL BANK OF CHICAGO,
     $47,500,000  $(25,000,000)     Individually and as Administrative Agent


                                    By:____________________________________

                                    Print Name:____________________________

                                    Title:_________________________________

                                      One First National Plaza
                                      Mall Suite 0084
                                      Chicago, Illinois 60670-0084

                                    Attention: Todd E. Ritz

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      FIRST UNION NATIONAL BANK,
     $47,500,000 $(25,000,000)        Individually and as Documentation Agent


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        One First Union Center, DC-6
                                        Charlotte, North Carolina 28288-0166

                                      Attention:  Steven Hall

                                   Co-Agents
                                   ---------


     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      THE BANK OF NEW YORK
     $40,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        One Wall Street
                                        17th Floor
                                        Mortgage Banking Division
                                        New York, NY 10286

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      THE BANK OF NOVA SCOTIA
     $40,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        One Liberty Plaza
                                        New York, NY 10006

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                     THE CHASE MANHATTAN BANK
     $40,000,000  $0


                                     By:____________________________________

                                     Print Name:____________________________

                                     Title:_________________________________

                                         Four Campus Drive, 2nd Floor
                                         Parsippany, NJ 07054

                                     Attention:  Ernestine Heindel
                                                  (administrative)
                                                 Frank Angelico (competitive
                                                                  bid requests)

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      CREDIT LYONNAIS NEW YORK BRANCH
     $40,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        1301 Avenue of the Americas
                                        12th Floor
                                        New York, NY 10019

                                      Attention:  Lucy Mercado

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      GUARANTY FEDERAL BANK, F.S.B.,
     $40,000,000  $0                  a federal savings bank


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        8333 Douglas Avenue
                                        Dallas, TX 75225

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      NATIONSBANK OF TEXAS, N.A.
     $40,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        901 Main Street, 60th Floor
                                        Dallas, TX 75202

                                      Attention:  Patricia Cascante

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      WESTDEUTSCHE LANDESBANK GIROZENTRALE,
     $40,000,000  $0                  NEW YORK BRANCH


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        1211 Avenue of the Americas
                                        23rd Floor
                                        New York, NY 10036

                                      Attention:____________________________

                                 Other Lenders
                                 -------------


     Commitment  (Swing Line, if any)
     ----------   -------------------
                                      BANCO POPULAR DE PUERTO RICO
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        Seven West 51st Street, 5th Floor
                                        New York, NY 10019

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      CIBC INC.
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        425 Lexington Avenue, 8th Floor
                                        New York, NY 10017

                                      Attention:  Jose Antonio Torres

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      COMERICA BANK
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        One Detroit Center
                                        500 Woodward Avenue, MC-3280
                                        Detroit, MI 48226

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      FIRST BANK NATIONAL ASSOCIATION
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        First Bank Place
                                        601 Second Avenue, South
                                        MPFP 0801
                                        Minneapolis, MN 55402-4302

                                      Attention:____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      SUMMIT BANK
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        750 Walnut Avenue, 3rd Floor
                                        Cranford, NJ 07016

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      UNION BANK OF CALIFORNIA, N.A.
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        350 California Street, 11th Floor
                                        San Francisco, CA 94104

                                      Attention:____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      WELLS FARGO BANK, N.A.
     $30,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        707 Wilshire Blvd., 16th Floor
                                        Los Angeles, CA 90017

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                       BANK HAPOALIM B.M.
     $25,000,000  $0


                                       By:____________________________________

                                       Print Name:____________________________

                                       Title:_________________________________


                                       By:____________________________________

                                       Print Name:____________________________

                                       Title:_________________________________

                                         250 Montgomery Street, Suite 700
                                         San Francisco, CA 94104

                                       Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      BANKERS TRUST COMPANY
     $25,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        130 Liberty Street
                                        New York, NY 10006

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                    BANQUE NATIONALE DE PARIS
     $25,000,000  $0


                                    By:____________________________________

                                    Print Name:____________________________

                                    Title:_________________________________

                                      499 Park Avenue
                                      New York, NY 10022

                                    Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      DG BANK DEUTSCHE GENOSSENSCHAFTSBANK
     $25,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        609 Fifth Avenue
                                        New York, NY 10017-1021

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      THE SANWA BANK, LIMITED,
                                       NEW YORK BRANCH
     $25,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________


                                        Park Avenue Plaza
                                        55 East 52nd Street
                                        New York, NY 10055

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      THE SUMITOMO BANK, LIMITED
     $25,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        100 Pine Street, Suite 3300
                                        San Francisco, CA 94111

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      UNITED STATES NATIONAL BANK OF OREGON
     $25,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________


                                        555 S.W. Oak Street, Suite 400\
                                        Portland, OR 97204

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      BANK ONE, N.A.
     $20,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        100 E. Broad Street
                                        Columbus, OH 43271-0209

                                      Attention:_____________________________

     Commitment  (Swing Line, if any)
     ----------   ------------------
                                      THE SUMITOMO BANK OF CALIFORNIA
     $20,000,000  $0


                                      By:____________________________________

                                      Print Name:____________________________

                                      Title:_________________________________

                                        320 California Street
                                        6th Floor, Commercial Banking Office
                                        San Francisco, CA 94104

                                      Attention:_____________________________



     $800,000,000  ($50,000,000)
      ===========    ==========

                                  EXHIBIT A-1
                                  -----------

                                 COMMITTED NOTE


$
 --------------------                                   ________________, _____


     The Money Store Inc., a New Jersey corporation (the "Borrower"), promises
                                                          --------
to pay to the order of __________________________________ (the "Lender") the
                                                                ------
lesser of the principal sum of __________________ Dollars or the aggregate unpaid principal amount of all Committed Loans (other than Swing Line Loans) made (or deemed made) by the Lender to the Borrower pursuant to Article II of
                                                                ----------
the Agreement (as hereinafter defined), in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Committed Loans in full on the Facility Termination Date.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Committed Loan and the date and amount of each principal payment hereunder, provided that its failure to do so shall not absolve the Borrower of its obligations hereunder or under any other Loan Document.

     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of June 30, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including, without
----------
limitation, the Lender, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including, without limitation, the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.

                                         THE MONEY STORE INC.


                                         By:______________________________
                                         Print Name:______________________
                                         Title:___________________________

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                    COMMITTED NOTE OF THE MONEY STORE INC.,
                          DATED _______________, ____



              Principal      Maturity    Principal
              Amount of     of Interest  Amount     Unpaid
  Date      Committed Loan    Period     Paid       Balance
----------  --------------  -----------  ---------  -------

                                  EXHIBIT A-2
                                  -----------

                                SWING LINE NOTE


$
 ----------------                                --------------, ----

     The Money Store Inc., a New Jersey corporation (the "Borrower"), promises
                                                          --------
to pay to the order of __________________________________ (the "Lender") the
                                                                ------
lesser of the principal sum of __________________ Dollars or the aggregate unpaid principal amount of all Swing Line Loans made by the Lender to the Borrower pursuant to Article II of the Agreement (as hereinafter defined), in
                     ----------
immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on the Swing Line Loans in full on the Facility Termination Date.

     The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Swing Line Loan and the date and amount of each principal payment hereunder, provided that its failure to do so shall not absolve the Borrower of its obligations hereunder or under any other Loan Document.

     This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of June 30, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including, without
----------
limitation, the Lender, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including, without limitation, the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

     THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                         THE MONEY STORE INC.


                                         By:______________________________
                                         Print Name:______________________
                                         Title:___________________________

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                      TO
                   SWING LINE NOTE OF THE MONEY STORE INC.,
                           DATED _____________, ____


                   Principal            Principal
                   Amount of             Amount         Unpaid
  Date          Swing Line Loan            Paid         Balance
  ----          ---------------         ----------      -------

                                  EXHIBIT A-3
                                  -----------

                              COMPETITIVE BID NOTE


                                                                      , ____


          The Money Store Inc., a New Jersey corporation (the "Borrower"),
                                                               --------
promises to pay to the order of __________________________________ (the
"Lender") the aggregate unpaid principal amount of all Competitive Bid Loans
 ------
made by the Lender to the Borrower pursuant to Section 2.4 of the Agreement (as
                                               -----------
hereinafter defined), in immediately available funds at the main office of The First National Bank of Chicago in Chicago, Illinois, as Agent, together with interest on the unpaid principal amount hereof at the rates and on the dates set forth in the Agreement. The Borrower shall pay the principal of and accrued and unpaid interest on each Competitive Bid Loan in full on the last day of the Interest Period applicable to such Competitive Bid Loan.

          The Lender shall, and is hereby authorized to, record on the schedule attached hereto, or to otherwise record in accordance with its usual practice, the date and amount of each Competitive Bid Loan and the date and amount of each principal payment hereunder, provided that its failure to do so shall not absolve the Borrower of its obligations hereunder or under any other Loan Document.

          This Note is one of the Notes issued pursuant to, and is entitled to the benefits of, the Credit Agreement dated as of June 30, 1997 (which, as it may be amended or modified and in effect from time to time, is herein called the "Agreement"), among the Borrower, the lenders party thereto, including, without
 ---------
limitation, the Lender, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent, to which Agreement reference is hereby made for a statement of the terms and conditions governing this Note, including, without limitation, the terms and conditions under which this Note may be prepaid or its maturity date accelerated. This Note is guaranteed pursuant to the Guaranty, as more specifically described in the Agreement, and reference is made thereto for a statement of the terms and provisions thereof. Capitalized terms used herein and not otherwise defined herein are used with the meanings attributed to them in the Agreement.

          THIS NOTE SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS (AND NOT THE LAW OF CONFLICTS) OF THE STATE OF ILLINOIS, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.


                                         THE MONEY STORE INC.


                                         By:______________________________
                                         Print Name:______________________
                                         Title:___________________________

                  SCHEDULE OF LOANS AND PAYMENTS OF PRINCIPAL
                                       TO
                 COMPETITIVE BID NOTE OF THE MONEY STORE INC.,
                           DATED _____________, ____


                  Principal             Principal
                  Amount of               Amount        Unpaid
  Date        Competitive Bid Loan         Paid         Balance
  ----        --------------------      ----------      -------

                                   EXHIBIT B
                                   ---------

                         COMPETITIVE BID QUOTE REQUEST
                                (Section 2.4.2)
                                 -------------
                                                     _____________________, ____

To:  The First National Bank of Chicago,
     as administrative agent (the "Agent")
                                   -----

From:  The Money Store Inc. (the "Borrower")
                                  --------

Re: Credit Agreement dated as of June 30, 1997 among the Borrower, the lenders from time to time party thereto, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent for such lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the

     "Agreement")
     ----------

1. Capitalized terms used herein have the meanings assigned to them in the Agreement.

2.   We hereby give notice pursuant to Section 2.4.2 of the Agreement that we
                                       -------------
     request Competitive Bid Quotes for the following proposed Competitive Bid Advance(s):

     Borrowing Date:  __________________, ______

          Principal Amount /1/           Interest Period /1/
          ----------------               ---------------


3. Such Competitive Bid Quotes should offer [a Competitive Bid Margin] [an Absolute Rate].

4. Upon acceptance by the undersigned of any or all of the Competitive Bid Advances offered by Lenders in response to this request, the undersigned shall be deemed to affirm as of the Borrowing Date thereof the representations and warranties made in Article VI of the Agreement and that
                                            ----------
     all conditions specified in Section 5.2 of the Agreement have been
                                 -----------
     satisfied.

                              THE MONEY STORE INC.

                                           By:


                                           Title:______________________________


-----------------------

/1/ Amount must be at least $10,000,000 and an integral multiple of $1,000,000.

/2/ One, two, three or six months (Eurodollar Auction) or at least 7 and up to 180 days (Absolute Rate Auction), subject to the provisions of the definitions of Eurodollar Interest Period and Absolute Rate Interest Period.

                                   EXHIBIT C
                                   ---------

                             COMPETITIVE BID QUOTE
                                (Section 2.4.4)
                                 -------------
                                                    _____________________, _____

To: The First National Bank of Chicago, as Agent

Re:  Competitive Bid Quote to The Money Store Inc. (the "Borrower")
                                                         --------

     In response to your invitation on behalf of the Borrower dated _________, ____, we hereby make the following Competitive Bid Quote pursuant to Section
                                                                     -------
2.4.4 of the Agreement hereinafter referred to and on the following terms:
-----

1.   Quoting Lender: _____________

2.   Person to contact at Quoting Lender: ____________

3.   Borrowing Date: _______________/1/

4. We hereby offer to make Competitive Bid Loan(s) in the following principal amounts, for the following Interest Periods and at the following rates:

     Principal   Interest         [Competitive        [Absolute   Minimum
     Amount /2/  Period /3/ Bid Margin /4/]  Rate /5/]     Amount /6/
     ------      ------     ----------       -----         ------



-----------------------
/1/  As specified in the related Invitation For Competitive Bid Quotes.

/2/ Principal amount bid for each Interest Period may not exceed the principal amount requested. Bids must be made for at least $2,000,000 and an integral multiple of $500,000.

/3/ One, two, three or six months or at least 7 and up to 180 days, as specified in the related Invitation For Competitive Bid Quotes.

/4/ Competitive Bid Margin over or under the Eurodollar Base Rate determined for the applicable Interest Period. Specify percentage (rounded to the nearest 1/100 of 1%) and specify whether "PLUS" or "MINUS".

/5/  Specify rate of interest per annum (rounded to the nearest 1/100 of 1%).

/6/ Specify minimum or maximum amount, if any, which the Borrower may accept (see Section 2.4.4(b)(iv)).
                  ------------

     We understand and agree that the offer(s) set forth above, subject to the satisfaction of the applicable conditions set forth in the Credit Agreement dated as of June 30, 1997 among the Borrower, the lenders from time to time party thereto, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent for such lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), irrevocably obligates us to make the Competitive Bid Loan(s)
     ---------
for which any offer(s) are accepted, in whole or in part. Capitalized terms used herein and not otherwise defined herein shall have their meanings as defined in the Agreement.

                                    Very truly yours,

                                    [NAME OF LENDER]


                                    By:____________________________________

                                    Title:_________________________________

                                   EXHIBIT D
                                   ---------

                     INVITATION FOR COMPETITIVE BID QUOTES
                                (Section 2.4.3)
                                 -------------

                                                    _____________________, _____

To: Each of the Lenders party to the Agreement referred to below

Re:  Invitation for Competitive Bid Quotes to
     The Money Store Inc.  (the "Borrower")
                                 --------


     Pursuant to Section 2.4.3 of the Credit Agreement dated as of June 30, 1997
                 -------------
among the Borrower, the lenders from time to time party thereto, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent for such lenders (as amended, supplemented or otherwise modified from time to time through the date hereof, the "Agreement"), we are
                                                         ---------
pleased on behalf of the Borrower to invite you to submit Competitive Bid Quotes to the Borrower for the following proposed Competitive Bid Advance(s):

     Borrowing Date:  __________________, ______

          Principal Amount               Interest Period
          ----------------               ---------------


     Such Competitive Bid Quotes should offer [a Competitive Bid Margin] [an Absolute Rate]. Your Competitive Bid Quote must comply with Section 2.4.4 of
                                                             -------------
the Agreement and the foregoing. Capitalized terms used herein have the meanings assigned to them in the Agreement.

     Please respond to this invitation by no later than [1:00 p.m.] [9:00 a.m.] (Chicago time) on ________________________, _____.


                              THE FIRST NATIONAL BANK OF CHICAGO,
                                as Agent

                              By:___________________________________________

                              Title:________________________________________

                                   EXHIBIT E
                                   ---------

                             FORM OF OPINION/*/
                                             -




                                                              June 30, 1997

The Agent and the Lenders who are parties to the Credit Agreement described below.

Gentlemen/Ladies:

          I am Corporate Counsel for The Money Store Inc. (the "Borrower") and
                                                                --------
each Subsidiary of the Borrower listed on Annex I hereto (collectively, the
                                          -------
"Guarantors"), and have represented the Borrower and the Guarantors in
-----------
connection with the execution and delivery by the Borrower of a Credit Agreement dated as of June 30, 1997 (the "Agreement") among the Borrower, the Lenders
                                ---------
named therein, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent, providing for Advances and Facility Letters of Credit in an aggregate principal amount not exceeding $800,000,000 at any one time outstanding, and the execution and delivery by each of the Guarantors of a Subsidiary Guaranty dated as of June 30, 1997 (the "Guaranty") guaranteeing the obligations of the Borrower under the Agreement.
---------
All capitalized terms used in this opinion and not otherwise defined herein shall have the meanings attributed to them in the Agreement.

          I have examined the Borrower's and each Guarantor's original or certified copies of its articles of incorporation, by-laws, resolutions, the Loan Documents and such other matters of fact and law which I deem necessary in order to render this opinion. In all such examinations made by me in connection with the opinions set forth below, I have assumed the genuineness of all signatures (other than those signatures of officers of the Borrower and the Guarantors appearing on the Credit Agreement, the Guaranty and the Notes, as the case may be), the completeness and authenticity of all records and all documents submitted to me as originals, and the conformity with the originals of all documents submitted to me as copies thereof. As to various matters of fact relevant to the opinions hereinafter expressed, I have relied upon the representations and warranties contained in the Credit Agreement and the Guaranty and statements and certificates of officers and representatives of the Borrower, the Guarantors and others.

          As to matters in paragraph 1 below, relating to the good standing, valid existence of the Borrower, and the Guarantors, I have relied solely upon good standing certificates of public officials in the appropriate jurisdictions, copies of which are attached hereto, and my opinion is expressed as of the date set forth on the related good standing certificate and not as of the date hereof. As to matters in paragraph 1 below relating to the requisite authority of the Borrower and the Guarantors to conduct their business in each jurisdiction in which their business is conducted, with your consent, I have not obtained any good standing or similar certificates of public officials in the appropriate jurisdictions, and my opinion is therefor given without independent verification.

----------
  /*/ This opinion will be divided between Stroock & Stroock & Lavan LLP and Eric Elwin. Also, scope of no conflicts opinion will include the opinion delivered in connection with the first amendment to the existing Credit Agreement.

          With respect to the opinion in Paragraphs 2(a) and 3 below, I have assumed the due authorization, execution and delivery of, and the validity and binding effect of, the Credit Agreement on the part of the parties thereto other than the Borrower.

          I express no opinion except as to the laws of the United States and of the State of New Jersey. In that regard, I call your attention to the fact that the Agreement, the Guaranty and the Note state they are governed by the law of the State of Illinois and I am not rendering an opinion under the laws of that State. My opinion is based on the assumption that the internal laws of the State of New Jersey and United States law would govern the provisions of such documents and the transactions contemplated thereby.

          The opinions in paragraphs 2(a) and 3 below are subject to the effect of bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to the understanding that I express no opinion as the application of equitable principles or remedies in any proceeding, whether at law or in equity. Based upon the foregoing, it is my opinion that:

          1. The Borrower and each Guarantor are corporations duly incorporated, validly existing and in good standing under the laws of their states of incorporation and have all requisite authority to conduct their business in each jurisdiction in which their business is conducted.

          2. The execution and delivery of the Loan Documents by each of the Borrower and the Guarantors parties thereto and the performance by the Borrower and the Guarantors of the Obligations have been duly authorized by all necessary corporate action and proceedings on the part of the Borrower and the Guarantors and will not:

          (a) require any consent of the Borrower's or any Guarantor's shareholders;

          (b) violate, conflict with or result in a default under any law, rule, regulation, order, writ, judgment, injunction, decree or award binding on the Borrower or any of its Subsidiaries or the Borrower's or any Subsidiary's articles of incorporation or by-laws or any indenture, instrument or agreement binding upon the Borrower or any of its Subsidiaries; or

          (c) result in, or require, the creation or imposition of any Lien pursuant to the provisions of any indenture, instrument or agreement binding upon the Borrower or any of its Subsidiaries.

     3. The Loan Documents have been duly executed and delivered by such of the Borrower and the Guarantors parties thereto and constitute legal, valid and binding obligations of such of the Borrower and the Guarantors parties thereto enforceable in accordance with their terms except to the extent the enforcement thereof may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors' rights generally and subject also to the availability of equitable remedies if equitable remedies are sought.

     4. There is no litigation or proceeding against the Borrower or any of its Subsidiaries which, if adversely determined, could have a Material Adverse Effect.

     5. No approval, authorization, consent, adjudication or order of any governmental authority, which has not been obtained by the Borrower or any of its Subsidiaries, is required to be obtained by the Borrower or any of its Subsidiaries in connection with the execution and delivery of the Loan Documents, the borrowings under the Agreement or in connection with the payment by the Borrower and the Guarantors of the Obligations.

     6. The Obligations constitute senior indebtedness which is entitled to the benefits of the subordination provisions of all outstanding Subordinated Indebtedness.

     This opinion may be relied upon by the Agent, the Lenders and their participants, assignees and other transferees.


                              Very truly yours,

                                   EXHIBIT F
                                   ---------


                             COMPLIANCE CERTIFICATE



To:  The Lenders which are parties to the
     Credit Agreement Described Below

     This Compliance Certificate is furnished pursuant to that certain Credit Agreement dated as of June 30, 1997 (as amended, modified, renewed or extended from time to time, the "Agreement") among The Money Store Inc. (the "Borrower"),
                        ---------                                    --------
the lenders party thereto, First Union National Bank, as Documentation Agent, and The First National Bank of Chicago, as Administrative Agent for the Lenders. Unless otherwise defined herein, capitalized terms used in this Compliance Certificate have the meanings ascribed thereto in the Agreement.

     THE UNDERSIGNED HEREBY CERTIFIES THAT:

     1.  I am the duly elected _____________________ of the Borrower;

     2. I have reviewed the terms of the Agreement and I have made, or have caused to be made under my supervision, a detailed review of the transactions and conditions of the Borrower and its Subsidiaries during the accounting period covered by the attached financial statements;

     3.  The examinations described in paragraph 2 did not disclose, and I have
                                       -----------
no knowledge of, the existence of any condition or event which constitutes a Default or Unmatured Default during or at the end of the accounting period covered by the attached financial statements or as of the date of this Certificate, except as set forth below; and

     4.  Schedule I attached hereto sets forth financial data and computations
         ----------
evidencing the Borrower's compliance with certain covenants of the Agreement, all of which data and computations are true, complete and correct.

     Described below are the exceptions, if any, to paragraph 3 by listing, in
                                                    -----------
detail, the nature of the condition or event, the period during which it has existed and the action which the Borrower has taken, is taking, or proposes to take with respect to each such condition or event:

     The foregoing certifications, together with the computations set forth in
Schedule I hereto and the financial statements delivered with this Certificate
----------
in support hereof, are made and delivered this _______ day of ______________,
_____.

                      SCHEDULE I TO COMPLIANCE CERTIFICATE

                     Compliance as of _________, ____ with
                         Provisions of Section 7.20 of
                                 the Agreement

7.20(A)  FIXED CHARGE COVERAGE:
         ---------------------

      i.    Consolidated Pre-Tax Income plus Consolidated Fixed Charges
            -----------------------------------------------------------
      ii.   Consolidated Fixed Charges
            --------------------------

      RATIO
      (CANNOT BE LESS THAN 1.25 TO 1 ON A ROLLING FOUR QUARTER BASIS)
      ==========================================================================
7.20(B)  CONSOLIDATED ADJUSTED TANGIBLE NET WORTH:
-------------------------------------------------
      NOT LESS THAN:
      $465,000,000
      Plus:
      ----
      i.  50% of:
          ------
          Consolidated Net Income since 1/1/97
      ii. 100% of cash proceeds of:
          ------------------------
          Equity Securities sold or issued after 6/30/97
          Subordinated Indebtedness issued after 6/30/97


===============================================================================
  7.20(C)  CONSOLIDATED FUNDED DEBT TO CONSOLIDATED ADJUSTED TANGIBLE NET WORTH:
           --------------------------------------------------------------------

      i.  Consolidated Funded Debt
          ------------------------
      ii. Consolidated Adjusted Tangible Net Worth
          ----------------------------------------

      RATIO
      (CANNOT BE GREATER THAN 5 TO 1 AS OF THE LAST DAY OF ANY FISCAL QUARTER AND 7 TO 1 AT ALL OTHER TIMES)

===============================================================================
7.20(D)  ASSET COVERAGE:
-----------------------

      i.    Adjusted Asset Amount (100% of Borrower's and Subsidiaries=
            -----------------------------------------------------------
            Unrestricted Cash + 100% of Borrower's and Subsidiaries'
            --------------------------------------------------------
            Unrestricted Investment Securities (up to $15 million) + 98% of
            ---------------------------------------------------------------
            Consolidated Eligible Loans + 65% of Adjusted Interest-Only Strip
            -----------------------------------------------------------------
            Receivable + 50% of Borrower's Unrestricted Administrative
            ----------------------------------------------------------
            Land/Buildings (up to $50 million plus book value of Headquarters
            -----------------------------------------------------------------
            Building(s)))
            ------------

      ii. Consolidated Unsecured Senior Debt
          ----------------------------------

      RATIO
      (CANNOT BE LESS THAN 1 TO 1)

===============================================================================
7.20(E)  BORROWER GUARANTEES TO CONSOLIDATED ADJUSTED TANGIBLE NET WORTH:
------------------------------------------------------------------------

      i.  Contingent Obligations constituting guarantees
          ----------------------------------------------
      ii. Consolidated Adjusted Tangible Net Worth
          ----------------------------------------

      RATIO
      (CANNOT BE GREATER THAN 1 TO 1 AT ANY TIME)



*   SUPPORTING DETAIL SATISFACTORY TO THE AGENT ATTACHED.

                                   EXHIBIT G
                                   ---------

                              ASSIGNMENT AGREEMENT

     This Assignment Agreement (this "Assignment Agreement") between
                                      --------------------
__________________________ (the "Assignor") and __________________ (the
                                 --------
"Assignee") is dated as of _________________, ____.  The parties hereto agree as
---------
follows:


     1.  PRELIMINARY STATEMENT.  The Assignor is a party to a Credit Agreement
         ---------------------
(which, as it may be amended, modified, renewed or extended from time to time is herein called the "Credit Agreement") described in Item 1 of Schedule 1 attached
                   ----------------                ------    ----------
hereto ("Schedule 1").  Capitalized terms used herein and not otherwise defined
         ----------
herein shall have the meanings attributed to them in the Credit Agreement.

     2.  ASSIGNMENT AND ASSUMPTION.  The Assignor hereby sells and assigns to
         -------------------------
the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor's rights and obligations under the Credit Agreement such that after giving effect to such assignment the Assignee shall have purchased pursuant to this Assignment Agreement the percentage interest specified in Item 3 of Schedule 1 of all outstanding rights and obligations
             ------    ----------
under the Credit Agreement relating to the facilities listed in Item 3 of
                                                                ------
Schedule 1 and the other Loan Documents.  The aggregate Commitment (or Loans and
----------
participation interests in Facility Letters of Credit, if the applicable Commitment has been terminated) purchased by the Assignee hereunder is set forth in Item 4 of Schedule 1.
   ------    -----------

     3.  EFFECTIVE DATE.  The effective date of this Assignment Agreement (the
         --------------
"Effective Date") shall be the later of the date specified in Item 5 of Schedule
---------------                                               ------    --------
1 or two Business Days (or such shorter period agreed to by the Agent) after a
-
Notice of Assignment substantially in the form of Exhibit I attached hereto has
                                                  ---------
been delivered to the Agent. Such Notice of Assignment must include any consents required to be delivered to the Agent by Section 12.3.1 of the Credit
                                                  --------------
Agreement. In no event will the Effective Date occur if the payments required to be made by the Assignee to the Assignor on the Effective Date under Sections
                                                                       --------
4 and 5 hereof are not made on the proposed Effective Date.  The Assignor will
-     -
notify the Assignee of the proposed Effective Date no later than the Business Day prior to the proposed Effective Date. As of the Effective Date, (i) the Assignee shall have the rights and obligations of a Lender (including, without limitation,, if applicable, of a Swing Line Lender) under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder and (ii) the Assignor shall relinquish its rights and be released from its corresponding obligations under the Loan Documents with respect to the rights and obligations assigned to the Assignee hereunder.

     4.  PAYMENTS OBLIGATIONS.  On and after the Effective Date, the Assignee
         --------------------
shall be entitled to receive from the Agent all payments of principal, interest and fees with respect to the interest assigned hereby. The Assignee shall advance funds directly to the Agent with respect to all Loans, reimbursement obligations and other payments made on or after the Effective Date with respect to the interest assigned hereby. [In consideration for the sale and assignment of Loans hereunder, (i) the Assignee shall pay the Assignor, on the Effective Date, an amount equal to the principal amount of the portion of all Floating Rate Loans assigned to the Assignee hereunder and (ii) with respect to each

Fixed Rate Loan made by the Assignor and assigned to the Assignee hereunder which is outstanding on the Effective Date, (a) on the last day of the Fixed Rate Interest Period therefor or (b) on such earlier date agreed to by the Assignor and the Assignee or (c) on the date on which any such Fixed Rate Loan either becomes due (by acceleration or otherwise) or is prepaid (the date as described in the foregoing clauses (a), (b) or (c) being hereinafter referred to
                           -----------  ---    ---
as the "Payment Date"), the Assignee shall pay the Assignor an amount equal to
        ------------
the principal amount of the portion of such Fixed Rate Loan assigned to the Assignee which is outstanding on the Payment Date. If the Assignor and the Assignee agree that the Payment Date for such Fixed Rate Loan shall be the Effective Date, they shall agree to the interest rate applicable to the portion of such Loan assigned hereunder for the period from the Effective Date to the end of the existing Fixed Rate Interest Period applicable to such Fixed Rate Loan (the "Agreed Interest Rate") and any interest received by the Assignee in
           --------------------
excess of the Agreed Interest Rate shall be remitted to the Assignor. In the event interest for the period from the Effective Date to but not including, without limitation, the Payment Date is not paid by the Borrower with respect to any Fixed Rate Loan sold by the Assignor to the Assignee hereunder, the Assignee shall pay to the Assignor interest for such period on the portion of such Fixed Rate Loan sold by the Assignor to the Assignee hereunder at the applicable rate provided by the Credit Agreement. In the event a prepayment of any Fixed Rate Loan which is existing on the Payment Date and assigned by the Assignor to the Assignee hereunder occurs after the Payment Date but before the end of the Fixed Rate Interest Period applicable to such Fixed Rate Loan, the Assignee shall remit to the Assignor the excess of the prepayment penalty paid with respect to the portion of such Fixed Rate Loan assigned to the Assignee hereunder over the amount which would have been paid if such prepayment penalty was calculated based on the Agreed Interest Rate. The Assignee will also promptly remit to the Assignor (i) any principal payments received from the Agent with respect to Fixed Rate Loans prior to the Payment Date and (ii) any amounts of interest on Loans and fees received from the Agent which relate to the portion of the Loans assigned to the Assignee hereunder for periods prior to the Effective Date, in the case of Floating Rate Loans or fees, or the Payment Date, in the case of Fixed Rate Loans, and not previously paid by the Assignee to the Assignor.]* In the event that either party hereto receives any payment to which the other party hereto is entitled under this Assignment Agreement, then the party receiving such amount shall promptly remit it to the other party hereto.

*Each Assignor may insert its standard payment provisions in lieu of the payment terms included in this Exhibit.

     5.  FEES PAYABLE BY THE ASSIGNEE.  The Assignee shall pay to the Assignor a
         ----------------------------
fee on each day on which a payment of interest or facility fees is made under the Credit Agreement with respect to the amounts assigned to the Assignee hereunder (other than a payment of interest or facility fees for the period prior to the Effective Date or, in the case of Fixed Rate Loans, the Payment Date, which the Assignee is obligated to deliver to the Assignor pursuant to
Section 4 hereof).  The amount of such fee shall be the difference between (i)
---------
the interest or fee, as applicable, paid with respect to the amounts assigned to the Assignee hereunder and (ii) the interest or fee, as applicable, which would have been paid with respect to the amounts assigned to the Assignee hereunder if each interest rate was ___ of 1% less than the interest rate paid by the Borrower or if the facility fee was ___ of 1% less than the commitment fee paid by the Borrower, as applicable. In addition, the Assignee agrees to pay ___% of the recordation fee required to be paid to the Agent in connection with this Assignment Agreement.

     6.  REPRESENTATIONS OF THE ASSIGNOR; LIMITATIONS ON THE ASSIGNOR'S
         --------------------------------------------------------------

LIABILITY.  The Assignor represents and warrants that it is the legal and
---------
beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim created by the Assignor. It is understood and agreed that the assignment and assumption hereunder are made without recourse to the Assignor and that the Assignor makes no other representation or warranty of any kind to the Assignee. Neither the Assignor nor any of its officers, directors, employees, agents or attorneys shall be responsible for (i) the due execution, legality, validity, enforceability, genuineness, sufficiency or collectability of any Loan Document, including, without limitation, documents granting the Assignor and the other Lenders a security interest in assets of the Borrower or any Guarantor, (ii) any representation, warranty or statement made in or in connection with any of the Loan Documents, (iii) the financial condition or creditworthiness of the Borrower or any Guarantor, (iv) the performance of or compliance with any of the terms or provisions of any of the Loan Documents, (v) inspecting any of the Property, books or records of the Borrower, (vi) the validity, enforceability, perfection, priority, condition, value or sufficiency of any collateral securing or purporting to secure the Obligations or (vii) any mistake, error of judgment, or action taken or omitted to be taken in connection with the Loans, the Facility Letters of Credit or the Loan Documents.

     7.  REPRESENTATIONS OF THE ASSIGNEE.  The Assignee (i) confirms that it has
         -------------------------------
received a copy of the Credit Agreement, together with copies of the financial statements requested by the Assignee and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment Agreement, (ii) agrees that it will, independently and without reliance upon the Agent, the Assignor or any other Lender and based on such documents and information at it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, (iii) appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under the Loan Documents as are delegated to the Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender, (v) agrees that its payment instructions and notice instructions are as set forth in the attachment to Schedule 1, (vi) confirms that none of the funds, monies, assets
              ----------
or other consideration being used to make the purchase and assumption hereunder are "plan assets" as defined under ERISA and that its rights, benefits and interests in and under the Loan Documents will not be "plan assets" under ERISA, [and (vii) attaches the forms prescribed by the Internal Revenue Service of the United States certifying that the Assignee is entitled to receive payments under the Loan Documents without deduction or withholding of any United States federal income taxes].**

**to be inserted if the Assignee is not incorporated under the laws of the United States, or a state thereof.

     8.  INDEMNITY.  The Assignee agrees to indemnify and hold the Assignor
         ---------
harmless against any and all losses, costs and expenses (including, without limitation, reasonable attorneys' fees) and liabilities incurred by the Assignor in connection with or arising in any manner from the Assignee's non-performance of the obligations assumed under this Assignment Agreement.

     9.  SUBSEQUENT ASSIGNMENTS.  After the Effective Date, the Assignee shall
         ----------------------
have the right pursuant to Section 13.3.1 of the Credit Agreement to assign the
                           --------------
rights which are assigned to the Assignee hereunder to any Person, provided that
(i) any such subsequent assignment does not violate
any of the terms and conditions of the Loan Documents or any law, rule, regulation, order, writ, judgment, injunction or decree and that any consent required under the terms of the Loan Documents has been obtained and (ii) unless the prior written consent of the Assignor is obtained, the Assignee is not thereby released from its obligations to the Assignor hereunder, if any remain unsatisfied, including, without limitation, its obligations under Sections 4, 5
                                                                  ----------  -
and 8 hereof.
    -

     10.  REDUCTIONS OF AGGREGATE COMMITMENTS.  If any reduction in the
          -----------------------------------
Aggregate Commitment or the Aggregate Swing Line Commitment occurs between the date of this Assignment Agreement and the Effective Date, the percentage interest specified in Item 3 of Schedule 1 shall remain the same, but the Dollar
                      ------    ----------
amount purchased shall be recalculated based on the reduced Aggregate Commitment or Aggregate Swing Line Commitment, as applicable.

     11.  ENTIRE AGREEMENT.  This Assignment Agreement and the attached Notice
          ----------------
of Assignment embody the entire agreement and understanding between the parties hereto and supersede all prior agreements and understandings between the parties hereto relating to the subject matter hereof.

     12.  GOVERNING LAW.  This Assignment Agreement shall be governed by the
          -------------
internal law, and not the law of conflicts, of the State of Illinois.

     13.  NOTICES.  Notices shall be given under this Assignment Agreement in
          -------
the manner set forth in the Credit Agreement. For the purpose hereof, the addresses of the parties hereto (until notice of a change is delivered) shall be the address set forth in the attachment to Schedule 1.
                                           ----------


     IN WITNESS WHEREOF, the parties hereto have executed this Assignment Agreement by their duly authorized officers as of the date first above written.

                              [NAME OF ASSIGNOR]

                              By:
                                    ----------------------------
                              Title:
                                    ----------------------------
                                    ----------------------------
                                    ----------------------------

                              [NAME OF ASSIGNEE]

                              By:
                                    ----------------------------
                              Title:
                                    ----------------------------
                                    ----------------------------
                                    ----------------------------

                                   SCHEDULE 1
                            to Assignment Agreement

1.   Description and Date of Credit Agreement: Credit Agreement dated as of June
                                               30, 1997, among The Money Store
                                               Inc., the Lenders party thereto,
                                               First Union National Bank, as
                                               Documentation Agent, and The
                                               First National Bank of Chicago,
                                               as Administrative Agent.

2.   Date of Assignment Agreement:  _____________, _____

3.   Amounts (As of Date of Item 2 above):
                            ------

                                          (Swing Line
                              Commitment  Commitment, if any)
                              ----------  ------------------

     a.   Total of Commitments
          (Loans)* under
          Credit Agreement              $                ($        )
                                        ------             ------

     b.   Assignee's Percentage
          of each Facility purchased
          under the Assignment
          Agreement**                         %          (        %)
                                        ------             ------

     c.   Amount of Assigned Share in
          each Facility purchased under
          the Assignment
          Agreement                     $                ($        )
                                        ------             ------
4.   Assignee's Aggregate (Loan
     Amount)* Commitment Amount
     purchased hereunder:               $                ($        )
                                        ------             ------

5.   Proposed Effective Date:
                                        -----------------

Accepted and Agreed:

[NAME OF ASSIGNOR]                           [NAME OF ASSIGNEE]

By:                                          By:
   --------------------                         ---------------------
Title:                                       Title:
      -----------------                             -----------------


* If a Commitment has been terminated, insert outstanding Loans in place of Commitment
**  Percentage taken to 10 decimal places

                Attachment to SCHEDULE 1 to ASSIGNMENT AGREEMENT

         Attach Assignor's Administrative Information Sheet, which must include notice address for the Assignor and the Assignee

                                   EXHIBIT I
                                   ---------
                            to Assignment Agreement

                                     NOTICE
                                 OF ASSIGNMENT
                                 -------------


                                                     ____________________, ____



To:      THE MONEY STORE INC.
         2840 Morris Avenue
         Union, New Jersey  07083

         THE FIRST NATIONAL BANK OF CHICAGO, as Agent
         One First National Plaza
         Chicago, Illinois 60670


From:    [NAME OF ASSIGNOR] (the "Assignor")
                                  --------

         [NAME OF ASSIGNEE] (the "Assignee")
                                  --------


         1. We refer to that Credit Agreement (the "Credit Agreement") described in Item 1 of Schedule 1 attached hereto ("Schedule 1"). Capitalized
             ------    ----------                   ----------
terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement.

         2.  This Notice of Assignment (this "Notice") is given and delivered to
                                              ------
the Borrower and the Agent pursuant to Section 13.3.2 of the Credit Agreement.
                                       --------------

         3. The Assignor and the Assignee have entered into an Assignment Agreement, dated as of __________, ____ (the "Assignment"), pursuant to which,
                                              ----------
among other things, the Assignor has sold, assigned, delegated and transferred to the Assignee, and the Assignee has purchased, accepted and assumed from the Assignor the percentage interest specified in Item 3 of Schedule 1 of all
                                              ------    ----------
outstandings, rights and obligations under the Credit Agreement relating to the facilities listed in Item 3 of Schedule 1. The Effective Date of the Assignment
                     ------    ----------
shall be the later of the date specified in Item 5 of Schedule 1 or two Business
                                            ------    ----------
Days (or such shorter period as agreed to by the Agent) after this Notice of Assignment and any consents and fees required by Sections 13.3.1 and 13.3.2 of
                                                 ---------------     ------
the Credit Agreement have been delivered to the Agent, provided that the Effective Date shall not occur if any condition precedent agreed to by the Assignor and the Assignee has not been satisfied.

         4. The Assignor and the Assignee hereby give to the Borrower and the Agent notice of the assignment and delegation referred to herein. The Assignor will confer with the Agent before the date specified in Item 5 of Schedule 1 to
                                                        ------    ----------
determine if the Assignment Agreement will become effective on such date pursuant to Section 3 hereof, and will confer with the Agent to determine the
            ---------

Effective Date pursuant to Section 3 hereof if it occurs thereafter.  The
                           ---------
Assignor shall notify the Agent if the Assignment Agreement does not become effective on any proposed Effective Date as a result of the failure to satisfy
the conditions precedent agreed to by the Assignor and the Assignee.   At the
request of the Agent, the Assignor will give the Agent written confirmation of the satisfaction of the conditions precedent.

         5. The Assignor or the Assignee shall pay to the Agent on or before the Effective Date the processing fee of $3,000 required by Section 13.3.2 of
                                                            --------------
the Credit Agreement.

         6. If Notes are outstanding on the Effective Date, the Assignor and the Assignee request and direct that the Agent prepare and cause the Borrower to execute and deliver new Notes or, as appropriate, replacements notes, to the Assignor and the Assignee. The Assignor and, if applicable, the Assignee each agree to deliver to the Agent the original Note received by it from the Borrower upon its receipt of a new Note in the appropriate amount.

         7. The Assignee advises the Agent that notice and payment instructions are set forth in the attachment to Schedule 1.
                                   ----------

         8. The Assignee hereby represents and warrants that none of the funds, monies, assets or other consideration being used to make the purchase pursuant to the Assignment are "plan assets" as defined under ERISA and that its rights, benefits, and interests in and under the Loan Documents will not be "plan assets" under ERISA.

         9. The Assignee authorizes the Agent to act as its agent under the Loan Documents in accordance with the terms thereof. The Assignee acknowledges that the Agent has no duty to supply information with respect to the Borrower or the Loan Documents to the Assignee until the Assignee becomes a party to the Credit Agreement.*

*May be eliminated if Assignee is a party to the Credit Agreement prior to the Effective Date.

NAME OF ASSIGNOR                             NAME OF ASSIGNEE


By:                                          By:
   --------------------                         ---------------------
Title:                                       Title:
      -----------------                             -----------------


ACKNOWLEDGED AND CONSENTED                   ACKNOWLEDGED AND CONSENTED TO
TO BY THE FIRST NATIONAL BANK                BY THE MONEY STORE INC.
OF CHICAGO, as Agent


By:                                          By:
   --------------------                         ---------------------
Title:                                       Title:
      -----------------                             -----------------

                 [Attach photocopy of Schedule 1 to Assignment]

                                   EXHIBIT H
                                   ---------
                 LOAN/CREDIT RELATED MONEY TRANSFER INSTRUCTION

To The First National Bank of Chicago,
as Administrative Agent (the "Agent") under the Credit
                              -----
Agreement Described Below.

Re: Credit Agreement, dated June 30, 1997 (as the same may be amended or modified, the "Credit Agreement"), among The Money Store Inc. (the
                    ----------------
     "Borrower"), the Lenders named therein, First Union National Bank, as
     ---------
     Documentation Agent, and the Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

     The Agent is specifically authorized and directed to act upon the following standing money transfer instructions with respect to the proceeds of Advances or other extensions of credit from time to time until receipt by the Agent of a specific written revocation of such instructions by the Borrower, provided, however, that the Agent may otherwise transfer funds as hereafter directed in writing by the Borrower in accordance with Section 14.1 of the Credit Agreement
                                           ------------
or based on any telephonic notice made in accordance with Section 2.11 of the
                                                          ------------
Credit Agreement.

Facility Identification Number(s)
                                  -------------------------------------------

Customer/Account Name
                     --------------------------------------------------------

Transfer Funds To -----------------------------------------------------------





For Account No.
               --------------------------------------------------------------

Reference/Attention To
                       ------------------------------------------------------

Authorized Officer (Customer Representative) Date
                                                  ---------------------------

                                             --------------------------------
(Please Print)                               Signature

                                             --------------------------------

Bank Officer Name                            Date


                                             --------------------------------
(Please Print)                               Signature

   (Deliver Completed Form to Credit Support Staff For Immediate Processing)

                                   EXHIBIT I
                                   ---------


                              SUBSIDIARY GUARANTY

          THIS SUBSIDIARY GUARANTY dated as of June 30, 1997, is executed in favor of THE FIRST NATIONAL BANK OF CHICAGO, as Administrative Agent for the benefit of the Lenders, under the Credit Agreement referred to below.

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, The Money Store Inc. (the "Borrower") has entered into a
                                              --------
Credit Agreement dated as of June 30, 1997 (as amended or otherwise modified from time to time, the "Credit Agreement"; the terms defined therein and not
                        ----------------
otherwise defined herein shall be used herein as therein defined) with the Lenders from time to time party thereto (collectively, the "Lenders" and
                                                            -------
individually, a "Lender"), First Union National Bank, as Documentation Agent,
                 ------
and The First National Bank of Chicago, as Administrative Agent (in such capacity, together with its successors and assigns in such capacity, the "Agent") pursuant to which the Lenders may make Advances from time to time to
 -----
the Borrower;

          WHEREAS, each of the undersigned are Subsidiaries of the Borrower and the financial strength and flexibility of the Borrower has a direct impact on each of the undersigned; and

          WHEREAS, each of the undersigned does and will benefit from the making of the Advances and the issuance of the Facility Letters of Credit pursuant to the Credit Agreement and is willing to guaranty the Guaranteed Obligations (as defined below).

          NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby jointly and severally unconditionally, as primary obligor and not merely as surety, guarantees the full and prompt payment when due, whether by acceleration or otherwise, and at all times thereafter, of all Obligations and all obligations (monetary or otherwise) of each of the undersigned to the Agent or any Lender, howsoever created, arising or evidenced, whether direct or indirect, absolute or contingent, now or hereafter existing, or due or to become due, which arise out of or in connection with the Credit Agreement, the Notes, the Facility Letters of Credit, or any document or instrument executed in connection therewith, in each case as the same may be amended, modified, extended or renewed from time to time, including, without limitation, any interest which would accrue but for the fact that bankruptcy proceedings have been commenced (all such obligations being herein collectively called the "Guaranteed
                                                            ----------
Obligations"); provided, however, that the liability of each of the undersigned
-----------    --------  -------
hereunder shall be limited to the maximum amount of the Guaranteed Obligations which such undersigned may guaranty without violating any fraudulent conveyance or fraudulent transfer law (plus all costs and expenses (including, without limitation, attorneys' fees (which attorneys may be employees of the Agent or any Lender) and legal expenses) paid or incurred by the Agent or any Lender in enforcing this Guaranty against such undersigned).

          Each of the undersigned agrees that, in the event of the dissolution or insolvency of the

Borrower or any undersigned, or the inability or failure of the Borrower or any undersigned to pay debts as they become due, or an assignment by the Borrower or any undersigned for the benefit of creditors, or the occurrence of any other event of the type described in Section 8.7 or 8.8 of the Credit Agreement with
                               -----------    ---
respect to the Borrower or any of the undersigned, and if such event shall occur at a time when any of the Guaranteed Obligations may not then be due and payable, such undersigned will pay to the Agent, for the benefit of itself and the Lenders forthwith the full amount which would be payable hereunder by such undersigned if all Guaranteed Obligations were then due and payable.

          To secure all obligations of each of the undersigned hereunder, the Agent and each Lender shall have a Lien on and security interest in (and may, without demand or notice of any kind, at any time and from time to time when any amount shall be due and payable by such undersigned hereunder, appropriate and apply toward the payment of such amount, in such order of application as the Agent or such Lender may elect, subject to Section 2.10 of the Credit Agreement)
                                           ------------
any and all balances, credits, deposits, accounts or moneys of or in the name of such undersigned now or hereafter with the Agent or any Lender (other than to the extent held in trust or as fiduciary for the benefit of investors) and any and all property of every kind or description of or in the name of such undersigned now or hereafter, for any reason or purpose whatsoever, in the possession or control of, or in transit to, the Agent or any Lender or any agent or bailee for the Agent or any Lender.

          This Guaranty shall in all respects be a continuing, absolute and unconditional guaranty, and shall remain in full force and effect
(notwithstanding, without limitation, the dissolution of any of the undersigned or that at any time or from time to time no Guaranteed Obligations are outstanding) until all Guaranteed Obligations have been paid in full and all Commitments under the Credit Agreement have been terminated.

          The undersigned further agree that if at any time all or any part of any payment theretofore applied by the Agent or any Lender to any of the Guaranteed Obligations is or must be rescinded or returned by the Agent or such Lender for any reason whatsoever (including, without limitation, the insolvency, bankruptcy or reorganization of the Borrower or any of the undersigned), such Guaranteed Obligations shall, for the purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, be deemed to have continued in existence, notwithstanding such application by the Agent or such Lender, and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Guaranteed Obligations, all as though such application by the Agent or such Lender had not been made.

          The Agent (on behalf of the Lenders) may, from time to time, at its sole discretion and without notice to the undersigned (or any of them), take any or all of the following actions: (a) retain or obtain a security interest in any property to secure any of the Guaranteed Obligations or any obligation hereunder (to the extent provided in any collateral document entered into in connection with the Credit Agreement), (b) retain or obtain the primary or secondary obligation of any obligor or obligors, in addition to the undersigned, with respect to any of the Guaranteed Obligations, (c) extend or renew any of the Guaranteed Obligations for one or more periods (whether or not longer than the original period), alter or exchange any of the Guaranteed Obligations, or release or compromise any obligation of any of the undersigned hereunder or any obligation of any nature of any other obligor with respect to any of the Guaranteed Obligations, (d) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any property securing any of the Guaranteed Obligations or any obligation hereunder, or extend or renew for one or more periods (whether or not longer than the original period) or release, compromise, alter or exchange any obligations of any nature of any obligor with respect to any such property, and (e) resort to the undersigned (or any of them) for payment of any of the Guaranteed Obligations when due, whether or not the Agent or any Lender shall have resorted to any property securing any of the Guaranteed Obligations or any obligation hereunder or shall have proceeded against any other of the undersigned or any other obligor primarily or secondarily obligated with respect to any of the Guaranteed Obligations.

          Any amounts received by the Agent or any Lender from whatever source on account of the Guaranteed Obligations may be applied by it toward the payment of the Guaranteed Obligations; and, notwithstanding any payments made by or for the account of any of the undersigned pursuant to this Guaranty, the undersigned shall not be subrogated to any rights of the Agent or any Lender until such time as this Guaranty shall have been discontinued as to all of the undersigned and the Agent and each Lender shall have received payment of the full amount of all Guaranteed Obligations.

          The undersigned hereby expressly waive: (a) notice of the acceptance by the Agent or any Lender of this Guaranty, (b) notice of the existence or creation or non-payment of all or any of the Guaranteed Obligations, (c) presentment, demand, notice of dishonor, protest, and all other notices whatsoever, and (d) all diligence in collection or protection of or realization upon any Guaranteed Obligations or any security for or guaranty of any Guaranteed Obligations.

          Each of the undersigned further agrees to pay all reasonable expenses (including, without limitation, reasonable attorneys' fees (which attorneys may be employees of the Agent or any Lender) and legal expenses) paid or incurred by the Agent or any Lender in endeavoring to collect the Guaranteed Obligations of such undersigned, or any part thereof, and in enforcing this Guaranty against such undersigned.

          The creation or existence from time to time of additional Guaranteed Obligations to the Agent or any Lender is hereby authorized, without notice to the undersigned (or any of them), and shall in no way affect or impair the rights of the Agent or any Lender or the obligations of the undersigned under this Guaranty.

          The Agent or any Lender may from time to time, without notice to the undersigned (or any of them), assign or transfer any or all of the Guaranteed Obligations or any interest therein to the extent permitted by the Credit Agreement; and, notwithstanding any such assignment or transfer or any subsequent assignment or transfer thereof, such Guaranteed Obligations shall be and remain Guaranteed Obligations for the purposes of this Guaranty, and each and every immediate and successive assignee or transferee of any of the Guaranteed Obligations or of any interest therein shall, to the extent of the interest of such assignee or transferee in the Guaranteed Obligations, be entitled to the benefits of this Guaranty to the same extent as if such assignee or transferee were the Agent or such Lender, as the case may be.

          No delay on the part of the Agent or any Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by the Agent or any Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any provision of this Guaranty be binding upon the Agent or any Lender except as expressly set forth in a writing duly signed and delivered on behalf of the Agent or such Lender, as the case may be. No action of the Agent or any Lender permitted hereunder shall in any way affect or impair the rights of the Agent or any Lender or the obligations of the undersigned under this Guaranty. For purposes of this Guaranty, Guaranteed Obligations shall include all obligations of the Borrower and each of the undersigned to the Agent and each Lender arising under or in connection with the Credit Agreement, the Notes or any other Loan Document, notwithstanding any right or power of the Borrower or anyone else to assert any claim or defense as to the invalidity or unenforceability of any obligation, and no such claim or defense shall affect or impair the obligations of the undersigned hereunder.

          This Guaranty shall be binding upon the undersigned and the successors and assigns of the undersigned; and to the extent that the Borrower or any of the undersigned is either a partnership or a corporation, all references herein to the Borrower and to the undersigned, respectively, shall be deemed to include any successor or successors, whether immediate or remote, to such partnership or corporation. The term "undersigned" as used herein shall mean all parties executing this Guaranty and each of them, and all such parties shall be jointly and severally obligated hereunder.

          This Guaranty has been delivered at Chicago, Illinois, and shall be construed in accordance with and governed by the internal laws of the State of Illinois. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

          This Guaranty may be executed in any number of counterparts and by the different parties hereto on separate counterparts, and each such counterpart shall be deemed to be an original but all such counterparts shall together constitute one and the same Guaranty. At any time after the date of this Guaranty, one or more additional persons or entities may become parties hereto by executing and delivering to the Agent a counterpart of this Guaranty. Immediately upon such execution and delivery (and without any further action), each such additional person or entity will become a party to, and will be bound by all of the terms of, this Guaranty.

          This Guaranty may be secured by one or more other agreements (including, without limitation, one or more pledge agreements, mortgages, deeds of trust or other similar documents).

          EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF ANY UNITED STATES FEDERAL OR ILLINOIS STATE COURT SITTING IN CHICAGO IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY LOAN DOCUMENTS AND EACH OF THE UNDERSIGNED HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE AGENT OR ANY LENDER TO BRING PROCEEDINGS AGAINST ANY OF THE UNDERSIGNED IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL

PROCEEDING BY ANY OF THE UNDERSIGNED AGAINST THE AGENT OR ANY LENDER OR ANY AFFILIATE OF THE AGENT OR ANY LENDER INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN CHICAGO, ILLINOIS.

          EACH OF THE UNDERSIGNED, AND (BY ACCEPTING THE BENEFITS HEREOF) THE AGENT AND EACH LENDER HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH ANY LOAN DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.

          IN WITNESS WHEREOF, this Guaranty has been duly executed and delivered as of the day and year first above written.

                              TMS Mortgage Inc., The Money Store/Kentucky Inc., The Money Store Home Equity Corp., The Money Store/D.C., Inc., The Money Store/Minnesota Inc., The Money Store Auto Finance Inc., The Money Store Commercial Mortgage Inc., Equity Insurance Agency, Inc., Major Brokerage Co., Inc., Princeton Escrow, Dyna-Mark, Inc., The Money Store Investment Corporation, The Money Store of New York, Inc., The Commerce Group, The Money Store/Service Corp., ClassNotes Inc., The Money Store Realty, Inc., TMS Venture Holdings Inc., The Money Store Holdings Limited, The Money Store Limited, Platform Home Loans Limited, The Money Store U.K. Inc., The Money Store Insurance Services Corp.



                    By:_______________________________________________________
                    __
                    Name
                    Printed:________________________________________________
                    Title:______________________________________________________
                    __

                                   SCHEDULE 1
                                   ----------
              Corporate Flow Chart of The Money Store Inc. ("TMS")
                                                             ---
                        ( /1/= Excluded Subsidiaries)
                           -


                                                                   Percentage of
                                                                   Voting Stock
                                            Jurisdiction         Owned by TMS and
Name of Subsidiary                        of Incorporation   each other Subsidiary/1/
------------------                        ----------------  ---------------------------

THE MONEY STORE/D.C., INC.                   VIRGINIA            TMS Mortgage Inc.
THE MONEY STORE/KENTUCKY INC.                KENTUCKY            TMS Mortgage Inc.
THE MONEY STORE/MINNESOTA INC.               MINNESOTA           TMS Mortgage Inc.
EQUITY INSURANCE AGENCY, INC.                NEW JERSEY          TMS Mortgage Inc.
MAJOR BROKERAGE CO., INC.                    NEW JERSEY          TMS Mortgage Inc.
PRINCETON ESCROW                             CALIFORNIA          TMS Mortgage Inc.
THE MONEY STORE HOME EQUITY CORP.            KENTUCKY            TMS Mortgage Inc.
DYNA-MARK, INC.                              NEW JERSEY          TMS Mortgage Inc.
THE MONEY STORE INVESTMENT                   NEW JERSEY          100%
  CORPORATION
THE MONEY STORE OF NEW YORK, INC.            NEW YORK            The Money Store Investment
                                                                 Corporation
*FIRST MONEY STORE SECURITIES INC.           NEW JERSEY          100%
THE COMMERCE GROUP                           CALIFORNIA          100%
THE MONEY STORE COMMERCIAL                   NEW JERSEY          100%
  MORTGAGE INC.
  (f/k/a Commercial Capital Company Inc.)
THE MONEY STORE/SERVICE CORP.                NEW JERSEY          100%
TMS MORTGAGE INC.                            NEW JERSEY          100%
*TRANS-WORLD INSURANCE COMPANY               ARIZONA             100%
*TMS SPECIAL HOLDINGS, INC.                  DELAWARE            100%
*TMS HOME HOLDINGS, INC.                     DELAWARE            TMS Mortgage Inc.
*TMS SBA HOLDINGS INC.                       DELAWARE            The Money Store Investment
                                                                 Corporation
*TMS STUDENT HOLDINGS INC.                   DELAWARE            100%
*EDUCAID STUDENT HOLDINGS INC.               DELAWARE            100%
*TMS AUTO HOLDINGS INC.                      DELAWARE            100%
CLASSNOTES INC.                              DELAWARE            100%
THE MONEY STORE AUTO FINANCE INC.            DELAWARE            100%
THE MONEY STORE REALTY, INC.                 CALIFORNIA          100%
TMS VENTURE HOLDINGS INC.                    DELAWARE            TMS Mortgage Inc.
THE MONEY STORE HOLDINGS LIMITED             UNITED KINGDOM      100%

----------
 /1/  Unless otherwise noted, stock of affiliates is owned by The Money Store
      Inc.

THE MONEY STORE LIMITED                      UNITED KINGDOM      The Money Store Holdings
                                                                 Limited
PLATFORM HOME LOANS LIMITED                  UNITED KINGDOM      The Money Store Holdings
                                                                 Limited
THE MONEY STORE U.K. INC.                    Delaware            TMS Mortgage, Inc.
THE MONEY STORE INSURANCE SERVICES CORP.     California          100%
*THE MONEY STORE HELOC HOLDINGS,             Delaware            100%
INC.

                                  SCHEDULE 2
                                  ----------

        Subordinated Indebtedness/Contingent Obligations/Existing Liens

Part A  Subordinated Indebtedness
------  -------------------------

        Indebtedness   Indebtedness       Property        Maturity and Amount
        Incurred By      Owed To     Encumbered (If Any)    of Indebtedness
        ------------   ---------     -------------------   ----------------














Part B  Contingent Obligations
------  -----------------------



Part C  Existing Liens
------  --------------